UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2011

Structured Domestic Equity Funds
Balanced
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured Small Cap Growth
Structured Small Cap Value
Structured U.S. Equity

Goldman Sachs Structured Domestic Equity Funds

■	BALANCED

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED SMALL CAP GROWTH

■	STRUCTURED SMALL CAP VALUE

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Balanced Fund	6

Portfolio Management Discussion and Performance Summaries — Balanced Fund	7

Investment Process — Structured Domestic Equity Funds	15

Portfolio Management Discussion and Performance Summaries — Structured Domestic Equity Funds	17

Schedules of Investments	47

Financial Statements	88

Financial Highlights	96

Notes to Financial Statements	110

Other Information	139

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and also invests in fixed income securities. The Fund may invest in foreign securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may make substantial investments in derivative instruments, including options, financial futures, swaps, options on swaps, structured securities and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/ or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk.

MARKET REVIEW

Goldman Sachs Structured Domestic Equity Funds

Market Review

U.S. stock and bond markets were resilient in the face of new risks during the six months ended April 30, 2011 (the “Reporting Period”). During the first half of the Reporting Period, strong economic data boosted investor sentiment. Surveys suggested manufacturing activity was expanding rapidly after the summer slowdown, and consumer spending figures improved substantially. Monetary and fiscal stimulus also contributed to the more confident outlook as the Federal Reserve (the “Fed”) began buying U.S. Treasuries through its second quantitative easing program and Congress and the Obama Administration agreed to extend tax cuts into 2011.

The economic outlook and investor confidence faltered during the first calendar quarter of 2011, as political unrest emerged in Tunisia, followed quickly by Egypt and the broader Middle East and North African region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread, adding another element of risk to the outlook. In March, Japan was struck by the Tohoku earthquake and tsunami, followed by the crisis at the Fukushima Daiichi nuclear plant. In the U.S., debate intensified over measures to reduce the government deficit, and a government shutdown over the budget for the 2011 fiscal year was narrowly averted in April.

Economic data also began to soften. U.S. economic growth slowed from 3.2% during the fourth quarter of 2010 to 1.8% during the first quarter of 2011. Key indicators remained generally robust, however, and payroll data reflected unexpectedly strong jobs gains in the private sector. The weak spot remained the housing market, as national housing reports reflected a persistent downward trend in prices.

Throughout the Reporting Period, the Fed kept the targeted federal funds rate at a historic low of 0% to 0.25%, where it has stood since December 2008. Although some regional Fed presidents have called for an increase, the Fed continued to reiterate in official policy statements its bias toward an extended period of low interest rates.

Equity Markets

The stock market moved higher during the Reporting Period. Small-cap stocks outperformed large-cap stocks, primarily in the information technology sector. The Russell 2000® Index, which measures the small-cap universe, gained 23.73%, while the S&P® 500 Index, a measure of large-cap stocks, returned 16.36%. Across the capitalization spectrum, value-oriented stocks outperformed growth-oriented stocks, largely as a result of strength in the information technology sector. The Russell 1000® Value Index, representing large-cap value stocks, gained 17.29% for the Reporting Period, outperforming the Russell 1000® Growth Index, representing large-cap growth stocks, which was up 16.96%.

MARKET REVIEW

Fixed Income Markets

Robust investor demand supported the prices of riskier fixed income assets during the Reporting Period, although strong rallies were interrupted by bouts of risk aversion. Renewed confidence in the economic recovery during the final months of 2010 drove longer maturity Treasury yields sharply higher. By early February, the yield on the 10-year Treasury note, which began the Reporting Period at 2.60%, had climbed to 3.74%. The yield curve (or, spectrum of maturities) steepened, with the difference in yields between two- and 30-year Treasuries widening to record levels on speculation that inflation could accelerate. As geopolitical concerns mounted and economic data softened, longer term yields began to fall and by the end of the Reporting Period, the yield on the 10-year Treasury note had dropped to 3.29%.

Looking Ahead

Equity Markets

We continue to believe that cheaper stocks are likely to outpace more expensive ones. Stocks with good momentum are likely, in our view, to outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

Fixed Income Markets

We are optimistic about U.S. economic growth potential in 2011 and 2012. However, given the downside risks that arose since the turn of the calendar year, we have trimmed our 2011 U.S. Gross Domestic Product (“GDP”) forecast to 3.2% from 3.5% at the end of 2010, putting us in line with consensus estimates. We also reduced our 2012 U.S. GDP forecast from 3.5% to 3.0%, putting us slightly below the consensus. We expect headline inflation of 1.7% in 2011 and 2.0% in 2012, which is in line with the consensus.

At the end of the Reporting Period, the core drivers of U.S. economic growth—consumer spending and business investment—were improving, and we believe this is likely to continue. Consumer spending was benefiting from a rise in real disposable income, which increased nearly 3% year-over-year in January 2011. The rise in disposable income, driven in part by payroll tax cuts passed in late 2010, was allowing consumers to continue to build their savings while maintaining spending growth of approximately 2% year over year. Meanwhile, business investment was still underpinned by strong corporate profits, which were being recycled into spending on machinery and equipment.

MARKET REVIEW

The job market, a key weak spot in the economic recovery to date, was also showing signs of life at the end of the Reporting Period. The private sector added more jobs than expected in the first quarter, though the unemployment rate remained around 9%. Demand for consumer and business credit, another weak spot in the recovery, also appeared to be growing again, based on the Fed’s survey of senior loan officers. The housing market remained an area of weakness as home prices continued to fall, but we anticipate a pickup in demand as the weather improves in the months ahead.

We expect the Fed to come under heightened pressure in 2011 to raise short-term interest rates. Core inflation (which excludes food and energy prices) appeared, at the end of the Reporting Period, to have bottomed. With more people renting rather than buying a home, the rental price component of core inflation seems likely, we believe, to turn higher. However, we expect inflation to remain relatively low even into 2012 given the amount of slack that is still in the economy. With inflation likely to remain low and growth still facing multiple challenges, we think the Fed will stay on hold throughout 2011.

While we believe domestic sources of strength can support continued economic growth in the U.S., the risk to this view is that the situations in the Middle East, North Africa, Europe and Japan may deteriorate further. In particular, further unrest in the Middle East could derail the U.S. expansion through an oil supply shock. However, we do not anticipate such an occurrence. The situation in Japan was, as of this writing, still developing, and the ultimate impact of events there on the global economy is unknown. We think the key risk for the U.S. is a break in the global supply chain that causes manufacturing or other business activity to slow due to a lack of components produced in Japan. In Europe, the continuing sovereign debt crisis still represented, at the end of the Reporting Period, a potential threat to business and consumer confidence globally.

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes—such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.

Fully invested, well-diversified portfolio that:

■	Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offers broad access to a clearly defined equity universe.

■	Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Balanced Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Goldman Sachs Balanced Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 9.67%, 9.28%, 9.27%, 9.85% and 9.69%, respectively. These returns compare to the 16.36%, 0.02% and 9.66% cumulative total returns of the Fund’s benchmarks, the S&P® 500 Index (with dividends reinvested), the Barclays Capital U.S. Aggregate Bond Index, and the blended index, comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index (with dividends reinvested), during the same period.

Q	How did the Fund’s asset allocation affect performance?

A	In keeping with our investment approach, we split the Fund’s assets between equity and fixed income securities, targeting 60% equities and 40% fixed income. Because of the equity market’s strong performance during the Reporting Period, the Fund benefited from its larger allocation to stocks. At the beginning of the Reporting Period, the Fund was invested 61% in equities and 39% in fixed income. It was invested 59% in equities and 41% in fixed income at the end of the Reporting Period.

Q	Did equity sector allocation overall help or hurt the Fund’s performance?

A	In investing the equity portion of the Fund’s portfolio, we invest in higher dividend-paying names within industries and sectors, rather than making industry or sector bets. Consequently, its industry and sector weights are similar to those of its equity benchmark, the S&P 500 Index, and they do not usually have a meaningful impact on relative performance.

Q	What key factors had the greatest impact on the Fund’s equity portfolio results during the Reporting Period?

A	In our stock selection process, we use a unique, proprietary risk model that tracks and manages risk in the portfolio. We also integrate tax considerations into our investment decisions.

Importantly, we generally favor stocks offering a high dividend yield. We believe the Fund’s bias towards higher dividend-paying stocks was generally helpful during the Reporting Period as many of these stocks performed well. At the end of the Reporting Period, the dividend yield of the equity portion of the Fund was 2.25%, which was higher than the 1.81% dividend yield of the S&P 500 Index.

Q	Among individual holdings, which stocks contributed most to the Fund’s returns?

A	During the Reporting Period, the Fund benefited from overweighted positions in integrated energy company ConocoPhillips, diversified technology manufacturer Honeywell International and health insurance company UnitedHealth Group.

Q	What individual stocks detracted from the Fund’s results during the Reporting Period?

A	The Fund’s relative performance was hampered by overweighted positions in Armstrong World Industries, a manufacturer of flooring, ceilings and cabinets; Interactive Brokers Group, an online discount brokerage firm; and Xerox, a document management company.

Q	Which fixed income market sectors most significantly affected the Fund’s performance?

A	In the fixed income portion of the Fund’s portfolio, exposure to non-agency residential mortgage-backed securities (“RMBS”) was the largest contributor to relative returns. We maintained the position because we believed the sector was supported by improving borrower fundamentals, strong market technicals (that is, supply and demand factors) and improved borrower credit trends. Sector positioning in corporate bonds also enhanced performance.

Individual issue selection also contributed positively to relative results. The Fund benefited from effective issue selection among corporate bonds, especially our continued bias toward investment grade corporate bonds. Investments in Treasury Inflation-Protected Securities (“TIPS”) and agency securities were also advantageous. Detracting modestly were the Fund’s holdings of Brazilian and South African local emerging market bonds.

PORTFOLIO RESULTS

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	Within the fixed income portfolio, the Fund’s duration and yield curve positioning strategies detracted from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund’s longer U.S. duration positioning relative to the Barclays Capital U.S. Aggregate Bond Index dampened its relative results during the fourth quarter of 2010 as longer-term U.S. Treasury yields, which had been in a declining trend, reversed direction. The yield on the 10-year U.S. Treasury note increased 68 basis points (0.68%) during the fourth calendar quarter. During March 2011, the Fund’s underweighted positioning in the five- and seven-year portions of the U.S. Treasury yield curve detracted from performance as global bond yields fell in response to heightened global growth concerns. The political upheaval across the Middle East and North Africa drove oil prices higher, and Japan’s devastating earthquake, tsunami and nuclear disaster raised concern about a disruption in the global supply chain. We partially reduced the Fund’s underweighted positioning in these segments of the U.S. Treasury yield curve in mid-March as the risks to global growth increased.

Q	What changes did you make to the Fund’s fixed income weightings during the Reporting Period and how did it affect performance?

A	During the Reporting Period, we moved the fixed income portfolio to an underweight in agency securities. We increased the portfolio’s overweight in asset-backed securities (“ABS”), particularly in FFELP (“Federal Family Education Loan Program”) student loans. We also increased the portfolio’s overweight in emerging markets debt and maintained an overweighted position in non-agency adjustable rate mortgages (“ARMS”). Toward the end of the Reporting Period, we slightly increased the portfolio’s overweight to corporate bonds, favoring U.S. financials over their European counterparts.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments that included financial futures contracts, forward foreign currency contracts and swap contracts. In the equity portfolio, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures. In the fixed income portfolio, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure; Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies; credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (or, the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates, i.e. floating interest rates widely used as reference rates in bank, corporate and government lending agreements); interest rate swaps to hedge interest rate exposure and express an outright term structure view; and swaptions (or, options on interest rate swap contracts) to hedge and express an outright term structure view. Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. The term structure of interest rates is important because monetary policy affects short-term interest rates, but investment depends on long-term interest rates. Theories about the term structure of interest rates thus become theories about the connection between monetary policy and investment.

Q	What is the Team’s equity strategy for the months ahead?

A	The Goldman Sachs Quantitative Investment Strategies Equity Team manages the equity portion of the Fund’s portfolio. The Team seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. It does not make size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

PORTFOLIO RESULTS

The equity portion of the Fund continues to be broadly diversified. At the end of the Reporting Period, its industry and sector weights were similar to that of the S&P 500 Index. However, the Fund was modestly overweight energy, industrials and information technology relative to the Index. It was modestly underweight the consumer staples, health care, materials and financials sectors. The Fund was relatively neutral in the telecommunication services, utilities and consumer discretionary sectors compared to the Index. We intend to maintain our focus on stocks with high dividend yields. With interest rates so low, we expect investors will continue to find these stocks desirable.

Q	What is the Fund’s tactical view and strategy for the fixed income markets looking ahead?

A	Within the fixed income portfolio as of the end of the Reporting Period, we were targeting a short duration position along the U.S. fixed income yield curve relative to the Barclays Capital U.S. Aggregate Bond Index. Based on our outlook for sustainable U.S. economic growth, we continued to favor riskier fixed income assets over U.S. Treasuries. In our opinion, the improvement in economic fundamentals, coupled with a continuation of low interest rates, is likely to provide a positive backdrop over the long term. In the near term, however, we plan to take a more cautious stance because of the high degree of uncertainty surrounding the outlook for oil prices, Japan’s economy and European bond markets.

At the end of the Reporting Period, given tight valuations and increasing risk factors, the fixed income portfolio was defensively positioned in agency mortgage-backed securities (“MBS”). It was modestly underweight higher coupon 30-year maturities because we believed MBS valuations reflected overly optimistic views regarding refinancing risks. In addition, we expected a challenging supply and demand environment in 2011 and did not think MBS valuations reflected these future headwinds. We remain positive on the non-agency MBS market, as we believe that prices remain supported by a combination of improving borrower fundamentals and strong technicals. The fixed income portfolio also maintained a neutral to slight overweight bias in commercial mortgage-backed securities (“CMBS”) amid stabilizing fundamentals and improving technicals.

In investment grade credit, we were targeting a modestly overweight position. At the end of the Reporting Period, credit fundamentals were strong and improving in many industries, profit margins were near all-time highs, and companies maintained large cash balances. While we expect to see some borrowing to fund mergers, leveraged buyouts and/or share buybacks, we believe most companies will avoid activities that are materially negative for creditors. In terms of industry positioning, the fixed income portfolio was overweight banks and insurance companies, primarily in the U.S., at the end of Reporting Period. It remained overweight in real estate investment trusts (REITs), energy and pipelines. The fixed income portfolio was underweight consumer-oriented industries. At the same time, we favored bonds lower in the capital structure because we think defensive bonds offer limited return potential. Although regulatory risk remains a concern, we believe changes to the regulatory framework for banks—including the Dodd-Frank legislation in the U.S. and Basel III globally—will be beneficial for financial companies in the long run. Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.

At the end of the Reporting Period, the fixed income portfolio maintained a small position in high yield bonds, which are not represented in the Barclays Capital U.S. Aggregate Bond Index. We believe that high yield corporate bonds most exposed to the recovery in consumer confidence and spending are likely to perform well during 2011. In addition to the gaming sector, to which the fixed income portfolio is overweight, we favored certain cyclical sectors, such as packaging and consumer products, which we expect to benefit from further improvements in the U.S. economy. Given the volatility in peripheral European countries, the strongest performing sectors and issuers could be those that benefit from strong economic growth in Germany and the Nordic region (which includes Denmark, Finland, Iceland, Norway and Sweden as well as their associated territories). We believe that more caution is warranted on issuers that depend on economic growth in Greece, Spain, Portugal and Ireland. From an industry perspective, we believe natural gas companies are likely to see natural gas prices weaken on abundant supply resulting from new extraction technologies. We expect homebuilders to be hampered by sluggish new and existing home sales, while utilities seem likely to feel the effects of rising coal costs and low natural gas prices.

PORTFOLIO RESULTS

Emerging markets debt, in our view, can better withstand shocks to the global financial system than in years past, thanks in part to reserve accumulation and improved external debt positions. We believe that greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation and fiscal consolidation has reduced public sector debt burdens. At the end of the Reporting Period, stand-alone valuations in emerging markets debt reflected these fundamental improvements to some extent, but we believe increasing recognition of emerging markets debt as a mature fixed income sector should lead to more strategic investment allocations, consequently boosting valuations.

Given the modest amount of sovereign financing expected in 2011, we expect favorable supply and demand conditions in the months ahead. However, in our opinion, limited issuance must be combined with solid investment flows of both new money and reinvested income if technicals are to remain supportive. At the end of the Reporting Period, we favored Argentine GDP warrants, which pay holders when economic growth exceeds projections, because we believe they have the potential for strong growth over the medium term and could benefit if Argentina elects a more moderate President. We were also positive on the local debt of Brazil and Chile. The fixed income portfolio was generally underweight Latin American external debt at the end of the Reporting Period.

Enhancements Made to Proprietary Quantitative Model During the Reporting Period

We continuously look for ways to improve our investment process. Accordingly, we introduced two enhancements to our proprietary quantitative model, specifically our stock selection model and process, during the Reporting Period. First, we made an improvement to our quantitative portfolio construction methodology that we believe can enable us to tailor trading to reflect the diverse spectrum of signal speeds. In our opinion, the selection of appropriate implementation speeds for each signal can potentially improve portfolio performance. Second, we enhanced the diversification of our factor set by adding new signals across our investment themes. These signals tend to overweight stocks with four general features: strong and stable growth prospects; lower risk of financial distress; inexpensive; and attractive buyout opportunities. We believe these enhancements will add value to our process over different parts of an economic cycle and will also allow us to incorporate tactical elements across and within sectors over time.

FUND BASICS

Balanced Fund
as of April 30, 2011

PERFORMANCE REVIEW

			Barclay’s Capital	S&P 500 60%/
November 1, 2010–	Fund Total Return		U.S. Aggregate	Barclay’s Capital
April 30, 2011	(based on NAV)[1]	S&P 500[2]	Bond Index[3]	Aggregate (40%) Index

Class A	9.67%	16.36%	0.02%	9.66%
Class B	9.28	16.36	0.02	9.66
Class C	9.27	16.36	0.02	9.66
Institutional	9.85	16.36	0.02	9.66
Class IR	9.69	16.36	0.02	9.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclay’s Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/11	One Year	5 Years	10 Years	Since Inception	Inception Date

Class A	6.14%	3.59%	4.01%	6.44%	10/12/94
Class B	6.34	3.57	3.96	5.18	5/1/96
Class C	10.45	3.99	3.82	3.15	8/15/97
Institutional	12.78	5.18	5.12	4.41	8/15/97
Class IR	N/A	N/A	N/A	15.61	8/31/10

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.40%
Class B	1.80	2.15
Class C	1.80	2.15
Institutional	0.65	1.00
Class IR	0.80	1.15

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN EQUITY HOLDINGS AS OF 4/30/11[6]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	2.4%	Oil, Gas & Consumable Fuels
Apple, Inc.	1.9	Computers & Peripherals
The Coca-Cola Co.	1.3	Beverages
Pfizer, Inc.	1.2	Pharmaceuticals
ConocoPhillips	1.1	Oil, Gas & Consumable Fuels
The Procter & Gamble Co.	1.0	Household Products
Wells Fargo & Co.	1.0	Commercial Banks
Chevron Corp.	1.0	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	0.9	Diversified Financial Services
International Business Machines Corp.	0.9	IT Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[7]

As of April 30, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of April 30, 2011.

FUND BASICS

FUND’S FIXED INCOME COMPOSITION[8]

As of April 30, 2011

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent repurchase agreements.

[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[10]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’
Domestic Structured Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Enhancements Made to Proprietary Quantitative Model During the Reporting Period

We continuously look for ways to improve our investment process. Accordingly, we introduced two enhancements to our proprietary quantitative model, specifically our stock selection model and process, during the Reporting Period. First, we made an improvement to our quantitative portfolio construction methodology that we believe can enable us to tailor trading to reflect the diverse spectrum of signal speeds. In our opinion, the selection of appropriate implementation speeds for each signal can potentially improve portfolio performance. Second, we enhanced the diversification of our factor set by adding new signals across our investment themes. These signals tend to overweight stocks with four general features: strong and stable growth prospects; lower risk of financial distress; inexpensive; and attractive buyout opportunities. We believe these enhancements will add value to our process over different parts of an economic cycle and will also allow us to incorporate tactical elements across and within sectors over time.

PORTFOLIO RESULTS

Structured Large Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Structured Large Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 16.33%, 15.95%, 15.98%, 16.55%, 16.24%, 16.49% and 16.15%, respectively. These returns compare to the 16.96% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund underperformed the Index during the Reporting Period with our Momentum and Valuation investment themes detracting most from relative returns. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality and Profitability themes also dampened results. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Profitability assesses whether a company is earning more than its cost of capital.

Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, was our best-performing theme. Our Management theme also added positively to results. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks detracted from the Fund’s relative performance.

PORTFOLIO RESULTS

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the consumer discretionary, consumer staples and energy sectors enhanced the Fund’s relative returns. The Fund benefited from overweighted positions in oil refiner Valero Energy, consulting firm Accenture and oil and gas company Chevron. We assumed all three overweighted positions because of our positive views on Profitability.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the information technology, industrials and health care sectors detracted from the Fund’s relative performance. The Fund’s results were hampered by overweighted positions in software maker Microsoft and cruise line company Carnival, positions that we adopted because of our positive views on Momentum. An underweighted position in heavy equipment manufacturer Caterpillar, assumed because of our negative views on Sentiment and Value, was also a drag on relative returns.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy and health care sectors relative to the Index. The Fund was underweight industrials, financials, materials and telecommunication services. Compared to the Index, it was relatively neutral to the information technology, consumer discretionary, utilities and consumer staples sectors at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Growth Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
November 1, 2010–April 30, 2011	(based on NAV)[1]	Growth Index[2]

Class A	16.33%	16.96%
Class B	15.95	16.96
Class C	15.98	16.96
Institutional	16.55	16.96
Service	16.24	16.96
Class IR	16.49	16.96
Class R	16.15	16.96

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	8.26%	-1.50%	0.71%	2.47%	5/1/97
Class B	8.65	-1.56	0.64	2.43	5/1/97
Class C	12.80	-1.15	0.51	0.92	8/15/97
Institutional	15.04	0.04	1.70	3.29	5/1/97
Service	14.46	-0.48	1.20	2.78	5/1/97
Class IR	14.91	N/A	N/A	-2.25	11/30/07
Class R	14.27	N/A	N/A	-2.72	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.16%
Class B	1.70	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26
Class IR	0.70	0.91
Class R	1.20	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.9%	Oil, Gas & Consumable Fuels
Microsoft Corp.	4.3	Software
Intel Corp.	3.4	Semiconductors & Semiconductor Equipment
Lorillard, Inc.	3.4	Tobacco
Accenture PLC	3.1	IT Services
ConocoPhillips	2.3	Oil, Gas & Consumable Fuels
Google, Inc. Class A	2.1	Internet Software & Services
The Toro Co.	2.1	Machinery
Oracle Corp.	2.1	Software
Eli Lilly & Co.	2.0	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets as of April 30, 2011.

PORTFOLIO RESULTS

Structured Large Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 18.55%, 18.11%, 18.15%, 18.91%, 18.53%, 18.74% and 18.45%, respectively. These returns compare to the 17.29% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period with our Sentiment investment theme contributing the most to relative results. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Management and Valuation also enhanced relative performance. Our Management theme assesses the characteristics, policies and strategic decisions of company management, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability also added value, though to a lesser extent. Profitability assesses whether a company is earning more than its cost of capital.

Our Momentum theme, which predicts drift in stock prices caused by under-reaction to company-specific information, was our weakest performing theme. Quality also dampened relative results. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks added to the Fund’s relative performance.

PORTFOLIO RESULTS

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the financials, consumer staples and health care sectors contributed to the Fund’s relative returns. The Fund benefited from overweighted positions in oil refiner Valero Energy and petroleum company Tesoro. We chose to overweight Valero Energy because of our positive views on Profitability and Valuation, while the Fund was overweight Tesoro as a result of our positive views on Profitability and Momentum. Having an underweighted position in pharmaceutical company Merck, adopted because of our negative views on Sentiment and Momentum, was also advantageous.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Investments in the industrials, utilities and energy sectors detracted from the Fund’s relative results. The Fund was hampered by overweighted positions in pharmaceutical company Eli Lilly and electric and gas utility Duke Energy. We chose to overweight to Eli Lilly because of our positive views on Profitability, while our positive views on Profitability and Valuation led to the Fund’s overweight in Duke Energy. Also detracting was an underweighted position in oil and gas exploration company Occidental Petroleum, which was assumed as a result of our negative views on Sentiment.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, health care and information technology sectors relative to the Index. The Fund was underweight the industrials, utilities, financials, materials and telecommunication services sectors. It was relatively neutral to consumer discretionary and consumer staples compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Value Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–April 30, 2011	(based on NAV)[1]	Russell 1000 Value Index[2]

Class A	18.55%	17.29%
Class B	18.11	17.29
Class C	18.15	17.29
Institutional	18.91	17.29
Service	18.53	17.29
Class IR	18.74	17.29
Class R	18.45	17.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	5 Years	10 Years	Since Inception	Inception Date

Class A	8.99%	-2.67%	2.44%	2.50%	12/31/98
Class B	9.52	-2.67	2.38	2.46	12/31/98
Class C	13.50	-2.29	2.26	2.20	12/31/98
Institutional	15.86	-1.16	3.44	3.37	12/31/98
Service	15.30	-1.63	2.93	2.87	12/31/98
Class IR	15.71	N/A	N/A	-4.08	11/30/07
Class R	15.14	N/A	N/A	-4.53	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.94%	1.10%
Class B	1.69	1.85
Class C	1.69	1.85
Institutional	0.54	0.70
Service	1.04	1.20
Class IR	0.69	0.85
Class R	1.19	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

Holding	% of Net Assets	Line of Business

Chevron Corp.	4.5%	Oil, Gas & Consumable Fuels
AT&T, Inc.	3.6	Diversified Telecommunication Services
Lorillard, Inc.	3.1	Tobacco
ConocoPhillips	3.0	Oil, Gas & Consumable Fuels
Pfizer, Inc.	2.9	Pharmaceuticals
Eli Lilly & Co.	2.8	Pharmaceuticals
Wells Fargo & Co.	2.5	Commercial Banks
Simon Property Group, Inc.	2.4	Real Estate Investment Trusts
The Procter & Gamble Co.	2.3	Household Products
General Electric Co.	2.2	Industrial Conglomerates

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of April 30, 2011. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Structured Small Cap Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 23.48%, 22.96%, 22.98%, 23.76%, 23.37%, 23.66% and 23.36%, respectively. These returns compare to the 23.73% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund underperformed the Index during the Reporting Period with our Momentum and Valuation investment themes detracting the most from relative results. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Valuation captures potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Management and Profitability contributed positively to relative returns. The Management theme assesses the characteristics, policies and strategic decisions of company management. Profitability assesses whether a company is earning more than its cost of capital. Quality also added value, although to a lesser extent. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The impact of our Sentiment theme was relatively neutral. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, stock selection detracted from the Fund’s relative performance.

Q	Which positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Investments in the energy, consumer discretionary and health care sectors added to the Fund’s relative performance. The Fund benefited from overweighted positions in petroleum company Tesoro, oil and gas exploration company W&T Offshore and oil refiner Western Refining. We chose to overweight Tesoro and Western Refining as a result of our positive views on Profitability and Momentum. The Fund was overweight W&T Offshore because of our positive views on Momentum and Quality.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the industrials, materials and financials sectors dampened the Fund’s performance versus the Index. The Fund was hampered by overweighted positions in Allegiant Travel, a leisure travel company; Lionbridge Technologies, a provider of language, development and testing services for technology applications; and USA Mobility, a supplier of wireless communications and software solutions. We overweighted Allegiant Travel because of our positive views on Profitability and Management. The Fund was overweight Lionbridge Technologies as a result of our positive views on Momentum. We chose to overweight USA Mobility because of our positive views on Quality.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer staples, telecommunication services, health care and consumer discretionary sectors relative to the Index. It was underweight utilities, financials and industrials. The Fund was relatively neutral in the energy, information technology and materials sectors compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–April 30, 2011	(based on NAV)[1]	Russell 2000 Index[2]

Class A	23.48%	23.73%
Class B	22.96	23.73
Class C	22.98	23.73
Institutional	23.76	23.73
Service	23.37	23.73
Class IR	23.66	23.73
Class R	23.36	23.73

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	19.51%	-1.44%	5.73%	5.10%	8/15/97
Class B	20.46	-1.47	5.66	5.07	8/15/97
Class C	24.60	-1.07	5.54	4.78	8/15/97
Institutional	27.02	0.08	6.75	5.95	8/15/97
Service	26.24	-0.44	6.21	5.43	8/15/97
Class IR	26.76	N/A	N/A	4.65	11/30/07
Class R	26.10	N/A	N/A	4.16	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.39%
Class B	2.00	2.14
Class C	2.00	2.14
Institutional	0.85	0.99
Service	1.35	1.49
Class IR	1.00	1.14
Class R	1.50	1.64

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

Holding	% of Net Assets	Line of Business

Tesoro Corp.	2.4%	Oil, Gas & Consumable Fuels
Rayonier, Inc.	2.3	Real Estate Investment Trusts
Lattice Semiconductor Corp.	2.1	Semiconductors & Semiconductor Equipment
MicroStrategy, Inc.	1.7	Software
USA Mobility, Inc.	1.5	Wireless Telecommunication Services
W&T Offshore, Inc.	1.5	Oil, Gas & Consumable Fuels
Nationwide Health Properties, Inc.	1.3	Real Estate Investment Trusts
Hill-Rom Holdings, Inc.	1.3	Health Care Equipment & Supplies
Molina Healthcare, Inc.	1.2	Health Care Providers & Services
International Bancshares Corp.	1.2	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 3.2% of the Fund’s net assets as of April 30, 2011. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Structured Small Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 26.88%, 26.41%, 26.44%, 27.18%, 27.07% and 26.73%, respectively. These returns compare to the 27.07% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection generated mixed results during the Reporting Period. However, our quantitative model and its six investment themes overall contributed positively. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Management was our best-performing investment theme during the Reporting Period. Management assesses the characteristics, policies and strategic decisions of company management. Momentum also added to relative results. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information.

Sentiment, Valuation and Quality detracted from relative performance. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The impact of our Profitability theme, which assesses whether a company is earning more than its cost of capital, was relatively neutral.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection provided mixed results.

Q	Which investments contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the consumer discretionary, energy and health care sectors contributed to the Fund’s performance versus the Index. The Fund benefited from overweighted positions in oil and gas exploration company W&T Offshore, mobile equipment manufacturer Sauer-Danfoss and petroleum company Tesoro. We chose to overweight W&T Offshore and Sauer-Danfoss because of our positive views on Momentum and Quality. Our positive views on Profitability and Momentum led us to overweight Tesoro.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the information technology, materials and financials sectors detracted from the Fund’s relative performance. The Fund was hampered by overweighted positions in leisure travel company Allegiant Travel and pulp and paper product manufacturer Clearwater Paper. We chose to overweight Allegiant Travel because of our positive views on Profitability and Management, while our positive views on Quality and Profitability led us to overweight Clearwater Paper. Also dampening results was having an underweighted position in drugmaker Pharmasset. The Fund was underweight Pharmasset because of our negative views on Profitability and Management.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, consumer discretionary, materials and consumer staples sectors relative to the Index. The Fund was underweight the industrials, financials and information technology sectors. It was relatively neutral in health care, telecommunication services and utilities compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Growth Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–April 30, 2011	(based on NAV)[1]	Russell 2000 Growth Index[2]

Class A	26.88%	27.07%
Class B	26.41	27.07
Class C	26.44	27.07
Institutional	27.18	27.07
Class IR	27.07	27.07
Class R	26.73	27.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	23.44%	0.25%	6/25/07
Class B	24.55	0.19	6/25/07
Class C	28.58	1.00	6/25/07
Institutional	31.07	2.18	6/25/07
Class IR	30.95	5.21	11/30/07
Class R	30.22	4.66	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.09%
Class B	2.00	2.84
Class C	2.00	2.84
Institutional	0.85	1.69
Class IR	1.00	1.84
Class R	1.50	2.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

Holding	% of Net Assets	Line of Business

VeriFone Systems, Inc.	1.9%	IT Services
W&T Offshore, Inc.	1.9	Oil, Gas & Consumable Fuels
Lancaster Colony Corp.	1.7	Food Products
Cubist Pharmaceuticals, Inc.	1.6	Biotechnology
Masimo Corp.	1.5	Health Care Equipment & Supplies
Polaris Industries, Inc.	1.4	Leisure Equipment & Products
Kraton Performance Polymers, Inc.	1.4	Chemicals
MicroStrategy, Inc.	1.3	Software
Lattice Semiconductor Corp.	1.3	Semiconductors & Semiconductor Equipment
Western Refining, Inc.	1.1	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.2% of the Fund’s net assets as of April 30, 2011. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Structured Small Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 21.72%, 21.23%, 21.23%, 21.92%, 21.83% and 21.51%, respectively. These returns compare to the 20.31% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period. Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, was our best-performing investment theme. Profitability, Management and Quality also contributed positively to relative results. Our Profitability theme assesses whether a company is earning more than its cost of capital, while Management assesses the characteristics, policies and strategic decisions of company management. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Momentum and Valuation detracted from relative performance. Our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection enhanced the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the energy, information technology and consumer discretionary sectors contributed most to the Fund’s relative results. The Fund benefited from its overweighted positions in oil refiner Western Refining, oil and gas exploration company W&T Offshore and petroleum company Tesoro. We chose to overweight Western Refining and Tesoro because of our positive views of Momentum and Profitability. The Fund was overweight W&T Offshore as a result of our positive views on Momentum and Quality.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Investments in the financials, industrials and materials sectors dampened the Fund’s relative results. Specifically, the Fund was overweight Flagstone Reinsurance, Allegiant Travel and Clearwater Paper. The overweight to global reinsurer Flagstone Reinsurance was adopted because of our positive views on Profitability and Valuation. Our positive views on Profitability and Management led us to overweight leisure travel company Allegiant Travel. The Fund was overweight pulp and paper manufacturer Clearwater Paper as a result of our positive views on Quality and Profitability.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care, information technology, consumer staples and telecommunication services sectors relative to the Index. It was underweight industrials, financials and utilities. The Fund was rather neutral to the energy and materials sectors compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Value Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–April 30, 2011	(based on NAV)[1]	Russell 2000 Value Index[2]

Class A	21.72%	20.31%
Class B	21.23	20.31
Class C	21.23	20.31
Institutional	21.92	20.31
Class IR	21.83	20.31
Class R	21.51	20.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	16.72%	-2.13%	6/25/07
Class B	17.54	-1.82	6/25/07
Class C	21.57	-1.41	6/25/07
Institutional	24.00	-0.21	6/25/07
Class IR	23.82	4.46	11/30/07
Class R	23.19	4.03	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and IR shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.55%
Class B	2.00	2.30
Class C	2.00	2.30
Institutional	0.85	1.15
Class IR	1.00	1.30
Class R	1.50	1.80

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

Holding	% of Net Assets	Line of Business

Western Refining, Inc.	2.0%	Oil, Gas & Consumable Fuels
Southwest Gas Corp.	1.8	Gas Utilities
Tesoro Corp.	1.6	Oil, Gas & Consumable Fuels
W&T Offshore, Inc.	1.6	Oil, Gas & Consumable Fuels
Complete Production Services, Inc.	1.6	Energy Equipment & Services
American Campus Communities, Inc.	1.4	Real Estate Investment Trusts
International Bancshares Corp.	1.4	Commercial Banks
Potlatch Corp.	1.2	Real Estate Investment Trusts
Portland General Electric Co.	1.1	Electric Utilities
Equity Lifestyle Properties, Inc.	1.1	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.5% of the Fund’s net assets as of April 30, 2011. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Structured U.S. Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Structured U.S. Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 16.86%, 16.43%, 16.39%, 17.08%, 16.79%, 17.00% and 16.70%, respectively. These returns compare to the 16.36% cumulative total return of the Fund’s benchmark, the S&P® 500 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period. The best-performing investment theme was Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries. Management also contributed positively to relative results. Management assesses the characteristics, policies and strategic decisions of company management.

Momentum detracted from relative returns. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Quality, Profitability and Valuation also hampered performance, though to a lesser extent. Our Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Our Profitability theme assesses whether a company is earning more than its cost of capital, while our Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection added to the Fund’s relative returns.

PORTFOLIO RESULTS

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the financials, consumer discretionary and consumer staples sectors enhanced the Fund’s relative performance. In particular, the Fund benefited from overweighted positions in oil refiner Valero Energy, integrated energy company ConocoPhillips, and tobacco company Lorillard. Our positive views on Profitability and Valuation led to the overweight in Valero Energy and ConocoPhillips. The Fund was overweight Lorillard because of our positive views on Profitability and Momentum.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Our security selection within the information technology, industrials and materials sectors detracted from the Fund’s results versus the Index. The Fund was hampered by overweighted positions in software maker Microsoft, pharmaceutical company Eli Lilly and gold producer Newmont Mining. We chose to overweight Microsoft as a result of our positive views on Momentum and Profitability. The Fund was overweight in Eli Lilly because of our positive views on Profitability, while our positive views on Momentum led us to overweight Newmont Mining.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy and health care sectors relative to the Index. The Fund was underweight industrials, financials, information technology, utilities, materials and consumer staples. It was relatively neutral to the Index in consumer discretionary and telecommunication services at the end of the Reporting Period.

FUND BASICS

Structured U.S. Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–April 30, 2011	(based on NAV)[1]	S&P 500 Index[2]

Class A	16.86%	16.36%
Class B	16.43	16.36
Class C	16.39	16.36
Institutional	17.08	16.36
Service	16.79	16.36
Class IR	17.00	16.36
Class R	16.70	16.36

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	8.06%	-1.63%	1.89%	7.03%	5/24/91
Class B	8.49	-1.66	1.84	5.12	5/1/96
Class C	12.53	-1.25	1.71	2.63	8/15/97
Institutional	14.80	-0.12	2.87	7.14	6/15/95
Service	14.28	-0.60	2.37	5.29	6/07/96
Class IR	14.69	N/A	N/A	-2.92	11/30/07
Class R	14.08	N/A	N/A	-3.39	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.18%
Class B	1.70	1.93
Class C	1.70	1.93
Institutional	0.55	0.78
Service	1.05	1.28
Class IR	0.70	0.93
Class R	1.20	1.43

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.2%	Oil, Gas & Consumable Fuels
Microsoft Corp.	3.9	Software
Lorillard, Inc.	3.4	Tobacco
Eli Lilly & Co.	3.1	Pharmaceuticals
ConocoPhillips	3.0	Oil, Gas & Consumable Fuels
Chevron Corp.	2.7	Oil, Gas & Consumable Fuels
Pfizer, Inc.	2.4	Pharmaceuticals
Accenture PLC Class A	2.2	IT Services
AT&T, Inc.	2.2	Diversified Telecommunication Services
Intel Corp.	2.0	Semiconductors & Semiconductor
		Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets as of April 30, 2011. Short-term investments represent repurchase agreements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 57.7%
Aerospace & Defense – 2.1%
1,000	General Dynamics Corp.	$72,820
18,000	Honeywell International, Inc.	1,102,140
3,500	Lockheed Martin Corp.	277,375
800	Raytheon Co.	38,840
6,700	The Boeing Co.	534,526
8,400	United Technologies Corp.	752,472

		2,778,173

Air Freight & Logistics – 0.5%
8,600	United Parcel Service, Inc. Class B	644,742

Auto Components – 0.2%
5,300	Johnson Controls, Inc.	217,300

Automobiles* – 0.4%
33,000	Ford Motor Co.	510,510

Beverages – 1.3%
25,500	The Coca-Cola Co.	1,720,230

Biotechnology* – 0.1%
1,500	Celgene Corp.	88,320
2,500	Gilead Sciences, Inc.	97,100

		185,420

Building Products – 0.1%
14,000	Masco Corp.	187,880

Capital Markets – 0.9%
7,200	Bank of New York Mellon Corp.	208,512
1,000	BlackRock, Inc.	195,940
5,600	Federated Investors, Inc. Class B(a)	144,368
17,400	Morgan Stanley & Co.	455,010
500	State Street Corp.	23,275
2,400	T. Rowe Price Group, Inc.	154,200
1,000	Waddell & Reed Financial, Inc.	41,010

		1,222,315

Chemicals – 0.5%
200	Eastman Chemical Co.	21,450
1,939	Monsanto Co.	131,929
300	PPG Industries, Inc.	28,401
11,800	The Dow Chemical Co.	483,682

		665,462

Commercial Banks – 1.7%
13,700	BancorpSouth, Inc.	185,635
1,600	Bank of Hawaii Corp.	78,064
3,980	BB&T Corp.	107,142
1,100	PNC Financial Services Group, Inc.	68,574
2,700	SunTrust Banks, Inc.	76,113
6,900	U.S. Bancorp	178,158
17,680	Valley National Bancorp	253,177
44,800	Wells Fargo & Co.	1,304,128

		2,250,991

Commercial Services & Supplies – 0.7%
19,900	Pitney Bowes, Inc.	488,744
19,700	R.R. Donnelley & Sons Co.	371,542

		860,286

Communications Equipment – 1.3%
27,980	Cisco Systems, Inc.	491,329
2,200	Juniper Networks, Inc.*	84,326
20,200	QUALCOMM, Inc.	1,148,168

		1,723,823

Computers & Peripherals – 2.2%
7,200	Apple, Inc.*(b)	2,507,256
2,600	Dell, Inc.*	40,326
7,600	Diebold, Inc.	256,880
6,100	Seagate Technology PLC	107,482

		2,911,944

Consumer Finance – 0.5%
8,500	Capital One Financial Corp.	465,205
8,700	Discover Financial Services	216,108

		681,313

Diversified Consumer Services – 0.0%
2,000	H&R Block, Inc.	34,580

Diversified Financial Services – 2.3%
63,400	Bank of America Corp.	778,552
186,313	Citigroup, Inc.*	855,177
600	CME Group, Inc.	177,462
26,400	JPMorgan Chase & Co.	1,204,632

		3,015,823

Diversified Telecommunication Services – 1.4%
20,750	AT&T, Inc.	645,740
4,500	CenturyLink, Inc.	183,510
11,700	Frontier Communications Corp.	96,759
21,000	Verizon Communications, Inc.	793,380
5,000	Windstream Corp.	64,050

		1,783,439

Electric Utilities – 1.2%
18,100	Duke Energy Corp.	337,565
1,600	Entergy Corp.	111,552
8,900	Exelon Corp.	375,135
1,500	FirstEnergy Corp.	59,940
4,100	NextEra Energy, Inc.	231,937
1,200	PPL Corp.	32,916
7,500	Progress Energy, Inc.	355,875

		1,504,920

Electrical Equipment – 0.2%
4,700	Emerson Electric Co.	285,572

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Electronic Equipment, Instruments & Components – 0.6%
6,800	Corning, Inc.	$142,392
3,600	Jabil Circuit, Inc.	71,424
13,300	Molex, Inc.(a)	359,100
11,000	Molex, Inc. Class A	247,720

		820,636

Energy Equipment & Services – 1.2%
2,000	Baker Hughes, Inc.	154,820
1,600	Diamond Offshore Drilling, Inc.	121,392
8,300	Halliburton Co.	418,984
2,200	National-Oilwell Varco, Inc.	168,718
8,000	Schlumberger Ltd.	718,000

		1,581,914

Food & Staples Retailing – 0.9%
3,100	CVS Caremark Corp.	112,344
4,200	SUPERVALU, Inc.	47,292
10,581	Wal-Mart Stores, Inc.	581,743
10,300	Walgreen Co.	440,016

		1,181,395

Food Products – 0.9%
1,000	Archer-Daniels-Midland Co.	37,020
9,300	ConAgra Foods, Inc.	227,385
10,300	H.J. Heinz Co.	527,669
10,400	Kraft Foods, Inc.	349,232
2,600	Sara Lee Corp.	49,920

		1,191,226

Gas Utilities – 0.1%
2,700	ONEOK, Inc.	188,838

Health Care Equipment & Supplies – 0.6%
3,900	Baxter International, Inc.	221,910
6,500	Boston Scientific Corp.*	48,685
500	Covidien PLC	27,845
200	Intuitive Surgical, Inc.*	69,940
9,500	Medtronic, Inc.	396,625
600	Stryker Corp.	35,400

		800,405

Health Care Providers & Services – 1.4%
1,600	Aetna, Inc.	66,208
9,200	Cardinal Health, Inc.	401,948
2,600	CIGNA Corp.	121,758
1,400	Express Scripts, Inc.*	79,436
600	McKesson Corp.	49,806
19,000	UnitedHealth Group, Inc.	935,370
2,100	WellPoint, Inc.	161,259

		1,815,785

Hotels, Restaurants & Leisure – 0.8%
4,900	Carnival Corp.	186,543
7,000	McDonald’s Corp.	548,170
900	Starbucks Corp.	32,571
2,200	Wyndham Worldwide Corp.	76,142
1,300	Wynn Resorts Ltd.	191,295

		1,034,721

Household Durables – 0.4%
1,100	Garmin Ltd.*	37,653
1,600	KB HOME	18,896
17,800	Leggett & Platt, Inc.	467,962
1,500	M.D.C. Holdings, Inc.	43,785

		568,296

Household Products – 1.4%
1,200	Colgate-Palmolive Co.	101,220
7,200	Kimberly-Clark Corp.	475,632
20,200	The Procter & Gamble Co.	1,310,980

		1,887,832

Independent Power Producers & Energy Traders – 0.2%
2,500	Constellation Energy Group, Inc.	91,050
3,000	NRG Energy, Inc.*	72,600
6,200	The AES Corp.*	82,088

		245,738

Industrial Conglomerates – 0.8%
4,000	3M Co.	388,840
29,200	General Electric Co.	597,140
700	Tyco International Ltd.	34,118

		1,020,098

Insurance – 2.2%
1,100	ACE Ltd.	73,975
1,700	Aflac, Inc.	95,523
2,900	Berkshire Hathaway, Inc. Class B*	241,570
24,000	Cincinnati Financial Corp.	760,320
3,600	Fidelity National Financial, Inc.	55,584
3,800	Lincoln National Corp.	118,674
9,300	MetLife, Inc.	435,147
15,000	Old Republic International Corp.	190,050
2,100	OneBeacon Insurance Group Ltd.	29,505
12,700	Principal Financial Group, Inc.	428,625
1,800	Prudential Financial, Inc.	114,156
11,000	The Progressive Corp.	241,340
2,300	The Travelers Cos., Inc.	145,544

		2,930,013

Internet & Catalog Retail* – 0.4%
2,300	Amazon.com, Inc.	451,950
200	Priceline.com, Inc.	109,402

		561,352

Internet Software & Services* – 0.7%
1	AOL, Inc.	20
2,400	eBay, Inc.	82,560
1,500	Google, Inc. Class A	816,150

		898,730

IT Services – 1.9%
6,500	Automatic Data Processing, Inc.	353,275
6,900	International Business Machines Corp.	1,177,002
100	MasterCard, Inc. Class A	27,589

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)

25,600	Paychex, Inc.	$837,376
1,500	Visa, Inc.	117,180

		2,512,422

Leisure Equipment & Products – 0.2%
7,400	Mattel, Inc.	197,728

Machinery – 1.8%
7,500	Caterpillar, Inc.	865,575
2,800	Cummins, Inc.	336,504
5,400	Deere & Co.	526,500
11,700	Illinois Tool Works, Inc.	683,397

		2,411,976

Media – 2.2%
27,500	Comcast Corp.	721,600
9,600	Comcast Corp. Special Class A	235,680
4,200	News Corp.	74,844
18,100	News Corp. Class B	342,090
12,400	Regal Entertainment Group	170,872
4,500	The McGraw-Hill Cos., Inc.	182,115
16,100	The Walt Disney Co.	693,910
4,400	Thomson Reuters Corp.	178,068
3,800	Time Warner Cable, Inc.	296,894
1	Time Warner, Inc.	38

		2,896,111

Metals & Mining – 1.2%
15,800	Freeport-McMoRan Copper & Gold, Inc.	869,474
1,000	Newmont Mining Corp.	58,610
5,900	Nucor Corp.	277,064
2,300	Royal Gold, Inc.	140,254
5,800	Southern Copper Corp.	217,268

		1,562,670

Multi-Utilities – 0.4%
1,600	CenterPoint Energy, Inc.	29,760
5,700	Dominion Resources, Inc.	264,594
1,800	PG&E Corp.	82,944
4,200	Public Service Enterprise Group, Inc.	135,114

		512,412

Multiline Retail – 0.4%
11,600	J.C. Penney Co., Inc.	446,020
1,200	Macy’s, Inc.	28,692

		474,712

Office Electronics – 0.4%
48,300	Xerox Corp.	487,347

Oil, Gas & Consumable Fuels – 6.8%
2,700	Anadarko Petroleum Corp.	213,138
600	Apache Corp.	80,022
9,600	Chesapeake Energy Corp.	323,232
11,914	Chevron Corp.	1,303,868
18,400	ConocoPhillips	1,452,312
1,300	CONSOL Energy, Inc.	70,317
700	Devon Energy Corp.	63,700
35,903	Exxon Mobil Corp.	3,159,464
7,900	Marathon Oil Corp.	426,916
400	Murphy Oil Corp.	30,992
8,400	Occidental Petroleum Corp.	960,036
13,800	Spectra Energy Corp.	400,752
14,200	The Williams Cos., Inc.	471,014

		8,955,763

Paper & Forest Products – 0.2%
7,400	International Paper Co.	228,512
1,500	MeadWestvaco Corp.	50,535

		279,047

Pharmaceuticals – 4.1%
5,000	Abbott Laboratories	260,200
26,700	Bristol-Myers Squibb Co.	750,270
27,700	Eli Lilly & Co.	1,025,177
14,300	Johnson & Johnson	939,796
22,200	Merck & Co., Inc.	798,090
73,800	Pfizer, Inc.	1,546,848

		5,320,381

Real Estate Investment Trusts – 0.9%
12,500	Host Hotels & Resorts, Inc.	222,375
2,200	Kimco Realty Corp.	42,988
7,700	ProLogis	125,433
3,700	Simon Property Group, Inc.	423,798
3,300	SL Green Realty Corp.	272,349
2,700	The Macerich Co.	142,614
1	Vornado Realty Trust	97

		1,229,654

Road & Rail – 0.7%
4,300	CSX Corp.	338,367
5,100	Union Pacific Corp.	527,697

		866,064

Semiconductors & Semiconductor Equipment – 2.1%
16,200	Applied Materials, Inc.	254,178
31,100	Intel Corp.	721,209
2,700	Intersil Corp.	39,879
7,200	KLA-Tencor Corp.	316,080
1,700	Linear Technology Corp.	59,160
29,200	Maxim Integrated Products, Inc.	798,328
5,000	Microchip Technology, Inc.	205,200
1,100	National Semiconductor Corp.	26,532
11,000	Texas Instruments, Inc.	390,830

		2,811,396

Software – 1.5%
41,140	Microsoft Corp.	1,070,463
24,600	Oracle Corp.	886,830
300	Salesforce.com, Inc.*	41,580

		1,998,873

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 1.1%
900	Abercrombie & Fitch Co.	$63,720
20,300	Foot Locker, Inc.	436,856
1,300	Limited Brands, Inc.	53,508
15,200	Lowe’s Cos., Inc.	399,000
2,800	The Gap, Inc.	65,072
4,900	The Home Depot, Inc.	181,986
2,900	Tiffany & Co.	201,376

		1,401,518

Textiles, Apparel & Luxury Goods – 0.0%
300	NIKE, Inc. Class B	24,696

Thrifts & Mortgage Finance – 0.1%
12,300	Capitol Federal Financial, Inc.	139,236

Tobacco – 1.1%
8,200	Philip Morris International, Inc.	569,408
22,100	Reynolds American, Inc.	820,131

		1,389,539

Trading Companies & Distributors – 0.0%
1,200	GATX Corp.	50,724

Wireless Telecommunication Services – 0.4%
3,100	American Tower Corp. Class A*	162,161
2,500	MetroPCS Communications, Inc.*	42,075
300	Millicom International Cellular SA	32,502
2,400	NII Holdings, Inc.*	99,792
30,900	Sprint Nextel Corp.*	160,062

		496,592

TOTAL COMMON STOCKS
(Cost $60,196,411)		$75,930,563

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 12.1%
Automotive Parts(c) – 0.1%
The Goodyear Tire & Rubber Co.
$125,000	10.500%		05/15/16	$141,562

Banks – 3.7%
Astoria Financial Corp.(c)
150,000	5.750		10/15/12	154,536
Bank of America Corp.
125,000	3.625		03/17/16	125,635
150,000	5.625		07/01/20	157,305
75,000	5.875		01/05/21	79,941
BB&T Corp.(c)
125,000	3.200		03/15/16	126,022
BBVA Bancomer SA(d)
125,000	7.250		04/22/20	128,861
Cie de Financement Foncier(d)
100,000	1.625		07/23/12	101,007
Citigroup Capital XXI(c)(e)
132,000	8.300		12/21/57	137,280
Citigroup, Inc.
100,000	6.375		08/12/14	111,938
150,000	5.000		09/15/14	157,792
50,000	4.750		05/19/15	53,067
50,000	5.375		08/09/20	52,217
DnB NOR Boligkreditt AS(d)
300,000	2.100		10/14/15	292,653
400,000	2.900		03/29/16	402,088
Fifth Third Bancorp
125,000	3.625		01/25/16	126,350
HSBC Bank USA NA
100,000	6.000		08/09/17	110,260
ING Bank NV(d)
200,000	2.500		01/14/16	194,662
200,000	4.000		03/15/16	203,221
JPMorgan Chase & Co.
75,000	7.250		02/01/18	88,334
75,000	6.300		04/23/19	84,518
JPMorgan Chase Capital XXV
75,000	6.800		10/01/37	76,206
Lloyds TSB Bank PLC(d)
100,000	6.500		09/14/20	102,047
Nordea Eiendomskreditt AS(d)
300,000	1.875		04/07/14	301,801
Resona Preferred Global Securities Ltd.(c)(d)(e)
150,000	7.191		07/30/49	150,442
Royal Bank of Scotland PLC
100,000	4.875	(d)	08/25/14	105,746
100,000	5.625		08/24/20	102,383
Sparebanken 1 Boligkreditt(d)
400,000	1.250		10/25/13	398,322
Stadshypotek AB(d)
300,000	1.450		09/30/13	300,614
SunTrust Banks, Inc.(c)
75,000	3.600		04/15/16	75,967
Swedbank Hypotek AB(d)
200,000	0.759	(e)	03/28/14	199,952
200,000	2.950		03/28/16	200,830

				4,901,997

Brokerage – 0.3%
Merrill Lynch & Co., Inc.
100,000	6.400		08/28/17	110,792
Morgan Stanley & Co.(c)
200,000	6.625		04/01/18	221,922
100,000	5.625		09/23/19	103,567

				436,281

Chemicals(c) – 0.2%
The Dow Chemical Co.
175,000	7.600		05/15/14	203,684

Consumer Cyclical Services(c) – 0.1%
Iron Mountain, Inc.
125,000	6.625		01/01/16	124,688

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Diversified Manufacturing – 0.0%
General Electric Co.
$50,000	5.250%	12/06/17	$55,128

Electric(c) – 0.3%
Arizona Public Service Co.
100,000	5.800	06/30/14	110,821
NRG Energy, Inc.
125,000	7.375	02/01/16	129,687
PPL WEM Holdings PLC(d)
50,000	5.375	05/01/21	50,303
Progress Energy, Inc.
75,000	7.000	10/30/31	87,512
Puget Sound Energy, Inc.(e)
50,000	6.974	06/01/67	49,813

			428,136

Energy – 0.9%
Anadarko Petroleum Corp.(c)
100,000	6.375	09/15/17	112,933
BP Capital Markets PLC
75,000	3.875	03/10/15	78,613
50,000	3.200	03/11/16	50,406
75,000	4.500 (c)	10/01/20	75,706
Dolphin Energy Ltd.(c)(d)
92,290	5.888	06/15/19	99,073
Gaz Capital SA for Gazprom(f)
130,000	9.250	04/23/19	162,012
Nexen, Inc.(c)
30,000	6.400	05/15/37	30,807
75,000	7.500	07/30/39	86,572
Petrobras International Finance Co.(c)
60,000	5.375	01/27/21	60,732
Petroleos Mexicanos(c)
200,000	8.000	05/03/19	241,000
Transocean, Inc.(c)
25,000	4.950	11/15/15	26,698
125,000	6.500	11/15/20	140,635
Weatherford International Ltd.(c)
50,000	9.625	03/01/19	64,656

			1,229,843

Food & Beverage – 0.3%
Anheuser-Busch InBev Worldwide, Inc.(c)
175,000	7.750	01/15/19	219,425
Bunge Ltd. Finance Corp.(c)
100,000	4.100	03/15/16	102,431
Kraft Foods, Inc.
75,000	6.500	02/09/40	83,652

			405,508

Gaming(c)(d) – 0.2%
CityCenter Holdings LLC/CityCenter Finance Corp.
125,000	7.625	01/15/16	130,312
Pokagon Gaming Authority
125,000	10.375	06/15/14	130,000

			260,312

Health Care – Medical Products(c) – 0.5%
Boston Scientific Corp.
125,000	4.500	01/15/15	131,339
Community Health Systems, Inc.
125,000	8.875	07/15/15	127,656
DJO Finance LLC/DJO Finance Corp.
125,000	10.875	11/15/14	136,406
Hospira, Inc.
50,000	5.600	09/15/40	48,259
Life Technologies Corp.
150,000	5.000	01/15/21	152,330

			595,990

Life Insurance(c) – 0.5%
MetLife, Inc.
150,000	4.750	02/08/21	152,733
Nationwide Financial Services, Inc.(d)
125,000	5.375	03/25/21	127,258
Prudential Financial, Inc.
175,000	4.500	11/15/20	174,373
Reinsurance Group of America, Inc.(e)
75,000	6.750	12/15/65	74,152
The Northwestern Mutual Life Insurance Co.(d)
125,000	6.063	03/30/40	133,750

			662,266

Media – Cable – 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital(c)(d)
250,000	8.000	04/30/12	262,500
50,000	10.875	09/15/14	55,812
Comcast Holdings Corp.
125,000	10.625	07/15/12	138,857
COX Communications, Inc.(c)(d)
98,000	8.375	03/01/39	128,145
CSC Holdings LLC(c)
125,000	8.500	06/15/15	136,094
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(c)
125,000	3.500	03/01/16	126,912
50,000	6.000	08/15/40	49,651
Virgin Media Finance PLC(c)
125,000	9.500	08/15/16	143,125

			1,041,096

Media – Non Cable(c) – 0.3%
DISH DBS Corp.
125,000	7.125	02/01/16	132,938
NBC Universal, Inc.(d)
75,000	4.375	04/01/21	73,394
News America, Inc.(d)
125,000	6.150	02/15/41	127,590

			333,922

Metals & Mining(c) – 0.4%
Alcoa, Inc.
50,000	5.400	04/15/21	50,768
Anglo American Capital PLC(d)
100,000	9.375	04/08/19	134,528

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Metals & Mining(c) – (continued)

Freeport-McMoRan Copper & Gold, Inc.
$125,000	8.375%	04/01/17	$137,656
Teck Resources Ltd.
100,000	10.750	05/15/19	127,750

			450,702

Noncaptive – Financial(c) – 0.4%
Capital One Capital III
50,000	7.686	08/15/36	51,500
CIT Group, Inc.
131,179	7.000	05/01/13	133,803
Discover Financial Services
50,000	10.250	07/15/19	66,097
GE Capital Trust I(e)
74,000	6.375	11/15/67	76,775
General Electric Capital Corp.(e)
50,000	6.375	11/15/67	51,875
SLM Corp.
75,000	6.250	01/25/16	79,546

			459,596

Packaging(c)(d) – 0.0%
Plastipak Holdings, Inc.
25,000	8.500	12/15/15	25,750

Paper(c) – 0.0%
Rock-Tenn Co.
25,000	5.625	03/15/13	25,813

Pipelines – 0.6%
DCP Midstream LLC(c)(d)
25,000	9.750	03/15/19	32,457
El Paso Natural Gas Co.
75,000	7.500	11/15/26	86,506
El Paso Pipeline Partners Operating Co. LLC(c)
125,000	6.500	04/01/20	138,906
Energy Transfer Partners LP(c)
100,000	5.950	02/01/15	110,967
50,000	9.000	04/15/19	63,755
Enterprise Products Operating LLC(c)(e)
100,000	8.375	08/01/66	109,413
100,000	7.034	01/15/68	105,646
Tennessee Gas Pipeline Co.
50,000	7.500	04/01/17	59,880
TransCanada PipeLines Ltd.(c)(e)
100,000	6.350	05/15/67	100,500

			808,030

Property/Casualty Insurance(c) – 0.4%
Aspen Insurance Holdings Ltd.
100,000	6.000	08/15/14	107,107
Endurance Specialty Holdings Ltd.
50,000	6.150	10/15/15	53,101
QBE Insurance Group Ltd.(d)(e)
225,000	5.647	07/01/23	214,149
The Chubb Corp.(e)
100,000	6.375	03/29/67	107,000
Transatlantic Holdings, Inc.
75,000	8.000	11/30/39	81,076

			562,433

Real Estate Investment Trusts – 0.8%
Brandywine Operating Partnership LP(c)
100,000	4.950	04/15/18	100,951
Developers Diversified Realty Corp.
40,000	9.625	03/15/16	49,151
100,000	7.500 (c)	04/01/17	114,750
Duke Realty LP(c)
75,000	6.750	03/15/20	84,902
HCP, Inc.(c)
75,000	6.000	01/30/17	82,526
50,000	5.375	02/01/21	52,030
Healthcare Realty Trust, Inc.(c)
100,000	6.500	01/17/17	112,204
Liberty Property LP(c)
100,000	4.750	10/01/20	99,797
ProLogis(c)(f)
75,000	1.875	11/15/37	74,250
Simon Property Group LP(c)
125,000	10.350	04/01/19	172,772
WEA Finance LLC(c)(d)
100,000	5.400	10/01/12	105,524

			1,048,857

Schools(c) – 0.1%
Rensselaer Polytechnic Institute
150,000	5.600	09/01/20	159,040

Services Cyclical – Business Services(c) – 0.1%
ACCO Brands Corp.
125,000	10.625	03/15/15	140,312

Services Cyclical – Rental Equipment(c)(d) – 0.2%
Ashtead Capital, Inc.
100,000	9.000	08/15/16	105,625
RSC Equipment Rental, Inc./RSC Holdings III LLC
125,000	10.000	07/15/17	142,812

			248,437

Technology – Hardware(c)(d) – 0.1%
CommScope, Inc.
75,000	8.250	01/15/19	78,938

Telecommunications – Satellites(c) – 0.1%
Intelsat Jackson Holdings SA(d)
125,000	7.250	04/01/19	127,187
Intelsat Subsidiary Holding Co. SA
50,000	8.875	01/15/15	51,479

			178,666

Wirelines Telecommunications(c) – 0.7%
AT&T, Inc.
200,000	2.950	05/15/16	200,977
Deutsche Telekom International Finance BV(d)
150,000	3.125	04/11/16	151,712

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Wirelines Telecommunications(c) – (continued)

Frontier Communications Corp.
	$125,000	6.250%	01/15/13	$131,562
Qwest Communications International, Inc.
	25,000	8.000	10/01/15	27,375
Qwest Corp.
	75,000	8.375	05/01/16	88,875
Telecom Italia Capital
	225,000	4.950	09/30/14	236,467
Windstream Corp.
	25,000	8.625	08/01/16	26,438

				863,406

TOTAL CORPORATE OBLIGATIONS
(Cost $15,291,426)				$15,870,393

Mortgage-Backed Obligations – 18.7%
Collateralized Mortgage Obligations – 3.7%
Adjustable Rate Non-Agency(e) – 2.1%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	$251,431	0.513%	08/25/35	$166,322
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	273,754	0.563	09/25/35	180,707
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	20,820	3.072	11/20/34	17,221
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
	298,643	0.473	01/25/36	218,638
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	378,893	3.082	07/25/35	346,900
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
	536,233	0.403	07/25/47	329,921
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
	266,617	2.566	06/25/34	248,651
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
	285,794	0.503	07/25/45	239,411
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
	457,627	0.533	08/25/45	378,514
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
	611,317	6.101	12/28/37	473,421
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
	181,505	2.849	10/25/35	183,702

				2,783,408

Interest Only(g) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
	12,289	5.500	06/25/33	919
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
	29,807	5.250	07/25/33	1,839
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)(h)
	53,439	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)(h)
	67,179	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(e)(h)
	126,032	0.000	06/25/34	2,083
FNMA REMIC Series 2004-62, Class DI(e)(h)
	67,060	0.000	07/25/33	814
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
	66,740	0.123	08/25/33	297
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
	23,803	0.320	07/25/33	273

				6,225

Inverse Floaters(e) – 0.1%
GNMA Series 2001-48, Class SA
	14,666	25.786	10/16/31	21,844
GNMA Series 2001-51, Class SA
	23,070	31.565	10/16/31	36,096
GNMA Series 2001-51, Class SB
	28,950	25.786	10/16/31	43,543
GNMA Series 2002-13, Class SB
	9,623	36.559	02/16/32	16,056

				117,539

Regular Floater(e) – 1.0%
Arkle Master Issuer PLC Series 2010-2A, Class 1A1(d)
	300,000	1.714	05/17/60	300,758
FHLMC REMIC Series 3038, Class XA(h)
	8,847	0.000	09/15/35	8,766
Holmes Master Issuer PLC Series 2010-1A, Class A2(d)
	100,000	1.678	10/15/54	100,231
NCUA Guaranteed Notes Series 2011-R3, Class 1A
	194,273	0.631	03/11/20	194,273
Permanent Master Issuer PLC Series 2011-1A, Class 1A3(d)
EUR	300,000	2.617	07/15/42	444,460
Silverstone Master Issuer Series 2010-1A, Class A1(d)
	$250,000	1.674	01/21/55	250,612

				1,299,100

Sequential Fixed Rate – 0.5%
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
	381,725	6.000	08/25/37	302,638
FHLMC Multifamily Structured Pass Through Certificates Series K011, Class A2(e)
	100,000	4.084	11/25/20	101,274
NCUA Guaranteed Notes Series 2010-C1, Class APT
	197,327	2.650	10/29/20	194,552

				598,464

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$4,804,736

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Commercial Mortgage-Backed Securities – 1.7%
Sequential Fixed Rate – 1.0%
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
$847,910	6.278%	11/15/39	$859,175
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4
400,000	5.308	11/15/48	435,221

			1,294,396

Sequential Floating Rate(e) – 0.7%
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
500,000	5.197	11/15/30	544,853
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
400,000	5.924	05/15/43	447,175

			992,028

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,286,424

Federal Agencies – 13.3%
Adjustable Rate FHLMC(e) – 0.2%
$319,791	2.606%	08/01/35	$335,858

Adjustable Rate FNMA(e) – 1.0%
19,367	2.580	09/01/32	20,372
104,498	2.433	12/01/33	109,302
188,334	2.465	01/01/34	197,263
325,675	2.500	02/01/34	341,565
187,078	2.459	01/01/35	195,245
400,000	3.740	05/01/41	408,218

			1,271,965

Adjustable Rate GNMA(e) – 0.5%
14,752	3.375	06/20/23	15,191
6,645	2.625	07/20/23	6,838
6,937	2.625	08/20/23	7,140
17,940	2.625	09/20/23	18,467
5,434	3.375	03/20/24	5,609
46,954	3.375	04/20/24	48,435
5,812	3.375	05/20/24	5,990
50,301	3.375	06/20/24	51,977
26,061	2.625	07/20/24	26,985
35,432	2.625	08/20/24	36,632
11,187	2.625	09/20/24	11,531
14,157	2.125	11/20/24	14,718
5,304	2.125	12/20/24	5,515
7,465	2.500	12/20/24	7,872
9,389	3.375	01/20/25	9,783
4,784	3.375	02/20/25	4,985
16,655	3.375	05/20/25	17,305
12,305	2.625	07/20/25	12,841
6,344	3.375	02/20/26	6,573
332	2.625	07/20/26	343
17,321	3.375	01/20/27	18,029
6,304	3.375	02/20/27	6,531
48,437	3.375	04/20/27	50,067
5,558	3.375	05/20/27	5,752
5,025	3.375	06/20/27	5,195
1,930	2.125	11/20/27	1,999
7,958	2.125	12/20/27	8,232
15,214	3.375	01/20/28	15,776
5,076	2.250	02/20/28	5,260
5,684	3.375	03/20/28	5,895
28,262	2.625	07/20/29	29,285
11,722	2.625	08/20/29	12,147
3,397	2.625	09/20/29	3,521
14,993	2.125	10/20/29	15,532
17,962	2.125	11/20/29	18,610
4,538	2.125	12/20/29	4,703
5,529	3.250	01/20/30	5,739
3,034	3.250	02/20/30	3,150
12,775	3.250	03/20/30	13,283
17,181	3.375	04/20/30	17,796
45,358	3.375	05/20/30	47,144
3,995	3.375	06/20/30	4,144
35,749	2.625	07/20/30	37,500
6,470	2.625	09/20/30	6,804
13,106	1.875	10/20/30	13,596

			670,420

FHLMC – 1.2%
28,360	8.000	07/01/15	31,107
7,022	7.000	12/01/15	7,407
32,376	6.500	07/01/16	35,325
64,098	7.000	04/01/31	72,186
136,706	7.000	07/01/32	153,517
201,159	6.500	04/01/34	226,760
1,000,000	5.000	TBA-30yr (i)	1,053,984

			1,580,286

FNMA – 8.0%
99,844	2.800	03/01/18	97,947
110,000	3.840	05/01/18	112,303
365,764	4.000	09/01/18	385,627
300,000	4.506	06/01/19	317,131
195,543	6.000	09/01/19	213,939
99,883	3.416	10/01/20	97,499
99,879	3.375	11/01/20	97,112
99,887	3.631	12/01/20	98,729
299,074	3.763	12/01/20	298,637
238,535	6.000	12/01/20	260,975
137,216	5.500	09/01/23	148,979
61,131	5.500	10/01/23	66,487
574,744	5.500	05/01/25	624,353
25,136	7.000	11/01/30	28,426
103,531	7.500	03/01/31	116,872
166,459	6.000	11/01/35	183,609
387,736	5.000	01/01/39	411,409
46,591	4.500	04/01/39	48,187
87,364	4.500	07/01/39	90,466
66,103	4.500	08/01/39	68,450
195,001	4.500	10/01/39	201,803
83,557	4.500	12/01/39	86,472
121,645	4.500	01/01/40	125,889

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$1,000,000	4.500%	TBA-30yr	(i)	$1,028,906
	4,000,000	5.000	TBA-30yr	(i)	4,221,875
	1,000,000	6.000	TBA-30yr	(i)	1,093,594

					10,525,676

GNMA – 2.4%
	29,181	5.000	05/15/39		31,382
	55,098	5.000	06/15/39		59,253
	995,221	3.500	12/15/40		963,563
	2,000,000	4.500	TBA-30yr	(i)	2,088,750

					3,142,948

TOTAL FEDERAL AGENCIES					$17,527,153

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $24,389,647)					$24,618,313

Agency Debentures – 0.7%
FHLB
	$700,000	5.375%	05/15/19		$800,594
Tennessee Valley Authority(b)
	100,000	5.375	04/01/56		107,447

TOTAL AGENCY DEBENTURES
(Cost $889,242)					$908,041

Asset-Backed Securities – 5.0%
Collateralized Loan Obligations(e) – 3.4%
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(d)
	$500,000	0.559%	06/20/17		$483,338
Callidus Debt Partners Fund Ltd. Series 6A, Class A1T(d)
	476,382	0.534	10/23/21		432,247
Duane Street CLO Series 2007-4A, Class A1T(d)
	728,722	0.542	11/14/21		680,742
Greywolf CLO Ltd. Series 2007-1A, Class A(d)
	490,916	0.559	02/18/21		449,557
Jasper CLO Ltd. Series 2005-1A, Class A(d)
	467,715	0.543	08/01/17		440,916
KKR Financial CLO Ltd. Series 2007-1A, Class A(d)
	841,287	0.663	05/15/21		792,913
Mountain View Funding CLO Series 2007-3A, Class A1(d)
	495,580	0.491	04/16/21		465,386
Westchester CLO Ltd. Series 2007-1X, Class A1A
	890,267	0.498	08/01/22		814,556

					4,559,655

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
	80,424	1.213	10/25/37		78,101
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
	120,000	1.463	10/25/37		93,442
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
	210,000	1.663	10/25/37		113,420
Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
	70,492	0.479	06/15/29		62,966
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
	141,553	0.499	02/15/34		80,569
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	44,571	7.000	09/25/37		35,417
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	57,152	7.000	09/25/37		41,288

					505,203

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
	101,731	8.330	04/01/30		102,465

Student Loan(e) – 1.1%
Brazos Higher Education Authority, Inc. Series 2010-1, Class A1
	98,696	1.212	05/25/29		98,737
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
	300,000	1.109	02/25/30		296,008
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	287,984	1.262	02/25/42		283,977
Nelnet Student Loan Trust Series 2010-3A, Class A(d)
	364,218	1.054	07/27/48		364,577
Nelnet Student Loan Trust Series 2011-1A, Class A(d)
	394,617	1.063	02/25/43		395,864

					1,439,163

TOTAL ASSET-BACKED SECURITIES
(Cost $6,700,032)					$6,606,486

Foreign Debt Obligations – 0.4%
Sovereign – 0.3%
Republic of Argentina(e)
EUR	700,000	0.000%	12/15/35		$147,745
Republic of Peru
	$20,000	5.625	11/18/50		17,500
State of Qatar(d)
	170,000	5.250	01/20/20		179,350

					344,595

Supranational – 0.1%
North American Development Bank
	200,000	4.375	02/11/20		205,548

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $501,966)					$550,143

Government Guarantee Obligations(d)(j) – 0.4%
Achmea Hypotheekbank NV
	$400,000	3.200%	11/03/14		$418,275
Danske Bank AS
	100,000	2.500	05/10/12		101,621

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $501,021)					$519,896

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 0.7%
California – 0.4%
California State GO Bonds Build America Taxable Series 2009
$75,000	7.500%	04/01/34	$83,791
125,000	7.550	04/01/39	141,669
California State GO Bonds Build America Taxable Series 2010
80,000	7.950	03/01/36	86,990
175,000	7.625	03/01/40	199,768

			512,218

Connecticut – 0.0%
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2007-Z-1
50,000	5.000	07/01/42	50,860

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
75,000	7.350	07/01/35	80,486

New York – 0.1%
New York City Municipal Water Finance Authority Water & Sewer System RB Fiscal 2005 Series A
100,000	5.000	06/15/39	99,695

North Carolina – 0.0%
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2006 A
40,000	5.000	10/01/44	40,489

Texas – 0.1%
Dallas Area Rapid Transit Sales Tax RB Senior Lien Series 2008
100,000	5.250	12/01/48	100,741

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $818,283)			$884,489

Structured Note(e) – 0.3%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
$589,764	6.000%	08/15/40	$375,067
(Cost $355,083)

U.S. Treasury Obligations – 2.0%
United States Treasury Bonds
$100,000	4.750%	02/15/37	$106,232
100,000	4.500	05/15/38	101,895
800,000	4.375	05/15/40	795,024
400,000	4.250 (b)	11/15/40	388,896
United States Treasury Inflation Protected Securities
101,152	1.125	01/15/21	104,898
293,470	2.375	01/15/25	337,810
329,121	2.375	01/15/27	376,744
United States Treasury Notes
400,000	2.000	04/30/16	400,438
100,000	3.625	02/15/21	102,727

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,711,271)			$2,714,664

		Expiration
Units	Description	Month	Value

Right* – 0.0%
Pharmaceuticals – 0.0%
800	Sanofi-Aventis SA	12/20	$1,984
(Cost $1,883)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(k) – 8.3%
Repurchase Agreement – 8.3%
Joint Repurchase Agreement Account II
$10,900,000	0.042%	05/02/11	$10,900,000
(Cost $10,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $123,256,265)			$139,880,039

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(e)(l) – 0.3%
Financial Square Money Market Fund
406,025	0.110%	$406,025
(Cost $406,025)

TOTAL INVESTMENTS – 106.6%
(Cost $123,662,290)		$140,286,064

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.6)%		(8,738,649)

NET ASSETS – 100.0%		$131,547,415

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,104,875, which represents approximately 9.2% of net assets as of April 30, 2011.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(f)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

(h)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $9,487,109 which represents approximately 7.2% of net assets as of April 30, 2011.

(j)	Guaranteed by a foreign government until maturity.

(k)	Joint repurchase agreement was entered into on April 29, 2011. Additional information appears on page 87.

(l)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—	Brazilian Real
EUR	—	Euro
GBP	—	British Pound
KRW	—	South Korean Won

Investment Abbreviations:
BP	—	British Pound Offered Rate
EURIBOR	—	Euro Interbank Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
OTC	—	Over the Counter
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2011, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

JPMorgan Securities, Inc.	USD/EUR	05/12/11	$555,934	$(20,252)
UBS AG ( London)	USD/BRL	07/14/11	329,167	(11,358)

TOTAL				$(31,610)

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	44	September 2011	$10,960,950	$23,714
Eurodollars	5	March 2012	1,242,313	4,562
Eurodollars	(32)	September 2012	(7,906,800)	(24,456)
Eurodollars	(13)	March 2013	(3,192,963)	(12,224)
S&P Mini 500 Index	17	June 2011	1,155,745	32,228
Ultra Long U.S. Treasury Bonds	8	June 2011	1,007,000	28,584
3 month EURIBOR	2	December 2011	725,504	(2,227)
5 Year German Euro-Bobl	5	June 2011	853,439	3,396
10 Year German Euro-Bund	16	June 2011	2,913,008	26,554
2 Year U.S. Treasury Notes	39	June 2011	8,545,875	38,406
5 Year U.S. Treasury Notes	11	June 2011	1,303,156	10,722
10 Year U.S. Treasury Notes	12	June 2011	1,453,687	1,761
30 Year U.S. Treasury Bonds	(1)	June 2011	(122,375)	(1,716)

TOTAL				$129,304

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
	Notional				Payments	Payments		Upfront Payments
	Amount			Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC		$1,100	(a)	06/15/16	3 month LIBOR	1.750%	$26,081	$44,789	$(18,708)
Credit Suisse International (London)		1,000	(a)	06/15/16	1.750%	3 month LIBOR	(23,710)	(41,867)	18,157
Deutsche Bank Securities, Inc.	KRW	550,000		06/26/11	3.693	3 month KWCDC	394	—	394
		219,234		07/06/11	3.620	3 month KWCDC	119	—	119
		366,287		07/07/11	3.626	3 month KWCDC	204	—	204
	GBP	600	(a)	06/15/14	1.750	6 month BP	(12,693)	(14,365)	1,672
		$100	(a)	06/15/21	3 month LIBOR	2.750	5,921	10,207	(4,286)
JPMorgan Securities, Inc.	KRW	200,000		06/15/11	3.900	3 month KWCDC	244	—	244
		540,000		06/22/11	3.720	3 month KWCDC	426	—	426
		174,212		07/08/11	3.660	3 month KWCDC	111	—	111
	GBP	900	(a)	06/15/14	1.750	6 month BP	(19,039)	(26,822)	7,783
		$1,100	(a)	06/15/16	1.750	3 month LIBOR	(26,081)	(34,077)	7,996
		1,500	(a)	06/15/16	3 month LIBOR	1.750	35,565	59,482	(23,917)
Morgan Stanley & Co.		500	(a)	06/15/16	1.750	3 month LIBOR	(11,855)	(15,875)	4,020

TOTAL							$(24,313)	$(18,528)	$(5,785)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2011.

WRITTEN OPTIONS CONTRACTS

INTEREST RATE SWAPTION CONTRACTS — At April 30, 2011, the Fund had outstanding written swaptions as follows:

		Notional
		Amount	Expiration	Strike	Market	Premiums	Unrealized
Counterparty	Description	(000s)	Date	Price	Value	Received	Gain (Loss)

Deutsche Bank Securities, Inc.	Put – OTC – 7 year Interest Rate Swap for the obligation to pay a fixed rate versus the 3 month LIBOR maturing on May 16, 2018	$4,000	05/12/18	3.117%	$(79,428)	$(28,600)	$(50,828)
	Call – OTC – 7 year Interest Rate Swap for the obligation to pay a fixed rate versus the 3 month LIBOR maturing on May 16, 2018	4,000	05/12/18	3.117	(1,351)	(28,600)	27,249

TOTAL		$8,000			$(80,779)	$(57,200)	$(23,579)

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

For the period ended April 30, 2011, the Fund had the following written swaptions activity:

	Notional
	Amount	Premiums
	(000s)	Received

Contracts Outstanding October 31, 2010	$—	$—

Contracts Written	8,000	(57,200)

Contracts Outstanding April 30, 2011	$8,000	$(57,200)

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 2.5%
140,240	Honeywell International, Inc.	$8,586,895
81,450	Northrop Grumman Corp.	5,181,035
28,402	Rockwell Collins, Inc.	1,792,166
10,359	United Technologies Corp.	927,959

		16,488,055

Air Freight & Logistics – 1.9%
8,804	Expeditors International of Washington, Inc.	477,793
6,765	FedEx Corp.	647,208
152,700	United Parcel Service, Inc. Class B	11,447,919

		12,572,920

Auto Components – 1.0%
34,384	Autoliv, Inc.	2,755,190
69,981	TRW Automotive Holdings Corp.*	3,993,116

		6,748,306

Beverages – 0.8%
30,481	Dr. Pepper Snapple Group, Inc.	1,194,855
13,039	Hansen Natural Corp.*	862,530
17,879	Molson Coors Brewing Co. Class B	871,601
33,580	PepsiCo., Inc.	2,313,326

		5,242,312

Biotechnology* – 2.9%
92,883	Amgen, Inc.	5,280,398
35,357	Biogen Idec, Inc.	3,442,004
4,334	Celgene Corp.	255,186
23,353	Cephalon, Inc.(a)	1,793,510
213,902	Gilead Sciences, Inc.	8,307,954

		19,079,052

Building Products – 0.0%
5,032	Lennox International, Inc.	244,605

Capital Markets – 0.8%
19,450	Franklin Resources, Inc.	2,511,384
18,230	Morgan Stanley & Co.	476,714
67,684	SEI Investments Co.	1,511,384
9,583	T. Rowe Price Group, Inc.	615,708

		5,115,190

Chemicals – 2.4%
7,920	Ashland, Inc.	491,674
13,010	Cabot Corp.	583,498
30,308	Eastman Chemical Co.	3,250,533
6,565	Ecolab, Inc.	346,369
175,216	Huntsman Corp.	3,653,254
10,834	PPG Industries, Inc.	1,025,655
4,917	Sigma-Aldrich Corp.	347,042
45,500	The Scotts Miracle-Gro Co.	2,569,385
41,766	The Sherwin-Williams Co.	3,436,924

		15,704,334

Commercial Services & Supplies* – 0.0%
6,027	Copart, Inc.	273,445

Communications Equipment – 2.4%
610,893	Cisco Systems, Inc.	10,727,281
14,142	EchoStar Corp.*	524,385
9,438	F5 Networks, Inc.*	956,636
5,894	Harris Corp.	313,148
33,412	JDS Uniphase Corp.*	696,306
30,687	Juniper Networks, Inc.*	1,176,233
9,756	Polycom, Inc.*	583,701
203,216	Tellabs, Inc.	999,823

		15,977,513

Computers & Peripherals – 6.5%
14,705	Apple, Inc.*	5,120,722
605,351	Dell, Inc.*	9,388,994
68,635	EMC Corp.*	1,945,116
222,395	Hewlett-Packard Co.	8,978,086
49,451	Lexmark International, Inc.*	1,594,795
205,545	NetApp, Inc.*	10,684,229
130,187	QLogic Corp.*	2,340,762
8,046	SanDisk Corp.*	395,380
63,392	Western Digital Corp.*	2,523,002

		42,971,086

Construction & Engineering – 0.0%
2,908	Fluor Corp.	203,386

Consumer Finance – 0.1%
13,457	Capital One Financial Corp.	736,502

Diversified Consumer Services* – 0.2%
25,385	Apollo Group, Inc.	1,016,162

Diversified Financial Services – 0.1%
2,391	CME Group, Inc.	707,186

Diversified Telecommunication Services – 0.1%
27,830	AT&T, Inc.	866,070

Electric Utilities – 0.0%
12,039	Duke Energy Corp.	224,527

Electrical Equipment – 1.5%
5,793	Cooper Industries PLC	382,048
69,519	Emerson Electric Co.	4,223,974
22,647	General Cable Corp.*	1,098,380
3,331	Regal-Beloit Corp.	252,457
41,795	Rockwell Automation, Inc.	3,641,598
5,164	Thomas & Betts Corp.*	299,357

		9,897,814

Electronic Equipment, Instruments & Components* – 1.5%
59,008	Flextronics International Ltd.	411,286
329,909	Ingram Micro, Inc.	6,179,196
155,781	Vishay Intertechnology, Inc.	2,972,301

		9,562,783

Energy Equipment & Services – 1.3%
13,123	Core Laboratories NV(a)	1,259,545
32,707	Exterran Holdings, Inc.*	710,069
9,804	FMC Technologies, Inc.*	455,690
9,367	Helmerich & Payne, Inc.	621,407

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)

36,171	National-Oilwell Varco, Inc.	$2,773,954
7,154	Oceaneering International, Inc.*	625,403
8,246	Oil States International, Inc.*	684,500
21,244	Patterson-UTI Energy, Inc.	660,901
4,338	SEACOR Holdings, Inc.	428,725

		8,220,194

Food & Staples Retailing – 1.5%
62,709	Costco Wholesale Corp.	5,074,412
16,342	CVS Caremark Corp.	592,234
78,833	Walgreen Co.	3,367,746
10,000	Whole Foods Market, Inc.	627,600

		9,661,992

Food Products – 1.4%
108,663	Archer-Daniels-Midland Co.	4,022,704
9,088	Hormel Foods Corp.	267,278
6,588	Kellogg Co.	377,295
15,501	Smithfield Foods, Inc.*	365,204
220,231	Tyson Foods, Inc.	4,382,597

		9,415,078

Health Care Equipment & Supplies – 2.3%
16,233	Becton, Dickinson & Co.	1,395,064
467,767	Boston Scientific Corp.*	3,503,575
163,817	CareFusion Corp.*	4,811,305
20,913	DENTSPLY International, Inc.	785,074
4,358	Edwards Lifesciences Corp.*	376,313
16,767	Hill-Rom Holdings, Inc.	754,683
4,758	IDEXX Laboratories, Inc.*	387,444
27,802	Medtronic, Inc.	1,160,734
24,996	Varian Medical Systems, Inc.*	1,754,719
4,689	Zimmer Holdings, Inc.*	305,957

		15,234,868

Health Care Providers & Services – 1.8%
147,305	Cardinal Health, Inc.	6,435,756
65,993	Coventry Health Care, Inc.*	2,129,594
7,279	Health Net, Inc.*	242,391
21,976	Humana, Inc.*	1,672,813
8,908	Lincare Holdings, Inc.	279,889
17,772	WellPoint, Inc.	1,364,712

		12,125,155

Hotels, Restaurants & Leisure – 2.8%
117,017	Carnival Corp.	4,454,837
9,025	Chipotle Mexican Grill, Inc.*	2,407,780
43,668	McDonald’s Corp.	3,419,641
6,909	Panera Bread Co.*	836,749
148,254	Starbucks Corp.	5,365,312
1,787	Wynn Resorts Ltd.	262,957
25,811	Yum! Brands, Inc.	1,384,502

		18,131,778

Household Durables – 0.7%
17,265	Garmin Ltd.(a)	590,981
64,052	Harman International Industries, Inc.	3,108,443
16,445	Mohawk Industries, Inc.*	987,358

		4,686,782

Household Products – 1.1%
19,477	Colgate-Palmolive Co.	1,642,885
90,629	The Procter & Gamble Co.	5,881,822

		7,524,707

Industrial Conglomerates – 0.8%
3,822	3M Co.	371,537
84,780	General Electric Co.	1,733,751
68,081	Tyco International Ltd.	3,318,268

		5,423,556

Insurance – 0.2%
9,519	StanCorp Financial Group, Inc.	410,269
41,100	Unum Group	1,088,328

		1,498,597

Internet & Catalog Retail* – 1.5%
41,182	Amazon.com, Inc.(b)	8,092,263
22,672	Liberty Media Corp. – Interactive	396,307
5,947	Netflix, Inc.	1,383,688

		9,872,258

Internet Software & Services – 2.7%
30,247	AOL, Inc.*	616,434
24,919	Google, Inc. Class A*	13,558,428
105,179	VeriSign, Inc.	3,887,416

		18,062,278

IT Services – 5.3%
360,490	Accenture PLC	20,594,794
59,359	Amdocs Ltd.*	1,825,289
4,287	Cognizant Technology Solutions Corp.*	355,392
34,572	International Business Machines Corp.	5,897,292
87,791	NeuStar, Inc.*	2,360,700
64,806	Teradata Corp.*	3,623,951

		34,657,418

Life Sciences Tools & Services* – 0.1%
15,254	Charles River Laboratories International, Inc.	643,566

Machinery – 4.9%
38,109	AGCO Corp.*	2,194,316
7,114	Bucyrus International, Inc.	650,575
16,650	CNH Global NV*	804,195
25,203	Cummins, Inc.	3,028,897
40,548	Eaton Corp.	2,170,534
3,233	Gardner Denver, Inc.	279,363
11,242	Harsco Corp.	400,215
8,522	Illinois Tool Works, Inc.	497,770
19,748	Joy Global, Inc.	1,993,561
8,321	Kennametal, Inc.	351,313

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

71,215	Oshkosh Corp.*	$2,254,667
15,383	Parker Hannifin Corp.	1,450,925
199,575	The Toro Co.	13,553,138
41,228	Timken Co.	2,324,847
6,886	WABCO Holdings, Inc.*	508,531

		32,462,847

Media – 2.7%
13,167	Cablevision Systems Corp.	463,874
9,815	Comcast Corp. Special Class A	240,958
122,533	DIRECTV*	5,953,879
255,104	DISH Network Corp. Class A*	6,387,804
131,471	News Corp.	2,342,813
65,527	Time Warner, Inc.	2,480,852

		17,870,180

Metals & Mining – 2.0%
87,549	Freeport-McMoRan Copper & Gold, Inc.	4,817,821
51,031	Newmont Mining Corp.	2,990,927
11,844	Reliance Steel & Aluminum Co.	670,489
73,530	Southern Copper Corp.	2,754,434
28,460	Titanium Metals Corp.*	570,054
8,531	Walter Energy, Inc.	1,179,155

		12,982,880

Multi-Utilities – 0.2%
19,638	Sempra Energy	1,082,054

Multiline Retail – 0.6%
41,880	Dollar Tree, Inc.*	2,408,100
24,639	Family Dollar Stores, Inc.	1,335,680

		3,743,780

Oil, Gas & Consumable Fuels – 11.7%
64,218	Chevron Corp.	7,028,018
34,155	Cimarex Energy Co.	3,777,201
192,898	ConocoPhillips	15,225,439
2,990	Devon Energy Corp.	272,090
365,184	Exxon Mobil Corp.	32,136,192
6,867	Forest Oil Corp.*	246,594
9,750	Hess Corp.	838,110
13,048	Marathon Oil Corp.	705,114
10,960	Murphy Oil Corp.	849,181
8,471	Newfield Exploration Co.*	599,747
44,417	Sunoco, Inc.	1,894,829
112,588	Tesoro Corp.*	3,053,387
377,446	Valero Energy Corp.	10,681,722

		77,307,624

Paper & Forest Products – 0.3%
21,099	Domtar Corp.	1,962,629

Personal Products – 0.4%
28,805	Herbalife Ltd.	2,586,113

Pharmaceuticals – 2.8%
350,366	Eli Lilly & Co.	12,967,045
14,893	Forest Laboratories, Inc.*	493,852

31,694	Johnson & Johnson	2,082,930
125,649	Pfizer, Inc.	2,633,603

		18,177,430

Professional Services – 0.3%
19,997	Manpower, Inc.	1,324,801
17,525	Robert Half International, Inc.	531,533

		1,856,334

Real Estate Investment Trusts – 2.8%
10,039	AvalonBay Communities, Inc.	1,271,038
5,657	Nationwide Health Properties, Inc.	247,777
5,631	Plum Creek Timber Co., Inc.	242,640
81,148	Rayonier, Inc.	5,384,981
97,377	Simon Property Group, Inc.	11,153,561

		18,299,997

Semiconductors & Semiconductor Equipment – 4.0%
47,853	Fairchild Semiconductor International, Inc.*	1,003,477
962,701	Intel Corp.	22,325,036
9,420	Lam Research Corp.*	455,080
86,268	Marvell Technology Group Ltd.*	1,331,115
13,232	Silicon Laboratories, Inc.*	576,651
22,375	Teradyne, Inc.*	360,238

		26,051,597

Software – 7.3%
4,877	ANSYS, Inc.*	269,649
22,666	Autodesk, Inc.*	1,019,517
3,017	Citrix Systems, Inc.*	254,454
1,079,690	Microsoft Corp.	28,093,534
375,087	Oracle Corp.	13,521,886
30,845	Salesforce.com, Inc.*	4,275,117
12,587	Synopsys, Inc.*	344,758

		47,778,915

Specialty Retail – 3.7%
21,540	Advance Auto Parts, Inc.	1,410,008
133,353	AutoNation, Inc.*(a)	4,522,000
3,096	AutoZone, Inc.*	874,249
10,754	Dick’s Sporting Goods, Inc.*	440,161
14,188	Foot Locker, Inc.	305,326
135,787	Limited Brands, Inc.	5,588,993
18,665	O’Reilly Automotive, Inc.*	1,102,355
22,234	PetSmart, Inc.	937,608
109,218	Ross Stores, Inc.	8,048,274
20,631	The TJX Cos., Inc.	1,106,234

		24,335,208

Textiles, Apparel & Luxury Goods – 1.1%
50,346	Coach, Inc.	3,011,194
11,208	Fossil, Inc.*	1,073,502
40,209	NIKE, Inc. Class B	3,310,005

		7,394,701

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Tobacco – 3.9%
208,293	Lorillard, Inc.	$22,183,204
46,256	Philip Morris International, Inc.	3,212,017

		25,395,221

Trading Companies & Distributors – 0.6%
4,421	Fastenal Co.	296,605
7,409	MSC Industrial Direct Co., Inc.	530,411
17,727	W.W. Grainger, Inc.	2,687,413
5,795	WESCO International, Inc.*	359,000

		3,873,429

Wireless Telecommunication Services* – 0.4%
461,537	Sprint Nextel Corp.	2,390,762

TOTAL COMMON STOCKS
(Cost $494,474,384)		$644,341,176

		Expiration
Units	Description	Month	Value

Right* – 0.0%
Pharmaceuticals – 0.0%
6,075	Sanofi-Aventis SA	12/20	$15,066
(Cost $14,300)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $494,488,684)			$644,356,242

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.2%
Financial Square Money Market Fund
7,806,700	0.110%	$7,806,700
(Cost $7,806,700)

TOTAL INVESTMENTS – 99.1%
(Cost $502,295,384)		$652,162,942

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		6,120,781

NET ASSETS – 100.0%		$658,283,723

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	192	June 2011	$13,053,120	$137,789

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 1.1%
7,807	Honeywell International, Inc.	$478,023
105,718	Northrop Grumman Corp.	6,724,722

		7,202,745

Air Freight & Logistics – 1.1%
9,834	Expeditors International of Washington, Inc.	533,691
41,468	FedEx Corp.	3,967,243
39,310	United Parcel Service, Inc. Class B	2,947,071

		7,448,005

Auto Components – 0.7%
22,289	Autoliv, Inc.	1,786,018
14,112	Federal-Mogul Corp.*	373,968
37,921	TRW Automotive Holdings Corp.*	2,163,772

		4,323,758

Beverages – 0.3%
26,266	Dr. Pepper Snapple Group, Inc.	1,029,627
5,529	Hansen Natural Corp.*	365,743
12,017	Molson Coors Brewing Co. Class B	585,829

		1,981,199

Biotechnology* – 2.5%
138,459	Amgen, Inc.	7,871,394
40,497	Biogen Idec, Inc.	3,942,383
17,774	Cephalon, Inc.(a)	1,365,043
88,868	Gilead Sciences, Inc.	3,451,633

		16,630,453

Building Products – 0.1%
13,421	Armstrong World Industries, Inc.	600,590
5,294	Lennox International, Inc.	257,341

		857,931

Capital Markets – 3.5%
201,144	Bank of New York Mellon Corp.	5,825,130
59,733	Eaton Vance Corp.	2,017,184
18,472	Federated Investors, Inc. Class B(a)	476,208
30,219	Franklin Resources, Inc.	3,901,877
150,977	Morgan Stanley & Co.	3,948,049
253,027	SEI Investments Co.	5,650,093
23,833	T. Rowe Price Group, Inc.	1,531,270

		23,349,811

Chemicals – 1.8%
7,890	Cabot Corp.	353,866
50,024	Eastman Chemical Co.	5,365,074
175,985	Huntsman Corp.	3,669,287
9,679	PPG Industries, Inc.	916,311
3,375	Sigma-Aldrich Corp.	238,208
6,937	The Dow Chemical Co.	284,348
14,453	The Sherwin-Williams Co.	1,189,337

		12,016,431

Commercial Banks – 4.2%
4,180	Cullen/Frost Bankers, Inc.	247,623
13,193	M&T Bank Corp.	1,165,866
84,757	PNC Financial Services Group, Inc.	5,283,751
166,966	U.S. Bancorp	4,311,062
569,282	Wells Fargo & Co.	16,571,799

		27,580,101

Communications Equipment* – 0.1%
18,711	Motorola Solutions, Inc.	858,461

Computers & Peripherals* – 0.1%
11,627	NetApp, Inc.	604,371

Consumer Finance – 1.1%
123,035	Capital One Financial Corp.	6,733,706
19,529	Discover Financial Services	485,100

		7,218,806

Diversified Consumer Services* – 0.0%
6,082	Apollo Group, Inc. Class A	243,462

Diversified Financial Services – 5.0%
707,795	Bank of America Corp.	8,691,723
1,800,349	Citigroup, Inc.*	8,263,602
13,614	CME Group, Inc.	4,026,613
1,744	IntercontinentalExchange, Inc.*	209,890
193,839	JPMorgan Chase & Co.	8,844,873
24,768	Leucadia National Corp.	957,531
41,632	Moody’s Corp.	1,629,476
6,092	NYSE Euronext	243,985

		32,867,693

Diversified Telecommunication Services – 4.1%
755,454	AT&T, Inc.(b)	23,509,729
101,454	Verizon Communications, Inc.	3,832,932

		27,342,661

Electric Utilities – 2.8%
699,923	Duke Energy Corp.	13,053,564
8,838	Entergy Corp.	616,185
60,727	Exelon Corp.	2,559,643
14,933	Great Plains Energy, Inc.	307,321
47,899	Southern Co.	1,869,977

		18,406,690

Electrical Equipment – 0.5%
23,031	General Cable Corp.*	1,117,004
23,126	Rockwell Automation, Inc.	2,014,968

		3,131,972

Electronic Equipment, Instruments & Components – 1.4%
163,209	Flextronics International Ltd.*	1,137,567
201,395	Ingram Micro, Inc. Class A*	3,772,128
8,106	National Instruments Corp.	245,936
201,087	Vishay Intertechnology, Inc.*	3,836,740

		8,992,371

Energy Equipment & Services – 0.8%
6,457	Core Laboratories NV(a)	619,743
97,790	Exterran Holdings, Inc.*	2,123,021
7,088	FMC Technologies, Inc.*	329,450
3,736	Helmerich & Payne, Inc.	247,846

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)

9,483	National-Oilwell Varco, Inc.	$727,251
4,397	Oceaneering International, Inc.*	384,386
5,780	Oil States International, Inc.*	479,798
2,407	SEACOR Holdings, Inc.	237,884

		5,149,379

Food & Staples Retailing – 0.7%
6,854	Costco Wholesale Corp.	554,626
40,574	CVS Caremark Corp.	1,470,402
50,261	Safeway, Inc.	1,221,845
9,913	The Kroger Co.	240,985
14,592	Walgreen Co.	623,370
8,592	Whole Foods Market, Inc.	539,234

		4,650,462

Food Products – 2.5%
198,092	Archer-Daniels-Midland Co.	7,333,366
9,022	Flowers Foods, Inc.	275,712
10,712	Hormel Foods Corp.	315,040
33,943	Smithfield Foods, Inc.*	799,697
405,438	Tyson Foods, Inc. Class A	8,068,216

		16,792,031

Gas Utilities – 0.2%
13,408	Energen Corp.	871,654
3,085	National Fuel Gas Co.	226,131
6,262	ONEOK, Inc.	437,964

		1,535,749

Health Care Equipment & Supplies – 0.8%
340,058	Boston Scientific Corp.*	2,547,035
75,235	CareFusion Corp.*	2,209,652
7,528	DENTSPLY International, Inc.	282,601
2,761	IDEXX Laboratories, Inc.*	224,828

		5,264,116

Health Care Providers & Services – 2.3%
100,472	Cardinal Health, Inc.	4,389,622
170,009	Coventry Health Care, Inc.*	5,486,190
36,106	Health Net, Inc.*	1,202,330
12,485	Humana, Inc.*	950,358
7,630	Lincare Holdings, Inc.	239,735
5,785	UnitedHealth Group, Inc.	284,795
35,690	WellPoint, Inc.	2,740,635

		15,293,665

Hotels, Restaurants & Leisure – 0.2%
5,272	Chipotle Mexican Grill, Inc.*	1,406,517
3,842	Yum! Brands, Inc.	206,085

		1,612,602

Household Durables – 1.2%
32,406	Garmin Ltd.(a)	1,109,257
86,646	Harman International Industries, Inc.	4,204,931
45,278	Mohawk Industries, Inc.*	2,718,491

		8,032,679

Household Products – 2.5%
15,405	Colgate-Palmolive Co.	1,299,412
232,370	The Procter & Gamble Co.	15,080,813

		16,380,225

Independent Power Producers & Energy Traders* – 0.1%
14,604	NRG Energy, Inc.	353,417

Industrial Conglomerates – 2.3%
708,707	General Electric Co.	14,493,058
20,207	Tyco International Ltd.	984,889

		15,477,947

Insurance – 5.5%
3,692	ACE Ltd.	248,287
4,304	Allied World Assurance Co. Holdings Ltd.	279,631
96,013	Aspen Insurance Holdings Ltd.	2,743,092
5,838	Assurant, Inc.	231,769
31,319	Axis Capital Holdings Ltd.	1,107,440
133,371	Berkshire Hathaway, Inc. Class B*	11,109,804
22,690	Everest Re Group Ltd.	2,067,513
51,785	Loews Corp.	2,292,004
50,652	MetLife, Inc.	2,370,007
16,975	Protective Life Corp.	456,797
13,573	StanCorp Financial Group, Inc.	584,996
22,735	Symetra Financial Corp.	315,562
12,638	The Chubb Corp.	823,871
40,985	The Travelers Cos., Inc.	2,593,531
3,522	Torchmark Corp.	235,692
341,259	Unum Group	9,036,538

		36,496,534

Internet & Catalog Retail* – 0.4%
157,403	Liberty Media Corp. – Interactive Class A	2,751,404

Internet Software & Services – 0.3%
36,124	AOL, Inc.*	736,207
24,284	VeriSign, Inc.	897,537

		1,633,744

IT Services – 0.6%
49,189	Accenture PLC Class A	2,810,168
15,463	Teradata Corp.*	864,691

		3,674,859

Life Sciences Tools & Services* – 0.1%
7,729	Charles River Laboratories International, Inc.	326,087

Machinery – 2.0%
25,698	AGCO Corp.*	1,479,691
4,306	Bucyrus International, Inc.	393,784
11,442	Harsco Corp.	407,335
7,387	Kennametal, Inc.	311,879
93,341	Oshkosh Corp.*	2,955,176
3,220	Parker Hannifin Corp.	303,710
80,825	The Toro Co.	5,488,826
35,772	Timken Co.	2,017,183

		13,357,584

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Media – 4.5%
24,457	Cablevision Systems Corp. Class A	$861,620
67,178	DIRECTV Class A*	3,264,179
326,761	DISH Network Corp. Class A*	8,182,096
16,512	Liberty Media – Starz Series A*	1,268,947
345,461	News Corp. Class A	6,156,115
33,151	News Corp. Class B	626,554
26,080	The Walt Disney Co.	1,124,048
185,436	Time Warner, Inc.	7,020,607
37,278	Virgin Media, Inc.	1,128,032

		29,632,198

Metals & Mining – 0.7%
45,348	Reliance Steel & Aluminum Co.	2,567,150
21,553	Southern Copper Corp.	807,375
48,420	Titanium Metals Corp.*	969,853

		4,344,378

Multi-Utilities – 2.8%
41,876	Dominion Resources, Inc.	1,943,884
10,057	DTE Energy Co.	508,180
117,606	Integrys Energy Group, Inc.	6,157,850
27,374	MDU Resources Group, Inc.	653,965
147,022	NiSource, Inc.	2,859,578
112,786	Sempra Energy	6,214,509

		18,337,966

Multiline Retail* – 0.0%
4,796	Dollar Tree, Inc.	275,770

Oil, Gas & Consumable Fuels – 13.7%
11,836	Chesapeake Energy Corp.	398,518
271,227	Chevron Corp.	29,683,083
60,251	Cimarex Energy Co.	6,663,158
251,568	ConocoPhillips	19,856,262
23,002	Devon Energy Corp.	2,093,182
54,452	Exxon Mobil Corp.	4,791,776
20,563	Forest Oil Corp.*	738,417
19,587	Hess Corp.	1,683,699
4,505	Holly Corp.	260,839
21,406	Marathon Oil Corp.	1,156,780
14,561	Murphy Oil Corp.	1,128,186
13,932	Newfield Exploration Co.*	986,386
3,515	Occidental Petroleum Corp.	401,729
7,196	Plains Exploration & Production Co.*	273,736
35,067	Sunoco, Inc.	1,495,958
194,096	Tesoro Corp.*	5,263,884
471,289	Valero Energy Corp.	13,337,479

		90,213,072

Paper & Forest Products – 0.4%
28,336	Domtar Corp.	2,635,815

Personal Products – 0.3%
6,710	Alberto-Culver Co.	250,551
18,075	Herbalife Ltd.	1,622,774

		1,873,325

Pharmaceuticals – 8.0%
496,841	Eli Lilly & Co.	18,388,085
90,042	Forest Laboratories, Inc.*	2,985,793
121,508	Johnson & Johnson	7,985,506
105,172	Merck & Co., Inc.	3,780,933
925,048	Pfizer, Inc.	19,389,006

		52,529,323

Professional Services – 0.5%
36,872	Manpower, Inc.	2,442,770
17,711	Robert Half International, Inc.	537,175

		2,979,945

Real Estate Investment Trusts – 5.6%
49,063	AvalonBay Communities, Inc.	6,211,866
2,885	Federal Realty Investment Trust	252,610
33,262	HCP, Inc.	1,317,840
10,731	Nationwide Health Properties, Inc.	470,018
47,265	Plum Creek Timber Co., Inc.	2,036,649
2,561	Public Storage	300,431
144,005	Rayonier, Inc.	9,556,172
136,203	Simon Property Group, Inc.	15,600,692
9,973	Ventas, Inc.	557,790
36,997	Weyerhaeuser Co.	851,301

		37,155,369

Road & Rail – 0.2%
5,498	Norfolk Southern Corp.	410,590
5,957	Union Pacific Corp.	616,371

		1,026,961

Semiconductors & Semiconductor Equipment – 1.5%
92,274	Fairchild Semiconductor International, Inc.*	1,934,986
346,790	Intel Corp.	8,042,060

		9,977,046

Software – 1.8%
5,559	Autodesk, Inc.*	250,044
414,376	Microsoft Corp.	10,782,063
5,196	Salesforce.com, Inc.*	720,166

		11,752,273

Specialty Retail – 0.7%
4,689	Advance Auto Parts, Inc.	306,942
96,692	AutoNation, Inc.*(a)	3,278,826
24,610	Limited Brands, Inc.	1,012,947

		4,598,715

Textiles, Apparel & Luxury Goods – 0.3%
4,603	Coach, Inc.	275,306
14,868	Fossil, Inc.*	1,424,057

		1,699,363

Thrifts & Mortgage Finance – 0.2%
112,127	Hudson City Bancorp, Inc.	1,068,570
19,115	New York Community Bancorp, Inc.	317,309

		1,385,879

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Tobacco – 3.1%
193,156	Lorillard, Inc.	$20,571,114

Trading Companies & Distributors – 0.2%
4,039	MSC Industrial Direct Co., Inc. Class A	289,152
5,348	W.W. Grainger, Inc.	810,757
3,941	WESCO International, Inc.*	244,145

		1,344,054

Wireless Telecommunication Services* – 0.5%
675,861	Sprint Nextel Corp.	3,500,960

TOTAL COMMON STOCKS
(Cost $485,549,379)		$645,672,931

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 0.4%
Repurchase Agreement – 0.4%
Joint Repurchase Agreement Account II
$2,600,000	0.042%	05/02/11	$2,600,000
(Cost $2,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $488,149,379)			$648,272,931

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 1.1%
Financial Square Money Market Fund
6,956,750	0.110%	$6,956,750
(Cost $6,956,750)

TOTAL INVESTMENTS – 99.4%
(Cost $495,106,129)		$655,229,681

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		4,111,719

NET ASSETS – 100.0%		$659,341,400

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on April 29, 2011. Additional information appears on page 87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	187	June 2011	$12,713,195	$179,278

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense* – 0.5%
16,185	Ceradyne, Inc.	$758,429
8,514	DigitalGlobe, Inc.	246,906
19,172	Hexcel Corp.	412,773

		1,418,108

Air Freight & Logistics* – 0.3%
131,906	Pacer International, Inc.	790,117

Airlines – 0.1%
12,953	SkyWest, Inc.	214,113

Auto Components – 0.6%
13,107	Federal-Mogul Corp.*	347,336
17,093	Standard Motor Products, Inc.	243,575
40,394	Stoneridge, Inc.*	618,028
19,030	Superior Industries International, Inc.	480,888

		1,689,827

Beverages – 1.1%
141,545	National Beverage Corp.	1,970,307
12,559	The Boston Beer Co., Inc. Class A*	1,183,811

		3,154,118

Biotechnology – 4.3%
20,829	Alexion Pharmaceuticals, Inc.*	2,018,122
25,039	ARIAD Pharmaceuticals, Inc.*	214,083
76,422	Cubist Pharmaceuticals, Inc.*	2,586,885
64,938	Emergent Biosolutions, Inc.*	1,507,211
57,542	Enzon Pharmaceuticals, Inc.*	660,582
68,315	Maxygen, Inc.	352,505
378,256	Nabi Biopharmaceuticals*	2,186,320
347,683	PDL BioPharma, Inc.	2,232,125
143,555	Progenics Pharmaceuticals, Inc.*	1,063,743

		12,821,576

Building Products – 0.5%
28,486	American Woodmark Corp.	578,551
32,574	Universal Forest Products, Inc.	1,051,814

		1,630,365

Capital Markets – 2.4%
2,970	Capital Southwest Corp.	285,833
40,235	GAMCO Investors, Inc. Class A	2,070,091
71,247	Gladstone Capital Corp.(a)	809,366
135,655	Hercules Technology Growth Capital, Inc.	1,458,291
63,890	MCG Capital Corp.	421,674
147,280	NGP Capital Resources Co.	1,390,323
76,498	Pzena Investment Management, Inc. Class A	556,905
3,557	Virtus Investment Partners, Inc.*	187,845

		7,180,328

Chemicals – 2.4%
33,191	A. Schulman, Inc.	840,396
3,671	Airgas, Inc.	254,951
927	Eastman Chemical Co.	99,421
13,913	Georgia Gulf Corp.*	547,894
52,384	Kraton Performance Polymers, Inc.*	2,418,045

53,407	Omnova Solutions, Inc.*	453,959
69,512	Spartech Corp.*	496,316
22,806	Stepan Co.	1,641,348
4,743	Westlake Chemical Corp.	311,378
8,262	Zep, Inc.	156,978

		7,220,686

Commercial Banks – 4.7%
21,572	1st Source Corp.	457,758
302,330	CVB Financial Corp.(a)	2,944,694
11,341	Danvers Bancorp, Inc.	255,740
94,369	First Bancorp	1,317,391
14,083	First Bancorp, Inc.(a)	209,133
24,102	First Interstate BancSystem, Inc.	329,715
73,138	Great Southern Bancorp, Inc.	1,513,957
209,266	International Bancshares Corp.	3,687,267
14,412	Investors Bancorp, Inc.*	216,756
45,662	Popular, Inc.*	143,835
67,602	Renasant Corp.	1,134,362
50,404	Texas Capital Bancshares, Inc.*	1,300,423
150,373	Wilshire Bancorp, Inc.*	601,492

		14,112,523

Commercial Services & Supplies – 0.7%
47,295	HNI Corp.	1,301,558
117,464	Kimball International, Inc. Class B	878,631

		2,180,189

Communications Equipment – 2.2%
6,986	Bel Fuse, Inc. Class B	140,628
15,399	EchoStar Corp. Class A*	570,995
167,977	Extreme Networks, Inc.*	525,768
30,546	PC-Tel, Inc.*	222,986
160,972	Powerwave Technologies, Inc.*	735,642
176,445	ShoreTel, Inc.*	1,843,850
221,440	Symmetricom, Inc.*	1,350,784
24,010	Tellabs, Inc.	118,129
94,582	Tollgrade Communications, Inc.*	954,333

		6,463,115

Computers & Peripherals* – 1.6%
97,127	Electronics for Imaging, Inc.	1,744,401
192,898	Imation Corp.	1,981,063
328,829	Quantum Corp.	1,045,676

		4,771,140

Consumer Finance – 1.0%
297,473	Advance America Cash Advance Centers, Inc.	1,749,141
19,350	World Acceptance Corp.*	1,314,833

		3,063,974

Distributors* – 0.0%
3,389	Core-Mark Holding Co., Inc.	113,565

Diversified Consumer Services*(a) – 0.5%
20,943	Pre-Paid Legal Services, Inc.	1,381,191

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Diversified Financial Services – 1.6%
179,974	Compass Diversified Holdings	$3,016,364
364,716	Primus Guaranty Ltd.*(a)	1,790,756

		4,807,120

Diversified Telecommunication Services – 0.3%
33,127	IDT Corp. Class B	960,352

Electric Utilities – 0.3%
4,250	Northeast Utilities	151,300
27,024	Pepco Holdings, Inc.	520,752
3,951	Portland General Electric Co.	98,617

		770,669

Electrical Equipment – 1.5%
10,269	Belden, Inc.	390,530
24,106	Encore Wire Corp.	672,798
20,388	Generac Holdings, Inc.*	424,478
226,865	LSI Industries, Inc.	1,880,711
73,367	Vicor Corp.	1,225,963

		4,594,480

Electronic Equipment, Instruments & Components – 1.7%
88,373	Agilysys, Inc.*	461,307
112,658	Brightpoint, Inc.*	1,140,099
12,316	Insight Enterprises, Inc.*	211,343
68,968	Methode Electronics, Inc.	852,445
11,807	National Instruments Corp.	358,224
72,993	RadiSys Corp.*	643,068
82,017	Vishay Intertechnology, Inc.*	1,564,884

		5,231,370

Energy Equipment & Services* – 1.0%
50,031	Complete Production Services, Inc.	1,698,052
13,293	Dril-Quip, Inc.	1,017,712
19,033	Exterran Holdings, Inc.	413,207

		3,128,971

Food Products – 2.0%
78,462	Dole Food Co., Inc.*(a)	1,083,560
39,600	J&J Snack Foods Corp.	2,012,472
45,802	Lancaster Colony Corp.	2,798,960

		5,894,992

Gas Utilities – 0.6%
9,599	Atmos Energy Corp.	334,909
3,558	Energen Corp.	231,306
7,694	ONEOK, Inc.	538,118
15,514	Southwest Gas Corp.	616,992

		1,721,325

Health Care Equipment & Supplies – 3.0%
10,183	Align Technology, Inc.*	245,818
12,048	AngioDynamics, Inc.*	196,382
1,897	Atrion Corp.	328,466
85,071	Hill-Rom Holdings, Inc.	3,829,046
72,748	Invacare Corp.	2,393,409
26,103	Masimo Corp.	908,123

108,226	Medical Action Industries, Inc.*	941,566
2,388	Sirona Dental Systems, Inc.*	136,283

		8,979,093

Health Care Providers & Services – 4.8%
29,383	AMN Healthcare Services, Inc.*	253,575
84,072	Assisted Living Concepts, Inc. Class A*	3,031,636
104,489	Kindred Healthcare, Inc.*	2,635,213
16,278	Magellan Health Services, Inc.*	846,782
32,443	MedCath Corp.*	438,305
86,094	Molina Healthcare, Inc.*	3,702,042
137,201	PharMerica Corp.*	1,805,565
43,173	Skilled Healthcare Group, Inc. Class A*	523,257
47,224	Universal American Financial Corp.	1,090,874

		14,327,249

Hotels, Restaurants & Leisure* – 2.8%
6,790	Biglari Holdings, Inc.	2,968,860
45,179	Domino’s Pizza, Inc.	838,974
148,841	O’Charley’s, Inc.	973,420
116,050	Papa John’s International, Inc.	3,488,463

		8,269,717

Household Durables – 1.4%
36,123	Blyth, Inc.	1,702,838
18,822	Hooker Furniture Corp.	234,146
64,019	iRobot Corp.*	2,267,553

		4,204,537

Household Products* – 0.8%
239,512	Central Garden & Pet Co. Class A	2,399,910

Insurance – 1.7%
2,311	Allied World Assurance Co. Holdings Ltd.	150,146
20,569	American Equity Investment Life Holding Co.	264,517
14,192	Aspen Insurance Holdings Ltd.	405,465
87,769	CNA Surety Corp.*	2,325,001
53,972	Flagstone Reinsurance Holdings SA	453,905
9,933	Global Indemnity PLC*	253,689
89,545	Maiden Holdings Ltd.	667,110
25,201	Symetra Financial Corp.	349,790
3,303	W.R. Berkley Corp.	107,711

		4,977,334

Internet Software & Services – 2.0%
62,193	Internap Network Services Corp.*	503,141
21,323	LogMeIn, Inc.*	918,382
345,374	Marchex, Inc. Class B	2,438,340
49,961	ModusLink Global Solutions, Inc.	261,796
512,186	RealNetworks, Inc.*	1,895,088

		6,016,747

IT Services* – 1.9%
472,507	Ciber, Inc.	2,702,740
29,865	CSG Systems International, Inc.	634,332

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
IT Services* – (continued)

613,275	Lionbridge Technologies, Inc.	$2,066,737
7,455	VeriFone Systems, Inc.	408,683

		5,812,492

Leisure Equipment & Products – 1.0%
28,351	Polaris Industries, Inc.	2,989,046

Life Sciences Tools & Services* – 0.1%
77,483	Affymetrix, Inc.	418,408

Machinery – 5.3%
74,125	Albany International Corp. Class A	1,876,104
21,265	Astec Industries, Inc.*	824,657
67,525	Briggs & Stratton Corp.	1,592,915
980	Bucyrus International, Inc.	89,621
10,092	EnPro Industries, Inc.*	404,487
64,002	Kadant, Inc.*	1,974,462
29,148	Lydall, Inc.*	284,193
37,589	Miller Industries, Inc.	594,658
44,345	Mueller Industries, Inc.	1,734,776
29,965	NACCO Industries, Inc. Class A	3,153,217
7,407	Sauer-Danfoss, Inc.*	437,087
17,363	Tecumseh Products Co. Class A*	177,797
26,751	Tennant Co.	1,097,326
25,232	The Toro Co.	1,713,505

		15,954,805

Media – 0.8%
23,231	Ascent Media Corp. Class A*	1,115,785
30,479	Harte-Hanks, Inc.	283,150
161,335	Journal Communications, Inc. Class A*	879,276

		2,278,211

Metals & Mining – 1.9%
90,042	Golden Star Resources Ltd.*	292,637
45,215	Hecla Mining Co.*	425,473
43,973	Kaiser Aluminum Corp.	2,203,487
32,812	Materion Corp.*	1,370,229
39,808	Noranda Aluminum Holding Corp.*	676,338
38,395	Titanium Metals Corp.*	769,052

		5,737,216

Multi-Utilities – 0.3%
19,099	Integrys Energy Group, Inc.	1,000,024

Multiline Retail – 0.8%
175,127	Fred’s, Inc. Class A	2,444,773

Oil, Gas & Consumable Fuels – 6.0%
76,559	Frontier Oil Corp.	2,139,059
2,346	Holly Corp.	135,833
20,054	PetroQuest Energy, Inc.*	175,673
262,368	Tesoro Corp.*(b)	7,115,420
54,668	USEC, Inc.*	250,379
165,960	W&T Offshore, Inc.	4,449,388
210,733	Western Refining, Inc.*(a)	3,574,032

		17,839,784

Paper & Forest Products* – 1.4%
32,528	Clearwater Paper Corp.	2,552,797
89,666	KapStone Paper and Packaging Corp.	1,558,395

		4,111,192

Personal Products* – 0.1%
35,044	Prestige Brands Holdings, Inc.	404,758

Pharmaceuticals* – 1.1%
22,755	Akorn, Inc.	150,638
87,688	Questcor Pharmaceuticals, Inc.	1,797,604
32,607	The Medicines Co.	511,930
43,875	ViroPharma, Inc.	846,349

		3,306,521

Professional Services – 2.6%
57,440	CDI Corp.	851,261
16,303	Insperity, Inc.	493,818
181,526	Kelly Services, Inc. Class A*	3,468,962
73,639	Kforce, Inc.*	1,152,450
44,679	SFN Group, Inc.*	470,470
113,425	Volt Information Sciences, Inc.*	1,219,318

		7,656,279

Real Estate Investment Trusts – 7.1%
16,443	American Campus Communities, Inc.	577,972
29,178	Equity Lifestyle Properties, Inc.	1,745,428
10,873	Federal Realty Investment Trust	952,040
196,172	Franklin Street Properties Corp.	2,773,872
4,561	Health Care REIT, Inc.	245,245
40,581	LTC Properties, Inc.	1,193,893
192,248	MPG Office Trust, Inc.*(a)	640,186
45,359	National Health Investors, Inc.	2,205,808
88,374	Nationwide Health Properties, Inc.	3,870,781
104,923	Rayonier, Inc.	6,962,690

		21,167,915

Real Estate Management & Development* – 0.1%
7,137	CB Richard Ellis Group, Inc. Class A	190,629

Road & Rail – 1.5%
3,081	Dollar Thrifty Automotive Group, Inc.*	212,373
72,098	Marten Transport Ltd.	1,612,111
30,946	Universal Truckload Services, Inc.*	490,185
77,459	Werner Enterprises, Inc.	2,027,102

		4,341,771

Semiconductors & Semiconductor Equipment – 3.4%
102,325	DSP Group, Inc.*	826,786
912,012	Lattice Semiconductor Corp.*	6,192,561
78,193	Micrel, Inc.	1,001,652
215,383	Silicon Image, Inc.*	1,791,987
35,287	Zoran Corp.*	369,455

		10,182,441

Software – 5.9%
382,496	Accelrys, Inc.*	2,895,495
3,964	Advent Software, Inc.*(b)	107,940
79,761	Blackbaud, Inc.	2,206,189

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)

7,024	CommVault Systems, Inc.*	$276,675
25,490	Epicor Software Corp.*	318,625
42,672	Kenexa Corp.*	1,255,410
96,208	Magma Design Automation, Inc.*	611,883
95,785	Manhattan Associates, Inc.*	3,462,628
35,460	MicroStrategy, Inc. Class A*	5,010,498
31,176	PROS Holdings, Inc.*	488,840
30,091	Renaissance Learning, Inc.	360,791
11,549	The Ultimate Software Group, Inc.*	646,744

		17,641,718

Specialty Retail – 4.4%
19,115	Ann, Inc.*	596,579
55,524	Asbury Automotive Group, Inc.*	960,565
63,891	Brown Shoe Co., Inc.	808,221
17,768	Build-A-Bear Workshop, Inc.*	108,918
28,620	Cabela’s, Inc.*	730,955
41,856	DSW, Inc. Class A*(a)	1,987,323
67,292	Group 1 Automotive, Inc.	2,896,248
21,044	Lithia Motors, Inc. Class A	382,790
28,596	Shoe Carnival, Inc.*	837,005
126,933	Stage Stores, Inc.	2,444,730
17,371	Ulta Salon, Cosmetics & Fragrance, Inc.*	923,963
14,969	Zumiez, Inc.*	420,779

		13,098,076

Textiles, Apparel & Luxury Goods – 1.0%
1,523	Fossil, Inc.*	145,873
28,512	Kenneth Cole Productions, Inc. Class A*	384,057
4,863	Lululemon Athletica, Inc.*	486,446
30,402	Oxford Industries, Inc.	1,044,309
35,064	Perry Ellis International, Inc.*	988,103

		3,048,788

Thrifts & Mortgage Finance – 0.0%
14,449	Brookline Bancorp, Inc.	133,220

Tobacco* – 0.2%
123,905	Alliance One International, Inc.	494,381

Trading Companies & Distributors – 1.0%
43,178	Watsco, Inc.	3,060,888

Wireless Telecommunication Services – 1.5%
290,116	USA Mobility, Inc.	4,482,292

TOTAL COMMON STOCKS
(Cost $188,459,773)		$292,284,429

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 3.2%
Repurchase Agreement – 3.2%
Joint Repurchase Agreement Account II
$9,500,000	0.042%	05/02/11	$9,500,000
(Cost $9,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $197,959,773)			$301,784,429

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 3.2%
Financial Square Money Market Fund
9,504,425	0.110%	$9,504,425
(Cost $9,504,425)

TOTAL INVESTMENTS – 104.2%
(Cost $207,464,198)		$311,288,854

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%		(12,403,880)

NET ASSETS – 100.0%		$298,884,974

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on April 29, 2011. Additional information appears on page 87.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	78	June 2011	$6,738,420	$124,934

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 1.1%
2,062	Aerovironment, Inc.*	$59,076
4,265	Cubic Corp.	230,651
2,879	DigitalGlobe, Inc.*	83,491
7,718	Hexcel Corp.*	166,169
905	LMI Aerospace, Inc.*	18,145

		557,532

Air Freight & Logistics* – 0.3%
26,224	Pacer International, Inc.	157,082

Airlines* – 0.6%
4,838	Alaska Air Group, Inc.	318,679

Auto Components – 1.3%
3,068	Amerigon, Inc.*	52,309
4,421	Dana Holding Corp.*	80,330
1,988	Dorman Products, Inc.*	77,532
5,956	Standard Motor Products, Inc.	84,873
7,132	Stoneridge, Inc.*	109,120
10,986	Superior Industries International, Inc.	277,616

		681,780

Beverages – 0.9%
5,943	National Beverage Corp.	82,727
4,132	The Boston Beer Co., Inc. Class A*	389,482

		472,209

Biotechnology – 6.1%
1,950	Alkermes, Inc.*	28,119
14,192	ARIAD Pharmaceuticals, Inc.*	121,342
1,751	Aveo Pharmaceuticals, Inc.*	27,246
7,376	Cepheid, Inc.*	238,319
3,302	Codexis, Inc.*	34,638
24,200	Cubist Pharmaceuticals, Inc.*	819,170
13,492	Emergent Biosolutions, Inc.*	313,149
2,815	Enzon Pharmaceuticals, Inc.*	32,316
6,931	Genomic Health, Inc.*	189,216
17,655	Maxygen, Inc.	91,100
40,408	Nabi Biopharmaceuticals*	233,558
1,740	Onyx Pharmaceuticals, Inc.*	65,372
47,855	PDL BioPharma, Inc.	307,229
10,385	Progenics Pharmaceuticals, Inc.*	76,953
20,447	SciClone Pharmaceuticals, Inc.*	90,171
26,448	Seattle Genetics, Inc.*	439,301

		3,107,199

Building Products – 0.3%
4,811	Simpson Manufacturing Co., Inc.	134,323

Capital Markets – 0.6%
2,470	Federated Investors, Inc. Class B(a)	63,677
2,947	GAMCO Investors, Inc. Class A	151,623
5,100	Pzena Investment Management, Inc. Class A	37,128
1,481	Safeguard Scientifics, Inc.*	28,953

		281,381

Chemicals – 3.4%
4,033	Ferro Corp.*	60,495
1,266	Georgia Gulf Corp.*	49,855
1,688	Koppers Holdings, Inc.	77,192
15,562	Kraton Performance Polymers, Inc.*	718,342
983	LSB Industries, Inc.*	39,664
6,299	PolyOne Corp.*	91,210
17,025	Senomyx, Inc.*	103,512
7,380	Spartech Corp.*	52,693
4,425	Stepan Co.	318,467
4,634	STR Holdings, Inc.*(a)	76,322
4,104	TPC Group, Inc.*	161,862

		1,749,614

Commercial Banks* – 0.1%
653	Signature Bank	38,011

Commercial Services & Supplies – 1.7%
3,219	Clean Harbors, Inc.*	317,071
14,571	HNI Corp.	400,994
2,279	Kimball International, Inc. Class B	17,047
2,234	Steelcase, Inc. Class A	25,803
1,243	United Stationers, Inc.	89,571

		850,486

Communications Equipment – 3.7%
3,871	Acme Packet, Inc.*	319,783
6,529	Arris Group, Inc.*	78,348
7,012	Aruba Networks, Inc.*	251,941
1,333	Blue Coat Systems, Inc.*	38,390
1,553	DG Fastchannel, Inc.*	56,824
974	EMS Technologies, Inc.*	24,603
12,222	Extreme Networks, Inc.*	38,255
2,860	Finisar Corp.*	80,338
13,089	Infinera Corp.*	102,356
1,407	Ixia*	22,990
14,358	Plantronics, Inc.	532,251
6,134	Riverbed Technology, Inc.*	215,549
2,233	SeaChange International, Inc.*	23,916
10,317	ShoreTel, Inc.*	107,813

		1,893,357

Computers & Peripherals* – 1.3%
6,333	Hypercom Corp.	75,806
2,669	Imation Corp.	27,411
65,560	Quantum Corp.	208,481
3,604	Super Micro Computer, Inc.	61,484
6,189	Synaptics, Inc.(a)	175,891
12,177	Xyratex Ltd.	124,327

		673,400

Consumer Finance – 1.4%
28,663	Advance America Cash Advance Centers, Inc.	168,538
2,284	Cash America International, Inc.	108,376
5,553	First Cash Financial Services, Inc.*	217,900

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – (continued)

558	Green Dot Corp. Class A*	$24,083
2,568	World Acceptance Corp.*	174,496

		693,393

Distributors* – 0.3%
6,567	Audiovox Corp. Class A	48,464
3,854	Core-Mark Holding Co., Inc.	129,148

		177,612

Diversified Consumer Services* – 1.1%
1,722	Capella Education Co.	85,411
2,920	Coinstar, Inc.	157,622
4,522	Pre-Paid Legal Services, Inc.(a)	298,226

		541,259

Diversified Financial Services – 0.2%
1,508	Compass Diversified Holdings	25,274
3,658	Life Partners Holdings, Inc.(a)	25,642
13,681	Primus Guaranty Ltd.*(a)	67,174

		118,090

Diversified Telecommunication Services* – 0.3%
12,567	Cbeyond, Inc.	160,355

Electrical Equipment – 2.4%
1,877	Belden, Inc.	71,382
4,945	Coleman Cable, Inc.*	49,549
1,856	Franklin Electric Co., Inc.	83,724
2,912	Generac Holdings, Inc.*	60,628
602	General Cable Corp.*	29,197
3,896	II-VI, Inc.*	225,383
2,657	Polypore International, Inc.*	164,123
10,297	Vicor Corp.	172,063
9,739	Woodward Governor Co.	360,830

		1,216,879

Electronic Equipment, Instruments & Components – 2.7%
10,334	Benchmark Electronics, Inc.*	174,645
18,843	Brightpoint, Inc.*	190,691
1,690	Cognex Corp.	52,863
1,165	Coherent, Inc.*	72,824
1,849	Electro Scientific Industries, Inc.*	30,416
7,365	Insight Enterprises, Inc.*	126,383
858	IPG Photonics Corp.*	59,597
14,232	Methode Electronics, Inc.	175,908
1,827	National Instruments Corp.	55,431
6,979	RadiSys Corp.*	61,485
18,677	Vishay Intertechnology, Inc.*	356,357
1,780	Vishay Precision Group, Inc.*	29,370

		1,385,970

Energy Equipment & Services* – 1.2%
2,713	Complete Production Services, Inc.	92,079
6,726	Dril-Quip, Inc.	514,943

		607,022

Food & Staples Retailing – 0.2%
2,354	PriceSmart, Inc.	98,021

Food Products – 1.7%
3,622	Dole Food Co., Inc.*(a)	50,020
13,724	Lancaster Colony Corp.	838,673

		888,693

Health Care Equipment & Supplies – 5.9%
21,057	Align Technology, Inc.*	508,316
2,479	Analogic Corp.	142,964
3,028	ICU Medical, Inc.*	136,593
13,783	Invacare Corp.	453,461
21,833	Masimo Corp.	759,570
4,962	Medical Action Industries, Inc.*	43,169
5,334	Meridian Bioscience, Inc.	131,803
6,726	Sirona Dental Systems, Inc.*	383,853
8,335	STERIS Corp.	300,393
7,469	Vascular Solutions, Inc.*	95,454
823	West Pharmaceutical Services, Inc.	38,879

		2,994,455

Health Care Providers & Services – 4.4%
3,989	AMERIGROUP Corp.*	272,449
5,300	AMN Healthcare Services, Inc.*	45,739
4,106	CardioNet, Inc.*	18,723
2,720	CorVel Corp.*	140,896
2,927	Coventry Health Care, Inc.*	94,454
3,615	Five Star Quality Care, Inc.*	30,294
9,394	Health Net, Inc.*	312,820
8,135	Kindred Healthcare, Inc.*	205,165
2,179	Magellan Health Services, Inc.*	113,352
9,861	Molina Healthcare, Inc.*	424,023
12,710	PharMerica Corp.*	167,264
7,996	Skilled Healthcare Group, Inc. Class A*	96,911
5,108	Sunrise Senior Living, Inc.*	53,021
7,794	Universal American Financial Corp.	180,041
1,931	WellCare Health Plans, Inc.*	84,597

		2,239,749

Health Care Technology* – 0.5%
6,204	MedAssets, Inc.	99,388
1,905	SXC Health Solutions Corp.	105,080
1,725	Vital Images, Inc.	32,154

		236,622

Hotels, Restaurants & Leisure – 3.0%
522	Biglari Holdings, Inc.*	228,239
245	Chipotle Mexican Grill, Inc.*	65,363
24,007	Domino’s Pizza, Inc.*	445,810
2,845	McCormick & Schmick’s Seafood Restaurants, Inc.*	25,975
5,297	O’Charley’s, Inc.*	34,642
2,748	P.F. Chang’s China Bistro, Inc.	110,195
11,330	Papa John’s International, Inc.*	340,580
1,835	Peet’s Coffee & Tea, Inc.*	85,291
10,084	Texas Roadhouse, Inc.	164,067

		1,500,162

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Household Durables – 1.0%
2,635	Blyth, Inc.	$124,214
2,079	Harman International Industries, Inc.	100,894
7,978	iRobot Corp.*	282,580

		507,688

Household Products* – 0.1%
3,827	Central Garden & Pet Co. Class A	38,347

Insurance – 0.3%
10,016	CNO Financial Group, Inc.*	80,729
930	Global Indemnity PLC*	23,752
1,679	OneBeacon Insurance Group Ltd. Class A	23,590
2,641	Symetra Financial Corp.	36,657

		164,728

Internet & Catalog Retail – 0.0%
1,454	Nutrisystem, Inc.	21,868

Internet Software & Services – 2.6%
1,010	AOL, Inc.*	20,584
3,626	Liquidity Services, Inc.*	70,525
7,716	LivePerson, Inc.*	103,086
7,699	LogMeIn, Inc.*	331,596
14,917	Marchex, Inc. Class B	105,314
3,658	ModusLink Global Solutions, Inc.	19,168
4,594	Rackspace Hosting, Inc.*	212,197
43,842	RealNetworks, Inc.*	162,215
4,145	Saba Software, Inc.*	42,072
14,053	ValueClick, Inc.*	235,388

		1,302,145

IT Services* – 3.2%
5,904	CSG Systems International, Inc.	125,401
40,706	Lionbridge Technologies, Inc.	137,179
1,465	ManTech International Corp. Class A	64,299
1,427	SRA International, Inc. Class A	44,223
13,400	TeleTech Holdings, Inc.	266,258
17,575	VeriFone Systems, Inc.	963,461

		1,600,821

Leisure Equipment & Products – 1.4%
6,878	Polaris Industries, Inc.	725,148

Life Sciences Tools & Services* – 0.9%
36,801	Affymetrix, Inc.	198,726
1,820	Dionex Corp.	215,397
6,109	eResearchTechnology, Inc.	38,853

		452,976

Machinery – 4.5%
1,428	Actuant Corp. Class A	39,641
1,451	Alamo Group, Inc.	41,513
3,687	Altra Holdings, Inc.*	93,613
3,325	Astec Industries, Inc.*	128,944
10,768	Briggs & Stratton Corp.	254,017
2,213	Commercial Vehicle Group, Inc.*	38,196
1,593	Kaydon Corp.	61,649
12,473	Lydall, Inc.*	121,612
3,811	Met-Pro Corp.	45,313
5,628	Mueller Industries, Inc.	220,167
8,612	Mueller Water Products, Inc. Class A	37,893
2,229	NACCO Industries, Inc. Class A	234,558
8,057	Sauer-Danfoss, Inc.*	475,444
2,206	Tecumseh Products Co. Class A*	22,589
4,264	Tennant Co.	174,909
326	The Toro Co.	22,139
6,021	TriMas Corp.*	139,747
3,279	Twin Disc, Inc.	111,716

		2,263,660

Media – 0.5%
4,125	Arbitron, Inc.	159,555
1,468	Clear Channel Outdoor Holdings, Inc. Class A*	20,200
13,571	Journal Communications, Inc. Class A*	73,962

		253,717

Metals & Mining – 1.3%
50,500	Golden Star Resources Ltd.*	164,125
3,541	Hecla Mining Co.*	33,321
21,392	Noranda Aluminum Holding Corp.*	363,450
4,911	Titanium Metals Corp.*	98,367
170	Walter Energy, Inc.	23,498

		682,761

Multiline Retail* – 0.1%
3,154	Retail Ventures, Inc.	64,752

Oil, Gas & Consumable Fuels – 5.3%
419	Contango Oil & Gas Co.*	25,945
3,579	Energy Partners Ltd.*	65,174
4,208	Frontier Oil Corp.	117,572
4,077	Oasis Petroleum, Inc.*	125,286
5,903	PetroQuest Energy, Inc.*	51,710
1,717	Rosetta Resources, Inc.*	78,862
3,780	Stone Energy Corp.*	133,661
18,928	Tesoro Corp.*	513,327
35,503	W&T Offshore, Inc.	951,835
14,526	Warren Resources, Inc.*	65,803
34,164	Western Refining, Inc.*(a)	579,421

		2,708,596

Paper & Forest Products* – 0.9%
5,968	Clearwater Paper Corp.	468,369

Personal Products* – 0.2%
2,665	USANA Health Sciences, Inc.	99,404

Pharmaceuticals* – 1.5%
16,993	Akorn, Inc.	112,494
6,402	Obagi Medical Products, Inc.	82,138
11,836	Questcor Pharmaceuticals, Inc.	242,638
6,232	The Medicines Co.	97,842
11,408	ViroPharma, Inc.	220,060

		755,172

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Professional Services – 1.6%
6,984	CDI Corp.	$103,503
5,801	Insperity, Inc.	175,712
21,322	Kelly Services, Inc. Class A*	407,464
3,660	Kforce, Inc.*	57,279
2,879	Mistras Group, Inc.*	52,743
3,943	SFN Group, Inc.*	41,520

		838,221

Real Estate Investment Trusts – 1.1%
3,316	LTC Properties, Inc.	97,557
5,376	National Health Investors, Inc.	261,435
3,555	Potlatch Corp.	137,543
643	Rayonier, Inc.	42,669

		539,204

Real Estate Management & Development – 0.1%
336	Jones Lang LaSalle, Inc.	34,400

Road & Rail – 1.0%
10,366	Celadon Group, Inc.*	153,106
792	Dollar Thrifty Automotive Group, Inc.*	54,593
5,130	Heartland Express, Inc.	88,492
2,336	Roadrunner Transportation Systems, Inc.*	32,914
3,455	Universal Truckload Services, Inc.*	54,727
3,901	Werner Enterprises, Inc.	102,089

		485,921

Semiconductors & Semiconductor Equipment – 4.7%
12,855	Advanced Analogic Technologies, Inc.*	54,762
16,723	Applied Micro Circuits Corp.*	175,257
18,480	Integrated Device Technology, Inc.*	150,335
2,794	Kulicke and Soffa Industries, Inc.*	25,314
94,321	Lattice Semiconductor Corp.*	640,440
15,491	LTX-Credence Corp.*	134,307
26,786	Micrel, Inc.	343,129
21,540	PLX Technology, Inc.*	73,882
51,586	RF Micro Devices, Inc.*	343,563
4,809	Standard Microsystems Corp.*	130,564
7,761	Tessera Technologies, Inc.*	153,357
1,471	Veeco Instruments, Inc.*(a)	75,212
6,350	Zoran Corp.*	66,484

		2,366,606

Software – 9.0%
11,231	Accelrys, Inc.*	85,019
4,699	Actuate Corp.*	27,395
13,848	Advent Software, Inc.*(b)	377,081
13,613	Blackbaud, Inc.	376,536
4,013	Bottomline Technologies, Inc.*	111,481
11,842	CommVault Systems, Inc.*	466,456
2,563	Deltek, Inc.*	19,222
1,066	ePlus, Inc.*	29,475
7,054	Kenexa Corp.*	207,529
25,956	Magma Design Automation, Inc.*	165,080
9,466	Manhattan Associates, Inc.*	342,196
11,050	Mentor Graphics Corp.*	162,987
4,685	MicroStrategy, Inc. Class A*	661,990
2,562	OPNET Technologies, Inc.	100,328
3,926	PROS Holdings, Inc.*	61,560
3,186	QAD, Inc. Class A*	34,791
15,395	Quest Software, Inc.*	396,575
10,134	Renaissance Learning, Inc.	121,507
3,140	Smith Micro Software, Inc.*	24,241
2,827	Solarwinds, Inc.*	68,498
6,739	Taleo Corp. Class A*	244,424
3,533	TeleNav, Inc.*	47,978
7,597	The Ultimate Software Group, Inc.*	425,432

		4,557,781

Specialty Retail – 5.3%
8,764	Ann, Inc.*	273,525
570	AutoNation, Inc.*	19,329
2,540	Body Central Corp.*	61,417
2,879	Brown Shoe Co., Inc.	36,419
1,052	Cabela’s, Inc.*	26,868
8,868	DSW, Inc. Class A*	421,053
3,734	Genesco, Inc.*	150,779
9,140	Group 1 Automotive, Inc.	393,386
7,480	Lithia Motors, Inc. Class A	136,061
6,695	Rue21, Inc.*	201,653
5,997	Select Comfort Corp.*	95,172
8,574	Sonic Automotive, Inc. Class A	120,893
8,987	Ulta Salon, Cosmetics & Fragrance, Inc.*	478,019
5,288	Zale Corp.*	19,460
8,828	Zumiez, Inc.*(a)	248,155

		2,682,189

Textiles, Apparel & Luxury Goods – 2.8%
1,273	Lululemon Athletica, Inc.*	127,338
6,708	Oxford Industries, Inc.	230,420
2,259	Perry Ellis International, Inc.*	63,658
9,630	The Timberland Co. Class A*	435,180
5,076	Under Armour, Inc. Class A*	347,503
2,232	Vera Bradley, Inc.*	108,564
1,686	Volcom, Inc.	33,265
2,263	Wolverine World Wide, Inc.	89,796

		1,435,724

Trading Companies & Distributors – 1.4%
5,760	Applied Industrial Technologies, Inc.	203,097
7,103	Watsco, Inc.	503,532

		706,629

Wireless Telecommunication Services – 0.7%
22,332	USA Mobility, Inc.	345,029

TOTAL COMMON STOCKS
(Cost $34,639,328)		$49,875,191

Exchange Traded Fund(a) – 0.1%
400	iShares Russell 2000 Growth Index Fund
(Cost $32,842)		$39,508

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 1.8%
Repurchase Agreement – 1.8%
Joint Repurchase Agreement Account II
$900,000	0.042%	05/02/11	$900,000
(Cost $900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $35,572,170)			$50,814,699

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 2.2%
Financial Square Money Market Fund
1,125,400	0.110%	$1,125,400
(Cost $1,125,400)

TOTAL INVESTMENTS – 102.3%
(Cost $36,697,570)		$51,940,099

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%		(1,166,972)

NET ASSETS – 100.0%		$50,773,127

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on April 29, 2011. Additional information appears on page 87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	10	June 2011	$863,900	$51,695

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 1.7%
753	Alliant Techsystems, Inc.	$53,199
21,853	Ceradyne, Inc.*	1,024,032
3,950	Cubic Corp.	213,616
4,175	Curtiss-Wright Corp.	138,819
2,669	Ducommun, Inc.	60,720
34,165	Hexcel Corp.*	735,572
11,550	LMI Aerospace, Inc.*	231,577
3,646	Teledyne Technologies, Inc.*	184,087

		2,641,622

Airlines – 1.5%
20,387	Alaska Air Group, Inc.*	1,342,892
5,330	Allegiant Travel Co.	239,157
50,339	SkyWest, Inc.	832,103

		2,414,152

Auto Components – 0.8%
18,088	Modine Manufacturing Co.*	322,147
22,870	Spartan Motors, Inc.	154,601
28,666	Superior Industries International, Inc.	724,390

		1,201,138

Beverages – 0.3%
14,754	National Beverage Corp.	205,376
2,361	The Boston Beer Co., Inc. Class A*	222,548

		427,924

Biotechnology* – 0.8%
5,689	Alexion Pharmaceuticals, Inc.	551,207
18,073	Emergent Biosolutions, Inc.	419,474
10,307	Enzon Pharmaceuticals, Inc.	118,325
33,046	Nabi Biopharmaceuticals	191,006

		1,280,012

Building Products – 0.6%
7,390	American Woodmark Corp.	150,091
4,493	Quanex Building Products Corp.	94,173
5,484	Simpson Manufacturing Co., Inc.	153,113
17,307	Universal Forest Products, Inc.	558,843

		956,220

Capital Markets – 3.3%
13,094	American Capital Ltd.*	134,475
4,083	Arlington Asset Investment Corp. Class A	124,532
50,487	BlackRock Kelso Capital Corp.	531,123
6,710	Calamos Asset Management, Inc. Class A	109,172
1,932	Capital Southwest Corp.(a)	185,936
14,483	GAMCO Investors, Inc. Class A	745,150
25,395	Gladstone Capital Corp.	288,487
9,373	Golub Capital BDC, Inc.	150,343
66,063	Hercules Technology Growth Capital, Inc.	710,177
10,303	INTL FCStone, Inc.*	272,823
13,175	MVC Capital, Inc.	182,210
81,617	NGP Capital Resources Co.	770,465
18,325	Safeguard Scientifics, Inc.*	358,254
2,218	Solar Capital Ltd.	56,293
44,217	TICC Capital Corp.	501,421

		5,120,861

Chemicals – 3.2%
33,731	A. Schulman, Inc.	854,069
5,556	Georgia Gulf Corp.*	218,795
6,180	Innophos Holdings, Inc.	286,381
29,747	Kraton Performance Polymers, Inc.*	1,373,122
1,219	Minerals Technologies, Inc.	82,892
25,028	OM Group, Inc.*	907,015
48,977	PolyOne Corp.	709,187
29,178	Spartech Corp.*	208,331
2,843	Stepan Co.	204,611
1,701	TPC Group, Inc.*	67,087

		4,911,490

Commercial Banks – 9.5%
10,558	1st Source Corp.	224,041
33,259	Banco Latinoamericano de Comercio Exterior SA Class E	577,376
139,861	CVB Financial Corp.(b)	1,362,246
9,595	Danvers Bancorp, Inc.	216,367
19,102	F.N.B. Corp.	209,167
28,175	First Bancorp	393,323
31,009	First Financial Bancorp	511,028
44,542	First Interstate BancSystem, Inc.	609,335
28,376	FirstMerit Corp.	495,729
11,590	Fulton Financial Corp.	135,371
39,696	Glacier Bancorp, Inc.	596,631
17,468	Great Southern Bancorp, Inc.	361,588
2,293	Home Bancshares, Inc.	54,963
122,727	International Bancshares Corp.	2,162,450
107,020	Investors Bancorp, Inc.*	1,609,581
6,175	Lakeland Financial Corp.	135,294
4,164	Park National Corp.	287,649
55,825	Popular, Inc.*	175,849
6,646	Prosperity Bancshares, Inc.	304,719
33,225	Renasant Corp.(b)	557,515
27,147	Southwest Bancorp, Inc.*	384,944
24,531	Susquehanna Bancshares, Inc.	226,176
18,195	SVB Financial Group*	1,099,706
48,955	Texas Capital Bancshares, Inc.*	1,263,039
3,912	TriCo Bancshares	63,805
3,076	Trustmark Corp.	71,486
10,931	United Bankshares, Inc.(b)	285,955
84,003	Wilshire Bancorp, Inc.*(b)	336,012

		14,711,345

Commercial Services & Supplies – 0.5%
795	Clean Harbors, Inc.*	78,308
1,614	Copart, Inc.*	73,227
43,463	Kimball International, Inc. Class B	325,103
4,440	United Stationers, Inc.	319,946

		796,584

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment – 0.7%
4,566	EchoStar Corp. Class A*	$169,307
95,179	Extreme Networks, Inc.*	297,910
5,978	Plantronics, Inc.	221,605
65,958	Symmetricom, Inc.*	402,344

		1,091,166

Computers & Peripherals* – 1.3%
46,971	Electronics for Imaging, Inc.	843,599
67,110	Imation Corp.	689,220
147,927	Quantum Corp.	470,408

		2,003,227

Consumer Finance – 2.0%
125,812	Advance America Cash Advance Centers, Inc.	739,775
18,012	Cash America International, Inc.	854,669
5,898	First Cash Financial Services, Inc.*	231,438
18,352	World Acceptance Corp.*	1,247,018

		3,072,900

Containers & Packaging – 0.2%
30,595	Boise, Inc.	300,443

Distributors* – 0.1%
2,678	Core-Mark Holding Co., Inc.	89,740

Diversified Financial Services – 1.2%
73,816	Compass Diversified Holdings	1,237,156
11,998	Life Partners Holdings, Inc.(b)	84,106
9,048	PHH Corp.*	194,170
85,559	Primus Guaranty Ltd.*(b)	420,095

		1,935,527

Diversified Telecommunication Services – 0.4%
19,258	IDT Corp. Class B	558,289

Electric Utilities – 2.4%
6,367	Pepco Holdings, Inc.	122,692
104,587	PNM Resources, Inc.	1,603,318
70,732	Portland General Electric Co.	1,765,471
4,057	UIL Holdings Corp.	129,094
1,702	Unisource Energy Corp.	63,195

		3,683,770

Electrical Equipment – 0.7%
9,209	Encore Wire Corp.	257,023
2,846	Generac Holdings, Inc.*	59,254
1,309	II-VI, Inc.*	75,726
69,049	LSI Industries, Inc.	572,416
11,900	Vicor Corp.	198,849

		1,163,268

Electronic Equipment, Instruments & Components – 1.7%
35,155	Agilysys, Inc.*	183,509
13,025	Benchmark Electronics, Inc.*	220,122
16,540	CTS Corp.	181,775
36,047	Insight Enterprises, Inc.*	618,567
47,990	Methode Electronics, Inc.	593,156
8,012	Newport Corp.*	150,065
16,737	RadiSys Corp.*	147,453
27,885	Vishay Intertechnology, Inc.*	532,046

		2,626,693

Energy Equipment & Services* – 1.9%
71,816	Complete Production Services, Inc.	2,437,435
5,412	Dawson Geophysical Co.	241,375
14,313	Newpark Resources, Inc.	129,246
14,910	Union Drilling, Inc.	202,180

		3,010,236

Food & Staples Retailing – 0.2%
7,139	Ingles Markets, Inc. Class A	135,712
9,301	Susser Holdings Corp.*	128,261

		263,973

Food Products – 1.6%
80,513	Dole Food Co., Inc.*(b)	1,111,884
17,937	Fresh Del Monte Produce, Inc.	486,272
21,754	John B. Sanfilippo & Son, Inc.*	239,294
9,472	Lancaster Colony Corp.	578,834

		2,416,284

Gas Utilities – 2.0%
2,746	Energen Corp.	178,518
2,496	ONEOK, Inc.	174,570
68,365	Southwest Gas Corp.	2,718,876

		3,071,964

Health Care Equipment & Supplies – 0.3%
3,925	Align Technology, Inc.*	94,750
10,376	Invacare Corp.	341,370
12,852	Medical Action Industries, Inc.*	111,812

		547,932

Health Care Providers & Services – 4.2%
10,625	AMERIGROUP Corp.*	725,687
8,856	Assisted Living Concepts, Inc. Class A*	319,347
2,375	Health Net, Inc.*	79,088
47,639	Kindred Healthcare, Inc.*	1,201,456
24,981	Magellan Health Services, Inc.*	1,299,512
27,902	Molina Healthcare, Inc.*	1,199,786
28,460	Skilled Healthcare Group, Inc. Class A*	344,935
43,163	Universal American Financial Corp.	997,065
8,239	WellCare Health Plans, Inc.*	360,951

		6,527,827

Hotels, Restaurants & Leisure* – 1.9%
2,778	Biglari Holdings, Inc.	1,214,653
50,222	Domino’s Pizza, Inc.	932,622
60,496	O’Charley’s, Inc.	395,644
16,395	Papa John’s International, Inc.	492,834

		3,035,753

Household Durables – 0.9%
14,989	Blyth, Inc.	706,582
6,605	CSS Industries, Inc.	127,344
4,374	Harman International Industries, Inc.	212,270

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Household Durables – (continued)

15,754	Hooker Furniture Corp.	$195,980
2,994	Mohawk Industries, Inc.*	179,760

		1,421,936

Household Products* – 0.4%
61,857	Central Garden & Pet Co. Class A	619,807

Independent Power Producers & Energy Traders* – 0.1%
14,244	Dynegy, Inc.	90,307

Industrial Conglomerates – 0.3%
125	Seaboard Corp.	298,375
4,608	Tredegar Corp.	100,823

		399,198

Insurance – 4.1%
2,691	Allied World Assurance Co. Holdings Ltd.	174,834
34,961	American Equity Investment Life Holding Co.	449,599
18,137	Aspen Insurance Holdings Ltd.	518,174
33,394	CNA Surety Corp.*	884,607
20,969	CNO Financial Group, Inc.*	169,010
137,179	Flagstone Reinsurance Holdings SA	1,153,675
15,488	Global Indemnity PLC*	395,564
5,252	Kansas City Life Insurance Co.	168,222
70,094	Maiden Holdings Ltd.	522,200
56,233	Montpelier Re Holdings Ltd.	1,017,255
2,980	Platinum Underwriters Holdings Ltd.	112,674
8,928	Presidential Life Corp.	99,458
1,780	StanCorp Financial Group, Inc.	76,718
14,769	Symetra Financial Corp.	204,994
8,249	United Fire & Casualty Co.	163,330
6,658	W.R. Berkley Corp.	217,117

		6,327,431

Internet & Catalog Retail – 0.1%
24,857	Gaiam, Inc.	147,899

Internet Software & Services – 0.6%
72,386	Marchex, Inc. Class B	511,045
131,172	RealNetworks, Inc.*	485,337

		996,382

IT Services* – 1.5%
133,641	Ciber, Inc.	764,426
7,874	CSG Systems International, Inc.	167,244
66,490	Lionbridge Technologies, Inc.	224,071
4,967	ManTech International Corp. Class A	218,002
18,267	VeriFone Systems, Inc.	1,001,397

		2,375,140

Leisure Equipment & Products – 0.2%
30,199	Callaway Golf Co.	213,809
1,448	Polaris Industries, Inc.	152,663

		366,472

Life Sciences Tools & Services* – 0.4%
99,481	Affymetrix, Inc.	537,197
23,292	Albany Molecular Research, Inc. Class A	113,898

		651,095

Machinery – 4.4%
23,411	Albany International Corp.	592,532
5,747	American Railcar Industries, Inc.*	162,813
9,361	Astec Industries, Inc.*	363,020
28,384	Briggs & Stratton Corp.	669,579
18,363	EnPro Industries, Inc.*	735,989
20,596	Kadant, Inc.*	635,387
32,415	Miller Industries, Inc.	512,805
43,436	Mueller Industries, Inc.	1,699,216
9,732	NACCO Industries, Inc. Class A	1,024,098
3,642	Sauer-Danfoss, Inc.*	214,914
22,287	Tecumseh Products Co. Class A*	228,219

		6,838,572

Media* – 0.6%
9,071	Ascent Media Corp. Class A	435,680
82,292	Journal Communications, Inc.	448,492

		884,172

Metals & Mining – 1.7%
6,655	Haynes International, Inc.	359,636
65,280	Hecla Mining Co.*	614,285
12,724	Kaiser Aluminum Corp.	637,600
16,920	Materion Corp.*	706,579
12,548	Noranda Aluminum Holding Corp.*	213,190
3,983	Olympic Steel, Inc.	116,981
3,546	Titanium Metals Corp.*	71,026

		2,719,297

Multi-Utilities – 0.6%
26,083	Black Hills Corp.	906,384

Multiline Retail – 0.6%
64,292	Fred’s, Inc. Class A	897,516

Oil, Gas & Consumable Fuels – 6.7%
5,112	Bill Barrett Corp.*	213,324
20,331	Delek US Holdings, Inc.	273,045
4,476	Energy Partners Ltd.*	81,508
19,551	Frontier Oil Corp.	546,255
1,756	Oasis Petroleum, Inc.*	53,962
46,819	PetroQuest Energy, Inc.*	410,134
3,328	REX American Resources Corp.*	57,508
7,367	Stone Energy Corp.*	260,497
93,445	Tesoro Corp.*(a)	2,534,228
68,947	USEC, Inc.*	315,777
93,791	W&T Offshore, Inc.	2,514,537
184,438	Western Refining, Inc.*(b)	3,128,069

		10,388,844

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Paper & Forest Products – 1.6%
21,318	Clearwater Paper Corp.*	$1,673,037
1,894	Domtar Corp.	176,180
35,575	KapStone Paper and Packaging Corp.*	618,293

		2,467,510

Personal Products – 0.6%
9,264	Alberto-Culver Co.	345,918
51,422	Prestige Brands Holdings, Inc.*	593,924

		939,842

Pharmaceuticals* – 0.6%
15,760	The Medicines Co.	247,432
37,355	ViroPharma, Inc.	720,578

		968,010

Professional Services – 1.1%
30,594	CDI Corp.	453,403
61,355	Kelly Services, Inc. Class A*	1,172,494
8,316	SFN Group, Inc.*	87,568

		1,713,465

Real Estate Investment Trusts – 13.3%
7,962	Acadia Realty Trust	166,008
19,980	Agree Realty Corp.	467,332
63,850	American Campus Communities, Inc.	2,244,327
46,875	Ashford Hospitality Trust	584,531
6,657	Chatham Lodging Trust	107,511
15,705	Chesapeake Lodging Trust	282,376
2,379	EastGroup Properties, Inc.	109,577
28,963	Equity Lifestyle Properties, Inc.	1,732,567
7,515	Excel Trust, Inc.	89,428
56,245	Extra Space Storage, Inc.	1,217,704
2,092	Federal Realty Investment Trust	183,175
87,707	Franklin Street Properties Corp.	1,240,177
7,080	Health Care REIT, Inc.	380,692
48,812	Healthcare Realty Trust, Inc.	1,114,866
2,324	Highwoods Properties, Inc.	85,756
38,707	LTC Properties, Inc.	1,138,760
158,406	MPG Office Trust, Inc.*	527,492
23,310	National Health Investors, Inc.	1,133,565
32,815	National Retail Properties, Inc.(b)	864,347
13,405	Nationwide Health Properties, Inc.	587,139
67,822	OMEGA Healthcare Investors, Inc.(b)	1,557,193
3,737	One Liberty Properties, Inc.	57,961
50,068	Potlatch Corp.	1,937,131
20,168	Rayonier, Inc.	1,338,348
3,933	Senior Housing Properties Trust	93,291
29,891	Starwood Property Trust, Inc.	681,216
12,083	Universal Health Realty Income Trust	520,898
8,748	Urstadt Biddle Properties Class A	172,161

		20,615,529

Road & Rail – 0.9%
2,809	Heartland Express, Inc.	48,455
13,865	Universal Truckload Services, Inc.*	219,622
41,262	Werner Enterprises, Inc.	1,079,826

		1,347,903

Semiconductors & Semiconductor Equipment* – 2.1%
28,303	DSP Group, Inc.	228,688
247,220	Lattice Semiconductor Corp.	1,678,624
6,695	LTX-Credence Corp.	58,046
25,636	Photronics, Inc.	223,802
95,647	Silicon Image, Inc.	795,783
3,194	Standard Microsystems Corp.	86,717
3,211	Tessera Technologies, Inc.	63,449
15,737	Zoran Corp.	164,767

		3,299,876

Software* – 1.6%
48,238	Accelrys, Inc.	365,162
6,593	Epicor Software Corp.	82,412
43,661	Magma Design Automation, Inc.	277,684
27,073	Mentor Graphics Corp.	399,327
6,869	MicroStrategy, Inc. Class A	970,590
10,084	QAD, Inc. Class A	110,117
12,129	Quest Software, Inc.	312,443

		2,517,735

Specialty Retail – 3.9%
4,311	Ann, Inc.*	134,546
3,912	Asbury Automotive Group, Inc.*	67,678
34,377	Brown Shoe Co., Inc.	434,869
19,148	Build-A-Bear Workshop, Inc.*	117,377
15,856	Cabela’s, Inc.*	404,962
6,079	Genesco, Inc.*	245,470
36,272	Group 1 Automotive, Inc.	1,561,147
38,651	Lithia Motors, Inc. Class A	703,062
22,506	Pacific Sunwear of California, Inc.*	71,794
12,614	Shoe Carnival, Inc.*	369,212
31,957	Sonic Automotive, Inc. Class A	450,594
72,703	Stage Stores, Inc.	1,400,260
2,074	Zumiez, Inc.*	58,300

		6,019,271

Textiles, Apparel & Luxury Goods – 1.0%
5,317	Columbia Sportswear Co.(b)	361,503
27,252	Kenneth Cole Productions, Inc. Class A*	367,084
11,299	Movado Group, Inc.	188,580
22,681	Perry Ellis International, Inc.*	639,151

		1,556,318

Thrifts & Mortgage Finance – 1.2%
51,474	Astoria Financial Corp.	744,829
57,379	Brookline Bancorp, Inc.	529,034
41,691	Northwest Bancshares, Inc.	524,890
5,892	Provident Financial Services, Inc.	85,552

		1,884,305

Tobacco – 0.3%
66,113	Alliance One International, Inc.*	263,791
3,062	Universal Corp.	132,829

		396,620

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – 0.8%
9,894	H&E Equipment Services, Inc.*	$196,891
14,852	United Rentals, Inc.*	436,946
9,623	Watsco, Inc.	682,174

		1,316,011

Wireless Telecommunication Services – 0.5%
50,890	USA Mobility, Inc.	786,250

TOTAL COMMON STOCKS
(Cost $106,728,296)		$151,719,437

Investment Company – 0.1%
Capital Markets – 0.1%
10,178	THL Credit, Inc.
(Cost $133,315)		$145,749

Expiration
Units	Description	Month	Value

Warrant* – 0.0%
Media – 0.0%
635	Granite Broadcasting Corp.	06/12	$—
(Cost $12,055)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.3%
Repurchase Agreement – 2.3%
Joint Repurchase Agreement Account II
$3,600,000	0.042%	05/02/11	$3,600,000
(Cost $3,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $110,473,666)			$155,465,186

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 4.5%
Financial Square Money Market Fund
6,962,263	0.110%	$6,962,263
(Cost $6,962,263)

TOTAL INVESTMENTS – 104.6%
(Cost $117,435,929)		$162,427,449

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.6)%		(7,130,955)

NET ASSETS – 100.0%		$155,296,494

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on April 29, 2011. Additional information appears on page 87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(e)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	38	June 2011	$3,282,820	$196,266

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Aerospace & Defense – 1.9%
61,856	Honeywell International, Inc.	$3,787,443
76,175	Northrop Grumman Corp.	4,845,492
6,463	Rockwell Collins, Inc.	407,815
5,110	United Technologies Corp.	457,754

		9,498,504

Air Freight & Logistics – 1.7%
5,859	FedEx Corp.	560,530
106,879	United Parcel Service, Inc. Class B	8,012,719

		8,573,249

Auto Components – 0.9%
14,447	Autoliv, Inc.	1,157,638
14,714	Johnson Controls, Inc.	603,274
45,429	TRW Automotive Holdings Corp.*	2,592,179

		4,353,091

Beverages – 0.3%
6,758	Dr. Pepper Snapple Group, Inc.	264,914
10,187	Hansen Natural Corp.*	673,870
8,220	Molson Coors Brewing Co. Class B	400,725
5,262	The Coca-Cola Co.	354,974

		1,694,483

Biotechnology* – 2.6%
1,527	Alexion Pharmaceuticals, Inc.	147,951
106,149	Amgen, Inc.	6,034,571
22,118	Biogen Idec, Inc.	2,153,187
23,366	Celgene Corp.	1,375,790
3,683	Cephalon, Inc.	282,854
74,269	Gilead Sciences, Inc.	2,884,608

		12,878,961

Capital Markets – 1.9%
126,706	Bank of New York Mellon Corp.	3,669,406
16,878	Franklin Resources, Inc.	2,179,287
64,440	Morgan Stanley & Co.	1,685,106
90,828	SEI Investments Co.	2,028,189

		9,561,988

Chemicals – 1.6%
13,273	Ashland, Inc.	823,988
24,171	Eastman Chemical Co.	2,592,340
78,056	Huntsman Corp.	1,627,467
10,501	The Dow Chemical Co.	430,436
17,494	The Scotts Miracle-Gro Co. Class A	987,886
19,299	The Sherwin-Williams Co.	1,588,115

		8,050,232

Commercial Banks – 2.3%
7,486	PNC Financial Services Group, Inc.	466,677
115,903	U.S. Bancorp	2,992,616
271,855	Wells Fargo & Co.	7,913,699

		11,372,992

Communications Equipment – 1.4%
286,675	Cisco Systems, Inc.	5,034,013
30,652	Motorola Solutions, Inc.*	1,406,314
78,337	Tellabs, Inc.	385,418

		6,825,745

Computers & Peripherals – 3.0%
352,836	Dell, Inc.*	5,472,486
30,073	Hewlett-Packard Co.	1,214,047
8,218	Lexmark International, Inc. Class A*	265,030
105,524	NetApp, Inc.*	5,485,138
58,593	QLogic Corp.*	1,053,502
35,677	Western Digital Corp.*	1,419,945

		14,910,148

Construction & Engineering – 0.0%
2,591	Fluor Corp.	181,215

Consumer Finance – 1.0%
90,352	Capital One Financial Corp.	4,944,965

Diversified Consumer Services* – 0.1%
9,478	Apollo Group, Inc. Class A	379,404

Diversified Financial Services – 2.3%
249,528	Bank of America Corp.	3,064,204
559,949	Citigroup, Inc.*	2,570,166
2,088	CME Group, Inc.	617,568
103,028	JPMorgan Chase & Co.	4,701,167
9,470	Moody’s Corp.	370,656

		11,323,761

Diversified Telecommunication Services – 2.4%
343,990	AT&T, Inc.(a)	10,704,969
34,892	Verizon Communications, Inc.	1,318,220

		12,023,189

Electric Utilities – 1.5%
307,576	Duke Energy Corp.	5,736,293
38,122	Exelon Corp.	1,606,842
4,048	Southern Co.	158,034

		7,501,169

Electrical Equipment – 1.1%
73,431	Emerson Electric Co.	4,461,667
11,261	Rockwell Automation, Inc.	981,171

		5,442,838

Electronic Equipment, Instruments & Components* – 1.2%
103,987	Flextronics International Ltd.	724,790
173,423	Ingram Micro, Inc. Class A	3,248,213
112,517	Vishay Intertechnology, Inc.	2,146,824

		6,119,827

Energy Equipment & Services – 0.5%
3,936	Cameron International Corp.*	207,506
5,757	Core Laboratories NV	552,557
16,401	Exterran Holdings, Inc.*	356,066
7,584	Halliburton Co.	382,840

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)

2,403	National-Oilwell Varco, Inc.	$184,286
9,015	Oil States International, Inc.*	748,335

		2,431,590

Food & Staples Retailing – 1.4%
16,263	Costco Wholesale Corp.	1,316,002
11,336	CVS Caremark Corp.	410,817
6,896	The Kroger Co.	167,642
42,480	Wal-Mart Stores, Inc.	2,335,550
52,621	Walgreen Co.	2,247,969
5,133	Whole Foods Market, Inc.	322,147

		6,800,127

Food Products – 2.1%
168,012	Archer-Daniels-Midland Co.	6,219,804
6,496	H.J. Heinz Co.	332,790
189,705	Tyson Foods, Inc. Class A	3,775,130

		10,327,724

Health Care Equipment & Supplies – 0.9%
250,705	Boston Scientific Corp.*	1,877,781
75,951	CareFusion Corp.*	2,230,681
6,534	DENTSPLY International, Inc.	245,286
2,226	Varian Medical Systems, Inc.*	156,265
3,192	Zimmer Holdings, Inc.*	208,278

		4,718,291

Health Care Providers & Services – 2.0%
69,884	Cardinal Health, Inc.	3,053,232
12,454	Coventry Health Care, Inc.*	401,891
25,867	Humana, Inc.*	1,968,996
29,237	UnitedHealth Group, Inc.	1,439,337
43,964	WellPoint, Inc.	3,375,996

		10,239,452

Hotels, Restaurants & Leisure – 1.6%
58,486	Carnival Corp.	2,226,562
2,829	Chipotle Mexican Grill, Inc.*	754,749
10,689	McDonald’s Corp.	837,056
104,950	Starbucks Corp.	3,798,140
8,925	Yum! Brands, Inc.	478,737

		8,095,244

Household Durables – 0.8%
46,329	Harman International Industries, Inc.	2,248,346
27,491	Mohawk Industries, Inc.*	1,650,560

		3,898,906

Household Products – 2.2%
13,782	Colgate-Palmolive Co.	1,162,512
150,512	The Procter & Gamble Co.	9,768,229

		10,930,741

Industrial Conglomerates – 1.8%
405,978	General Electric Co.	8,302,250
12,041	Tyco International Ltd.	586,878

		8,889,128

Insurance – 3.4%
6,382	Assurant, Inc.	253,365
37,254	Berkshire Hathaway, Inc. Class B*	3,103,258
10,447	Everest Re Group Ltd.	951,931
58,503	Loews Corp.	2,589,343
58,937	MetLife, Inc.	2,757,662
12,860	The Travelers Cos., Inc.	813,781
237,567	Unum Group	6,290,774

		16,760,114

Internet & Catalog Retail* – 1.4%
32,043	Amazon.com, Inc.	6,296,450
3,351	Netflix, Inc.	779,677

		7,076,127

Internet Software & Services – 1.4%
1	AOL, Inc.*	20
8,266	eBay, Inc.*	284,350
10,444	Google, Inc. Class A*	5,682,581
28,850	VeriSign, Inc.	1,066,296

		7,033,247

IT Services – 2.6%
187,840	Accenture PLC Class A	10,731,299
7,304	Amdocs Ltd.*	224,598
36,905	Teradata Corp.*	2,063,728

		13,019,625

Machinery – 2.9%
21,069	AGCO Corp.*	1,213,153
2,264	Bucyrus International, Inc.	207,043
8,032	CNH Global NV*	387,946
19,219	Cummins, Inc.	2,309,739
32,153	Eaton Corp.	1,721,150
3,056	Illinois Tool Works, Inc.	178,501
1,757	Joy Global, Inc.	177,369
58,812	Oshkosh Corp.*	1,861,988
9,936	Parker Hannifin Corp.	937,164
62,975	The Toro Co.	4,276,632
20,319	Timken Co.	1,145,788

		14,416,473

Media – 3.6%
8,210	Cablevision Systems Corp. Class A	289,238
44,610	Comcast Corp. Class A	1,170,566
141,039	Comcast Corp. Special Class A	3,462,507
19,597	DIRECTV Class A*	952,218
198,539	DISH Network Corp. Class A*	4,971,417
76,879	News Corp. Class A	1,369,984
5,409	The Walt Disney Co.	233,128
143,631	Time Warner, Inc.	5,437,870

		17,886,928

Metals & Mining – 1.4%
20,753	Freeport-McMoRan Copper & Gold, Inc.	1,142,038
49,724	Newmont Mining Corp.	2,914,324
30,849	Southern Copper Corp.	1,155,603

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)

17,244	Titanium Metals Corp.*	$345,397
3,994	United States Steel Corp.	190,554
7,692	Walter Energy, Inc.	1,063,188

		6,811,104

Multi-Utilities – 1.2%
6,613	Dominion Resources, Inc.	306,976
45,459	Integrys Energy Group, Inc.	2,380,233
13,402	NiSource, Inc.	260,669
52,271	Sempra Energy	2,880,132

		5,828,010

Oil, Gas & Consumable Fuels – 13.4%
124,446	Chevron Corp.	13,619,370
9,070	Cimarex Energy Co.	1,003,051
189,479	ConocoPhillips	14,955,578
27,909	Devon Energy Corp.	2,539,719
238,750	Exxon Mobil Corp.	21,010,000
11,441	Hess Corp.	983,468
8,240	Marathon Oil Corp.	445,290
13,158	Murphy Oil Corp.	1,019,482
2,917	Newfield Exploration Co.*	206,524
22,802	Sunoco, Inc.	972,733
69,703	Tesoro Corp.*	1,890,345
280,049	Valero Energy Corp.	7,925,387

		66,570,947

Paper & Forest Products – 0.1%
7,069	Domtar Corp.	657,558

Personal Products – 0.1%
7,099	Herbalife Ltd.	637,348

Pharmaceuticals – 6.1%
416,870	Eli Lilly & Co.	15,428,359
29,064	Johnson & Johnson	1,910,086
26,421	Merck & Co., Inc.	949,835
572,336	Pfizer, Inc.	11,996,162

		30,284,442

Professional Services – 0.2%
11,760	Manpower, Inc.	779,100
4,885	Robert Half International, Inc.	148,162

		927,262

Real Estate Investment Trusts – 3.6%
8,504	AvalonBay Communities, Inc.	1,076,691
16,029	Plum Creek Timber Co., Inc.	690,690
2,376	Public Storage	278,729
95,469	Rayonier, Inc.	6,335,323
81,919	Simon Property Group, Inc.	9,383,002

		17,764,435

Road & Rail – 0.2%
7,259	Norfolk Southern Corp.	542,102
3,434	Union Pacific Corp.	355,316

		897,418

Semiconductors & Semiconductor Equipment – 2.5%
429,955	Intel Corp.	9,970,657
3,643	Lam Research Corp.*	175,993
71,332	Marvell Technology Group Ltd.*	1,100,653
33,431	Texas Instruments, Inc.	1,187,803

		12,435,106

Software – 5.4%
749,298	Microsoft Corp.	19,496,734
189,645	Oracle Corp.	6,836,702
3,940	Salesforce.com, Inc.*	546,084

		26,879,520

Specialty Retail – 1.9%
20,660	Advance Auto Parts, Inc.	1,352,404
21,604	AutoNation, Inc.*(b)	732,592
7,556	Dick’s Sporting Goods, Inc.*	309,267
99,226	Limited Brands, Inc.	4,084,142
4,422	O’Reilly Automotive, Inc.*	261,163
35,421	Ross Stores, Inc.	2,610,173

		9,349,741

Textiles, Apparel & Luxury Goods – 0.3%
14,212	Coach, Inc.	850,020
7,608	Fossil, Inc.*	728,694

		1,578,714

Thrifts & Mortgage Finance – 0.1%
26,783	Hudson City Bancorp, Inc.	255,242

Tobacco – 3.7%
159,822	Lorillard, Inc.	17,021,043
20,198	Philip Morris International, Inc.	1,402,549

		18,423,592

Trading Companies & Distributors – 0.2%
4,904	MSC Industrial Direct Co., Inc. Class A	351,077
4,096	W.W. Grainger, Inc.	620,954

		972,031

Wireless Telecommunication Services* – 0.5%
513,562	Sprint Nextel Corp.	2,660,251

TOTAL COMMON STOCKS
(Cost $365,648,210)		$481,092,199

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$13,100,000	0.042%	05/02/11	$13,100,000
(Cost $13,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $378,748,210)			$494,192,199

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.1%
Financial Square Money Market Fund
700,000	0.110%	$700,000
(Cost $700,000)

TOTAL INVESTMENTS – 99.4%
(Cost $379,448,210)		$494,892,199

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		2,852,560

NET ASSETS – 100.0%		$497,744,759

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on April 29, 2011. Additional information appears on page 87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	136	June 2011	$9,245,960	$574,022

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Schedule of Investments
April 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2011, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 2, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Balanced	$10,900,000	$10,900,038	$11,156,741

Structured Large Cap Value	2,600,000	2,600,009	2,661,241

Structured Small Cap Equity	9,500,000	9,500,033	9,723,765

Structured Small Cap Growth	900,000	900,003	921,199

Structured Small Cap Value	3,600,000	3,600,013	3,684,795

Structured U.S. Equity	13,100,000	13,100,046	13,408,560

REPURCHASE AGREEMENTS — At April 30, 2011, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

			Structured	Structured	Structured	Structured	Structured
	Interest		Large Cap	Small Cap	Small Cap	Small Cap	U.S.
Counterparty	Rate	Balanced	Value	Equity	Growth	Value	Equity

Barclays Capital Inc.	0.030%	$2,996,728	$714,816	$2,611,827	$247,436	$989,745	$3,601,573

BNP Paribas Securities Co.	0.030	2,247,546	536,112	1,958,871	185,577	742,309	2,701,179

BNP Paribas Securities Co.	0.050	794,133	189,426	692,134	65,571	262,282	954,417

JPMorgan Securities	0.050	704,231	167,982	613,779	58,148	232,590	846,370

UBS Securities LLC	0.030	988,920	235,889	861,903	81,654	326,616	1,188,519

UBS Securities LLC	0.060	3,168,442	755,775	2,761,486	261,614	1,046,458	3,807,942

TOTAL		$10,900,000	$2,600,000	$9,500,000	$900,000	$3,600,000	$13,100,000

At April 30, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.000 to 6.500%	02/01/21 to 05/01/41

Federal National Mortgage Association	3.000 to 7.000	03/01/12 to 01/01/48

Government National Mortgage Association	5.000	08/15/38

U.S. Treasury Notes	0.625 to 1.375	05/31/11 to 12/15/13

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

Balanced
Fund
Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $123,256,265, $494,488,684, $488,149,379, $197,959,773, $35,572,170, $110,473,666 and $378,748,210, respectively)(a)	$139,880,039
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	406,025
Cash	63,175
Foreign currencies, at value (identified cost $33,517 for the Balanced Fund)	38,243
Receivables:
Investment securities sold	5,197,187
Investment securities sold on an extended - delivery basis	3,193,750
Dividends and interest, at value	457,279
Fund shares sold	177,559
Swap contracts, at value (includes upfront payments made of $114,478 for the Balanced Fund)	69,065
Reimbursement from investment adviser	15,710
Due from broker — variation margin	15,407
Due from broker — collateral for swap contracts	4,500
Foreign tax reclaims	1,603
Securities lending income	—
Other assets	1,343

Total assets	149,520,885

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased on an extended - delivery basis	12,597,813
Investment securities purchased	4,225,494
Payable upon return of securities loaned	406,025
Fund shares redeemed	305,182
Amounts owed to affiliates	114,607
Swap contracts, at value (includes upfront payments received of $133,006 for the Balanced Fund)	93,378
Options written, at value (premium received of $57,200 for the Balanced Fund)	80,779
Forward foreign currency exchange contracts, at value	31,610
Accrued expenses and other liabilities	118,582

Total liabilities	17,973,470

Net Assets:

Paid-in capital	126,557,541
Accumulated undistributed (distributions in excess of) net investment income (loss)	51,651
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(11,758,783)
Net unrealized gain on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	16,697,006

NET ASSETS	$131,547,415

Net Assets:
Class A	$109,840,191
Class B	8,007,071
Class C	9,316,299
Institutional	4,187,654
Service	—
Class IR	196,200
Class R	—

Total Net Assets	$131,547,415

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	5,581,105
Class B	410,024
Class C	478,825
Institutional	209,451
Service	—
Class IR	9,829
Class R	—

Net asset value, offering and redemption price per share:(b)
Class A	$19.68
Class B	19.53
Class C	19.46
Institutional	19.99
Service	—
Class IR	19.96
Class R	—

(a)	Includes loaned securities having a market value of $396,200, $7,613,208, $6,772,463, $9,143,942, $1,089,463, $6,705,684 and $678,200, for the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds (NAV per share multiplied by 1.0582) is $20.83, $14.05, $11.80, $14.19, $24.83, $30.86 and $27.26, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$644,356,242	$648,272,931	$301,784,429	$50,814,699	$155,465,186	$494,192,199
7,806,700	6,956,750	9,504,425	1,125,400	6,962,263	700,000
—	26,019	62,700	20,991	14,107	17,973
—	—	—	—	—	—

16,667,909	14,384,751	88,386	627,644	957,539	—
—	—	—	—	—	—
303,397	779,896	108,516	8,498	110,006	447,810
104,623	121,570	238,085	19,203	69,375	4,762,372
—	—	—	—	—	—
53,428	45,215	9,255	21,287	24,560	33,864
46,079	44,873	35,100	4,500	17,100	32,638
—	—	—	—	—	—
3,782	6,824	—	—	—	20,832
10,224	8,118	4,247	1,406	5,162	1,104
3,793	3,632	2,919	383	1,157	42,918

669,356,177	670,650,579	311,838,062	52,644,011	163,626,455	500,251,710

336,178	—	—	—	—	—

—	—	—	—	—	—
1,416,763	2,912,950	2,743,185	556,049	797,167	—
7,806,700	6,956,750	9,504,425	1,125,400	6,962,263	700,000
983,976	904,742	294,388	51,698	272,310	1,026,982
377,961	371,542	263,751	55,967	181,613	366,744
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
150,876	163,195	147,339	81,770	116,608	413,225

11,072,454	11,309,179	12,953,088	1,870,884	8,329,961	2,506,951

1,116,353,859	1,115,919,153	440,559,602	51,989,212	180,278,262	613,567,958
2,881,269	204,761	493,576	(106,931)	(285,708)	1,758,002
(610,956,752)	(617,085,344)	(246,117,794)	(16,403,378)	(69,883,846)	(233,599,212)
150,005,347	160,302,830	103,949,590	15,294,224	45,187,786	116,018,011

$658,283,723	$659,341,400	$298,884,974	$50,773,127	$155,296,494	$497,744,759

$173,046,939	$168,421,683	$95,964,674	$29,167,941	$108,214,202	$302,579,038
8,144,565	2,529,939	1,954,701	6,691,875	19,956,742	17,882,564
14,407,851	13,442,459	16,466,353	6,160,770	23,366,760	37,563,647
462,482,259	465,996,437	176,900,484	7,652,159	3,502,050	138,250,146
133,105	8,848,113	1,889,610	—	—	1,419,259
9,591	22,721	5,417,488	1,039,280	35,208	9,353
59,413	80,048	291,664	61,102	221,532	40,752

$658,283,723	$659,341,400	$298,884,974	$50,773,127	$155,296,494	$497,744,759

13,034,298	15,104,879	7,154,506	1,243,234	3,711,381	11,746,610
664,323	228,135	162,185	331,223	977,040	741,284
1,177,571	1,214,154	1,364,069	302,500	1,012,237	1,580,887
33,871,513	41,805,308	12,715,816	295,251	97,146	5,242,520
10,119	790,104	142,174	—	—	55,239
727	2,041	406,366	44,023	1,207	366
4,517	7,191	21,880	2,631	7,631	1,595

$13.28	$11.15	$13.41	$23.46	$29.16	$25.76
12.26	11.09	12.05	20.20	20.43	24.12
12.24	11.07	12.07	20.37	23.08	23.76
13.65	11.15	13.91	25.92	36.05	26.37
13.15	11.20	13.29	—	—	25.69
13.19	11.13	13.33	23.61	29.16	25.59
13.15	11.13	13.33	23.23	29.03	25.55

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

Balanced
Fund

Investment income:

Dividends (net of foreign withholding taxes of $422, $2,038, $1,199, $0, $0, $0 and $777, respectively)	$1,500,006
Interest	821,005
Securities lending income — affiliated issuer	2,204

Total investment income	2,323,215

Expenses:

Management fees	421,053
Distribution and Service fees(a)	218,790
Transfer Agent fees(a)	120,372
Custody and accounting fees	68,227
Professional fees	47,759
Printing and mailing costs	32,025
Registration fees	27,554
Trustee fees	8,264
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	4,570

Total expenses	948,614

Less — expense reductions	(211,891)

Net expenses	736,723

NET INVESTMENT INCOME (LOSS)	1,586,492

Realized and unrealized gain (loss) from investment, futures, options, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuer	2,907,020
Securities lending reinvestment vehicle transactions — affiliated issuer	406
Futures transactions	(244,773)
Swap contracts	(42,926)
Foreign currency related transactions (includes $82,783 of net realized losses on forward foreign currency exchange contracts for the Balanced Fund)	(30,947)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	7,676,777
Securities lending reinvestment vehicle — affiliated issuer	(598)
Futures	130,936
Written options	(23,579)
Swap contracts	12,521
Translation of assets and liabilities denominated in foreign currencies (includes $4,013 of net unrealized gains on forward foreign currency exchange contracts for the Balanced Fund)	6,997

Net realized and unrealized gain from investment, futures, options, swap and foreign currency related transactions	10,391,834

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,978,326

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced	$136,818	$40,321	$41,651	$—	$103,982	$7,661	$7,914	$722	$—	$93	$—
Structured Large Cap Growth	205,894	40,824	69,099	155	156,480	7,756	13,129	89,739	20	9	59
Structured Large Cap Value	199,152	12,201	62,731	127	151,355	2,318	11,919	90,359	1,513	18	49
Structured Small Cap Equity	139,177	9,914	75,324	566	105,775	1,883	14,312	44,048	330	189	215
Structured Small Cap Growth	32,603	33,104	28,598	135	24,778	6,290	5,434	1,323	—	582	51
Structured Small Cap Value	128,984	101,294	113,680	454	98,028	19,246	21,599	574	—	30	173
Structured U.S. Equity	376,222	90,410	179,874	118	285,929	17,178	34,176	24,621	262	8	45

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$5,202,960	$6,725,404	$2,901,462	$230,425	$1,407,681	$5,166,891
13,284	12,986	6,075	834	2,684	8,809
43,612	40,619	48,960	8,042	29,724	5,489

5,259,856	6,779,009	2,956,497	239,301	1,440,089	5,181,189

2,065,602	1,901,208	1,490,506	194,244	634,380	1,558,394
315,972	274,211	224,981	94,440	344,412	646,624
267,192	257,531	166,752	38,458	139,650	362,219
57,446	58,161	48,935	36,853	37,994	48,592
39,875	39,475	41,307	40,721	37,809	33,482
92,247	72,593	45,117	30,182	55,303	87,753
43,321	48,978	36,835	34,103	36,804	42,184
8,908	8,899	8,434	8,056	8,289	8,760
128	9,455	2,065	—	—	1,636
128	9,455	2,065	—	—	1,636
11,517	10,035	7,676	3,871	4,622	10,627

2,902,336	2,690,001	2,074,673	480,928	1,299,263	2,801,907

(685,550)	(553,232)	(251,496)	(162,047)	(207,744)	(557,501)

2,216,786	2,136,769	1,823,177	318,881	1,091,519	2,244,406

3,043,070	4,642,240	1,133,320	(79,580)	348,570	2,936,783

27,243,303	19,362,114	50,947,808	2,742,555	7,388,863	20,182,248
(1,261)	(562)	5,708	741	612	(61)
1,358,062	1,389,357	1,753,620	190,980	590,302	1,276,465
—	—	—	—	—	—

—	—	—	—	—	—

63,165,317	82,139,408	22,221,251	7,909,375	20,758,283	50,784,220
—	—	(11,051)	(941)	(1,906)	—
128,120	124,413	(132,464)	2,434	(778)	88,648
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

91,893,541	103,014,730	74,784,872	10,845,144	28,735,376	72,331,520

$94,936,611	$107,656,970	$75,918,192	$10,765,564	$29,083,946	$75,268,303

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund
	For the
	Six Months Ended	For the Fiscal
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010

From operations:

Net investment income	$1,586,492	$3,471,411
Net realized gain from investment, futures, swap and foreign currency related transactions	2,588,780	26,280,825
Net change in unrealized gain (loss) on investments, futures, options, swaps and translation of assets and liabilities denominated in foreign currencies	7,803,054	(11,384,842)

Net increase in net assets resulting from operations	11,978,326	18,367,394

Distributions to shareholders:

From net investment income
Class A Shares	(1,605,096)	(3,616,026)
Class B Shares	(89,037)	(215,148)
Class C Shares	(90,955)	(194,859)
Institutional Shares	(60,510)	(98,311)
Service Shares	—	—
Class IR Shares	(1,008)	(8	)(a)
Class R Shares	—	—

Total distributions to shareholders	(1,846,606)	(4,124,352)

From share transactions:

Proceeds from sales of shares	14,191,103	15,572,448
Reinvestment of distributions	1,753,141	3,906,395
Cost of shares redeemed	(21,814,738)	(36,326,263)

Net increase (decrease) in net assets resulting from share transactions	(5,870,494)	(16,847,420)

TOTAL INCREASE (DECREASE)	4,261,226	(2,604,378)

Net assets:

Beginning of period	127,286,189	129,890,567

End of period	$131,547,415	$127,286,189

Accumulated undistributed net investment income	$51,651	$311,765

(a)	Commenced operations on August 31, 2010.

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund		Structured Large Cap Value Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
April 30, 2011	Year Ended	April 30, 2011	Year Ended
(Unaudited)	October 31, 2010	(Unaudited)	October 31, 2010

$3,043,070	$7,061,617	$4,642,240	$13,137,132
28,600,104	54,664,940	20,750,909	55,754,660

63,293,437	39,878,298	82,263,821	48,318,248

94,936,611	101,604,855	107,656,970	117,210,040

(1,592,179)	(2,000,828)	(1,061,372)	(2,852,607)
(44,502)	(45,907)	(7,852)	(17,453)
(86,381)	(81,474)	(40,297)	(88,201)
(5,259,752)	(8,134,562)	(3,627,537)	(9,698,780)
(1,001)	(1,266)	(48,122)	(91,679)
(117)	(102)	(153)	(229)
(532)	(624)	(284)	(516)

(6,984,464)	(10,264,763)	(4,785,617)	(12,749,465)

170,470,853	147,389,050	168,807,694	69,238,516
6,893,160	10,186,805	4,572,386	12,319,400
(136,924,354)	(472,225,047)	(141,003,236)	(645,171,934)

40,439,659	(314,649,192)	32,376,844	(563,614,018)

128,391,806	(223,309,100)	135,248,197	(459,153,443)

529,891,917	753,201,017	524,093,203	983,246,646

$658,283,723	$529,891,917	$659,341,400	$524,093,203

$2,881,269	$6,822,663	$204,761	$348,138

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Structured Small Cap Equity Fund
	For the
	Six Months Ended	For the Fiscal
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010

From operations:

Net investment income (loss)	$1,133,320	$2,921,206
Net realized gain from investment and futures transactions	52,707,136	63,491,200
Net change in unrealized gain on investments and futures transactions	22,077,736	50,189,833

Net increase in net assets resulting from operations	75,918,192	116,602,239

Distributions to shareholders:

From net investment income
Class A Shares	(693,060)	(1,046,897)
Class B Shares	—	(3,362)
Class C Shares	(7,635)	(38,399)
Institutional Shares	(2,286,438)	(4,059,512)
Service Shares	(6,725)	(11,499)
Class IR Shares	(328)	(290)
Class R Shares	(1,017)	(144)

Total distributions to shareholders	(2,995,203)	(5,160,103)

From share transactions:

Proceeds from sales of shares	42,725,533	59,740,126
Reinvestment of distributions	2,943,140	5,098,529
Cost of shares redeemed	(182,278,249)	(309,734,294)

Net increase (decrease) in net assets resulting from share transactions	(136,609,576)	(244,895,639)

TOTAL INCREASE (DECREASE)	(63,686,587)	(133,453,503)

Net assets:

Beginning of period	362,571,561	496,025,064

End of period	$298,884,974	$362,571,561

Accumulated undistributed (distributions in excess of) net investment income (loss)	$493,576	$2,355,459

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Growth Fund		Structured Small Cap Value Fund		Structured U.S. Equity Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
April 30, 2011	Year Ended	April 30, 2011	Year Ended	April 30, 2011	Year Ended
(Unaudited)	October 31, 2010	(Unaudited)	October 31, 2010	(Unaudited)	October 31, 2010

$(79,580)	$(55,919)	$348,570	$673,958	$2,936,783	$5,923,928
2,934,276	4,079,387	7,979,777	16,062,787	21,458,652	38,548,537
7,910,868	6,005,104	20,755,599	18,262,826	50,872,868	24,745,876

10,765,564	10,028,572	29,083,946	34,999,571	75,268,303	69,218,341

—	(67,730)	(607,909)	(739,027)	(3,796,772)	(4,873,369)
—	—	(22,391)	(251,655)	(94,814)	(180,184)
—	—	(27,595)	(158,920)	(219,877)	(362,928)
—	(27,078)	(20,765)	(10,895)	(1,895,873)	(2,758,662)
—	—	—	—	(14,843)	(20,088)
—	(44)	(273)	(76)	(126)	(126)
—	(185)	(543)	(765)	(494)	(810)

—	(95,037)	(679,476)	(1,161,338)	(6,022,799)	(8,196,167)

5,645,072	3,784,019	5,101,138	10,413,361	26,659,808	46,333,468
—	93,589	637,920	1,096,489	5,665,612	7,740,474
(5,598,988)	(9,414,616)	(19,164,097)	(34,806,251)	(75,780,860)	(190,747,373)

46,084	(5,537,008)	(13,425,039)	(23,296,401)	(43,455,440)	(136,673,431)

10,811,648	4,396,527	14,979,431	10,541,832	25,790,064	(75,651,257)

39,961,479	35,564,952	140,317,063	129,775,231	471,954,695	547,605,952

$50,773,127	$39,961,479	$155,296,494	$140,317,063	$497,744,759	$471,954,695

$(106,931)	$(27,351)	$(285,708)	$45,198	$1,758,002	$4,844,018

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$18.21	$0.24	(c)	$1.51	$1.75	$(0.28)	$—	$(0.28)
2011 - B	18.07	0.17	(c)	1.50	1.67	(0.21)	—	(0.21)
2011 - C	18.01	0.16	(c)	1.50	1.66	(0.21)	—	(0.21)
2011 - Institutional	18.50	0.27	(c)	1.53	1.80	(0.31)	—	(0.31)
2011 - IR	18.48	0.19	(c)	1.59	1.78	(0.30)	—	(0.30)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	16.32	0.48	(e)	1.97	2.45	(0.56)	—	(0.56)
2010 - B	16.19	0.35	(e)	1.96	2.31	(0.43)	—	(0.43)
2010 - C	16.14	0.34	(e)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(e)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR (Commenced August 31, 2010)	17.28	0.06	(e)	1.28	1.34	(0.14)	—	(0.14)

2009 - A	14.64	0.46		1.71	2.17	(0.49)	—	(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	17.71	0.10		(2.99)	(2.89)	(0.18)	—	(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)
2008 - Service	17.77	0.10		(3.00)	(2.90)	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)
2008 - Service	20.70	0.64		(1.85)	(1.21)	(0.52)	(1.20)	(1.72)

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)
2006 - Service	19.89	0.44		0.70	1.14	(0.37)	—	(0.37)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.73% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.28% of average net assets.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$19.68	9.67%	$109,840	1.05	%(d)	1.38	%(d)	2.54	%(c)(d)	159%	122%
19.53	9.28	8,007	1.80	(d)	2.13	(d)	1.80	(c)(d)	159	122
19.46	9.27	9,316	1.80	(d)	2.13	(d)	1.73	(c)(d)	159	122
19.99	9.85	4,188	0.65	(d)	0.98	(d)	2.81	(c)(d)	159	122
19.96	9.69	196	0.80	(d)	1.13	(d)	2.04	(c)(d)	159	122

18.21	15.29	108,710	1.05		1.40		2.75	(e)	238	210
18.07	14.46	7,991	1.80		2.15		2.03	(e)	238	210
18.01	14.48	7,665	1.80		2.15		1.99	(e)	238	210
18.50	15.76	2,919	0.65		1.00		3.14	(e)	238	210
18.48	7.77	1	0.80	(d)	1.15	(d)	2.10	(d)(e)	238	210

16.32	15.32	111,326	1.05		1.38		3.20		173	157
16.19	14.41	8,970	1.80		2.13		2.47		173	157
16.14	14.43	7,022	1.80		2.13		2.44		173	157
16.57	15.76	2,572	0.65		0.98		3.58		173	157

14.64	(16.41)	116,915	1.04	(d)	1.54	(d)	3.72	(d)	58	57
14.53	(16.49)	10,306	1.79	(d)	2.29	(d)	2.97	(d)	58	57
14.49	(16.52)	6,597	1.79	(d)	2.29	(d)	2.97	(d)	58	57
14.86	(16.35)	2,433	0.64	(d)	1.14	(d)	4.10	(d)	58	57
14.69	(16.43)	1	0.94	(d)	0.94	(d)	3.75	(d)	58	57

17.71	(6.48)	148,623	1.03		1.29		3.37		184	178
17.56	(7.21)	12,946	1.78		2.04		2.62		184	178
17.52	(7.19)	7,835	1.78		2.04		2.63		184	178
17.98	(6.10)	2,951	0.63		0.89		3.78		184	178
17.77	(6.41)	1	1.13		1.39		3.33		184	178

20.66	10.53	180,905	1.06		1.31		2.72		63	54
20.50	9.71	16,906	1.81		2.06		1.97		63	54
20.46	9.72	7,696	1.81		2.06		1.97		63	54
20.95	10.99	3,187	0.66		0.91		3.14		63	54
20.70	10.53	2	1.16		1.41		2.60		63	54

20.68	6.08	178,220	1.11		1.27		2.29		256	220
20.52	5.32	20,462	1.86		2.02		1.51		256	220
20.49	5.30	6,244	1.86		2.02		1.55		256	220
20.94	6.51	2,088	0.71		0.87		2.71		256	220
20.66	5.80	1	1.21		1.37		2.09		256	220

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$11.54	$0.05	$1.82	$1.87	$(0.13)	$—	$(0.13)
2011 - B	10.63	0.01	1.68	1.69	(0.06)	—	(0.06)
2011 - C	10.62	— (d)	1.69	1.69	(0.07)	—	(0.07)
2011 - Institutional	11.88	0.07	1.88	1.95	(0.18)	—	(0.18)
2011 - Service	11.43	0.04	1.80	1.84	(0.12)	—	(0.12)
2011 - IR	11.48	0.06	1.81	1.87	(0.16)	—	(0.16)
2011 - R	11.42	0.03	1.80	1.83	(0.10)	—	(0.10)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	10.04	0.09	1.52	1.61	(0.11)	—	(0.11)
2010 - B	9.26	0.01	1.40	1.41	(0.04)	—	(0.04)
2010 - C	9.26	— (d)	1.41	1.41	(0.05)	—	(0.05)
2010 - Institutional	10.33	0.13	1.58	1.71	(0.16)	—	(0.16)
2010 - Service	9.95	0.08	1.51	1.59	(0.11)	—	(0.11)
2010 - IR	9.99	0.11	1.52	1.63	(0.14)	—	(0.14)
2010 - R	9.99	0.05	1.52	1.57	(0.14)	—	(0.14)

2009 - A	8.94	0.10	1.08	1.18	(0.08)	—	(0.08)
2009 - B	8.23	0.03	1.00	1.03	—	—	—
2009 - C	8.23	0.03	1.00	1.03	—	—	—
2009 - Institutional	9.23	0.14	1.10	1.24	(0.14)	—	(0.14)
2009 - Service	8.87	0.09	1.07	1.16	(0.08)	—	(0.08)
2009 - IR	8.92	0.11	1.08	1.19	(0.12)	—	(0.12)
2009 - R	8.89	0.05	1.11	1.16	(0.06)	—	(0.06)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	12.38	0.01	(3.45)	(3.44)	—	—	—
2008 - B	11.40	(0.01)	(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)	(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01	(3.54)	(3.53)	—	—	—
2008 - Service	12.28	— (d)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01	(3.44)	(3.43)	—	—	—
2008 - R	12.31	— (d)	(3.42)	(3.42)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	14.36	0.06	(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)	(1.77)	(1.81)	— (d)	(0.10)	(0.10)
2008 - C	13.31	(0.04)	(1.76)	(1.80)	— (d)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11	(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04	(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced November 30, 2007)	14.53	0.06	(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced November 30, 2007)	14.53	0.02	(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

2007 - A	13.20	0.04	1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)	1.04	0.98	—	—	—
2007 - C	12.34	(0.06)	1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10	1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02	1.13	1.15	—	—	—

2006 - A	12.55	0.04	0.61	0.65	— (d)	—	—
2006 - B	11.81	(0.06)	0.58	0.52	—	—	—
2006 - C	11.81	(0.06)	0.59	0.53	—	—	—
2006 - Institutional	12.89	0.09	0.64	0.73	(0.04)	—	(0.04)
2006 - Service	12.43	0.02	0.65	0.67	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$13.28	16.33%	$173,047	0.95	%(c)	1.17	%(c)	0.74	%(c)	30%
12.26	15.95	8,145	1.70	(c)	1.92	(c)	0.03	(c)	30
12.24	15.98	14,408	1.70	(c)	1.92	(c)	0.01	(c)	30
13.65	16.55	462,482	0.55	(c)	0.77	(c)	1.08	(c)	30
13.15	16.24	133	1.05	(c)	1.27	(c)	0.62	(c)	30
13.19	16.49	10	0.70	(c)	0.92	(c)	0.96	(c)	30
13.15	16.15	59	1.20	(c)	1.42	(c)	0.51	(c)	30

11.54	16.17	145,079	0.95		1.16		0.79		64
10.63	15.26	8,219	1.70		1.91		0.06		64
10.62	15.30	13,528	1.70		1.91		0.03		64
11.88	16.68	362,907	0.55		0.76		1.21		64
11.43	16.07	93	1.05		1.26		0.71		64
11.48	16.50	8	0.70		0.91		1.02		64
11.42	15.81	59	1.20		1.41		0.47		64

10.04	13.42	183,762	0.95		1.16		1.13		124
9.26	12.52	10,993	1.70		1.91		0.38		124
9.26	12.52	14,832	1.70		1.91		0.31		124
10.33	13.75	543,449	0.55		0.76		1.53		124
9.95	13.29	125	1.05		1.26		1.08		124
9.99	13.65	7	0.70		0.95		1.25		124
9.99	13.21	34	1.20		1.41		0.55		124

8.94	(27.79)	285,337	0.95	(c)	1.14	(c)	0.34	(c)	19
8.23	(27.81)	16,129	1.70	(c)	1.89	(c)	(0.38	)(c)	19
8.23	(27.87)	16,324	1.70	(c)	1.89	(c)	(0.41	)(c)	19
9.23	(27.66)	814,036	0.55	(c)	0.74	(c)	0.74	(c)	19
8.87	(27.77)	189	1.05	(c)	1.24	(c)	0.23	(c)	19
8.92	(27.77)	6	0.70	(c)	0.89	(c)	0.63	(c)	19
8.89	(27.78)	6	1.20	(c)	1.39	(c)	0.13	(c)	19

12.38	(12.96)	434,970	0.95		1.10		0.40		118
11.40	(13.71)	25,718	1.70		1.85		(0.34)		118
11.41	(13.63)	23,960	1.70		1.85		(0.34)		118
12.76	(12.71)	1,278,322	0.55		0.70		0.82		118
12.28	(13.11)	273	1.05		1.20		0.32		118
12.35	(13.86)	9	0.70	(c)	0.85	(c)	0.63	(c)	118
12.31	(14.18)	9	1.20	(c)	1.35	(c)	0.21	(c)	118

14.36	8.85	678,286	0.95		1.09		0.30		140
13.31	7.95	49,211	1.70		1.84		(0.48)		140
13.31	7.86	35,896	1.70		1.84		(0.48)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		140
14.25	8.78	258	1.05		1.19		0.12		140

13.20	5.21	310,386	1.00		1.16		0.28		111
12.33	4.40	41,947	1.76		1.91		(0.52)		111
12.34	4.49	22,811	1.76		1.91		(0.52)		111
13.58	5.66	488,448	0.60		0.76		0.69		111
13.10	5.39	260	1.10		1.26		0.15		111

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$9.47	$0.06	$1.69	$1.75	$(0.07)	$—	$(0.07)
2011 - B	9.42	0.03	1.67	1.70	(0.03)	—	(0.03)
2011 - C	9.40	0.02	1.68	1.70	(0.03)	—	(0.03)
2011 - Institutional	9.46	0.08	1.70	1.78	(0.09)	—	(0.09)
2011 - Service	9.51	0.06	1.70	1.76	(0.07)	—	(0.07)
2011 - IR	9.45	0.07	1.69	1.76	(0.08)	—	(0.08)
2011 - R	9.45	0.05	1.69	1.74	(0.06)	—	(0.06)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	8.42	0.13	1.05	1.18	(0.13)	—	(0.13)
2010 - B	8.37	0.06	1.05	1.11	(0.06)	—	(0.06)
2010 - C	8.36	0.06	1.04	1.10	(0.06)	—	(0.06)
2010 - Institutional	8.41	0.17	1.05	1.22	(0.17)	—	(0.17)
2010 - Service	8.45	0.12	1.06	1.18	(0.12)	—	(0.12)
2010 - IR	8.41	0.15	1.04	1.19	(0.15)	—	(0.15)
2010 - R	8.41	0.11	1.04	1.15	(0.11)	—	(0.11)

2009 - A	8.60	0.17	(0.16)	0.01	(0.19)	—	(0.19)
2009 - B	8.54	0.12	(0.17)	(0.05)	(0.12)	—	(0.12)
2009 - C	8.54	0.11	(0.16)	(0.05)	(0.13)	—	(0.13)
2009 - Institutional	8.59	0.20	(0.16)	0.04	(0.22)	—	(0.22)
2009 - Service	8.63	0.16	(0.16)	—	(0.18)	—	(0.18)
2009 - IR	8.59	0.18	(0.15)	0.03	(0.21)	—	(0.21)
2009 - R	8.59	0.11	(0.11)	—	(0.18)	—	(0.18)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.24	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - B	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04	(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03	(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02	(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	14.51	0.18	(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.15	18.55%	$168,422	0.94	%(c)	1.11	%(c)	1.23	%(c)	24%
11.09	18.11	2,530	1.69	(c)	1.86	(c)	0.50	(c)	24
11.07	18.15	13,442	1.69	(c)	1.86	(c)	0.48	(c)	24
11.15	18.91	465,996	0.54	(c)	0.71	(c)	1.59	(c)	24
11.20	18.53	8,848	1.04	(c)	1.21	(c)	1.10	(c)	24
11.13	18.74	23	0.69	(c)	0.86	(c)	1.44	(c)	24
11.13	18.45	80	1.19	(c)	1.36	(c)	1.00	(c)	24

9.47	14.09	140,737	0.94		1.10		1.45		41
9.42	13.27	2,428	1.69		1.85		0.70		41
9.40	13.22	11,940	1.69		1.85		0.68		41
9.46	14.59	362,324	0.54		0.70		1.86		41
9.51	14.05	6,601	1.04		1.20		1.33		41
9.45	14.31	16	0.69		0.85		1.64		41
9.45	13.74	47	1.19		1.35		1.15		41

8.42	0.37	247,183	0.95		1.10		2.28		130
8.37	(0.42)	3,290	1.70		1.85		1.58		130
8.36	(0.36)	13,110	1.70		1.85		1.47		130
8.41	0.67	712,253	0.55		0.70		2.65		130
8.45	0.28	7,364	1.05		1.20		2.10		130
8.41	0.65	10	0.70		0.85		2.30		130
8.41	0.26	36	1.20		1.35		1.45		130

8.60	(23.14)	310,622	0.95	(c)	1.10	(c)	1.59	(c)	24
8.54	(23.21)	5,170	1.70	(c)	1.85	(c)	0.87	(c)	24
8.54	(23.29)	14,029	1.70	(c)	1.85	(c)	0.86	(c)	24
8.59	(23.05)	851,132	0.55	(c)	0.70	(c)	2.02	(c)	24
8.63	(23.16)	7,193	1.05	(c)	1.20	(c)	1.50	(c)	24
8.59	(23.10)	7	0.70	(c)	0.85	(c)	1.81	(c)	24
8.59	(23.21)	6	1.20	(c)	1.35	(c)	1.33	(c)	24

11.24	(18.65)	398,881	0.95		1.05		1.41		130
11.16	(19.22)	7,306	1.70		1.80		0.67		130
11.16	(19.21)	18,614	1.70		1.80		0.67		130
11.24	(18.30)	1,027,705	0.55		0.65		1.82		130
11.28	(18.73)	8,994	1.05		1.15		1.31		130
11.23	(15.18)	8	0.70	(c)	0.80	(c)	1.70	(c)	130
11.23	(15.44)	8	1.20	(c)	1.30	(c)	1.26	(c)	130

14.51	8.90	640,535	0.95		1.04		1.23		119
14.39	8.03	16,587	1.70		1.79		0.46		119
14.40	7.99	25,946	1.70		1.79		0.47		119
14.51	9.24	1,444,839	0.55		0.64		1.64		119
14.56	8.70	14,237	1.05		1.14		1.14		119

13.99	13.43	438,245	0.99		1.10		1.31		127
13.88	12.56	19,200	1.75		1.84		0.49		127
13.90	12.66	22,768	1.75		1.84		0.51		127
14.00	13.92	715,191	0.59		0.69		1.69		127
14.06	13.35	1,697	1.11		1.20		1.28		127

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$10.92	$0.03	(c)	$2.53	$2.56	$(0.07)	$—	$(0.07)
2011 - B	9.80	(0.02	)(c)	2.27	2.25	—	—	—
2011 - C	9.82	(0.02	)(c)	2.28	2.26	(0.01)	—	(0.01)
2011 - Institutional	11.34	0.05	(c)	2.63	2.68	(0.11)	—	(0.11)
2011 - Service	10.82	0.01	(c)	2.51	2.52	(0.05)	—	(0.05)
2011 - IR	10.87	0.01	(c)	2.55	2.56	(0.10)	—	(0.10)
2011 - R	10.86	—	(c)(e)	2.53	2.53	(0.06)	—	(0.06)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	8.45	0.04	(f)	2.50	2.54	(0.07)	—	(0.07)
2010 - B	7.59	(0.03	)(f)	2.25	2.22	(0.01)	—	(0.01)
2010 - C	7.62	(0.03	)(f)	2.26	2.23	(0.03)	—	(0.03)
2010 - Institutional	8.78	0.09	(f)	2.57	2.66	(0.10)	—	(0.10)
2010 - Service	8.37	0.03	(f)	2.48	2.51	(0.06)	—	(0.06)
2010 - IR	8.42	0.06	(f)	2.49	2.55	(0.10)	—	(0.10)
2010 - R	8.41	(0.01	)(f)	2.51	2.50	(0.05)	—	(0.05)

2009 - A	7.98	0.04		0.48	0.52	(0.05)	—	(0.05)
2009 - B	7.16	(0.01)		0.44	0.43	—	—	—
2009 - C	7.19	(0.01)		0.44	0.43	—	—	—
2009 - Institutional	8.30	0.07		0.51	0.58	(0.10)	—	(0.10)
2009 - Service	7.85	0.04		0.48	0.52	—	—	—
2009 - IR	7.96	0.04		0.50	0.54	(0.08)	—	(0.08)
2009 - R	7.93	(0.01)		0.53	0.52	(0.04)	—	(0.04)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.00	0.02		(3.04)	(3.02)	—	—	—
2008 - B	9.89	—	(e)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	—	(e)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02		(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01		(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02		(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01		(3.03)	(3.02)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	12.89	0.01		(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06		(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01		(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03		(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)		(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

2007 - A	13.76	0.04		(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10		(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02		(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	—	(e)	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)		0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)		0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06		0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)		0.34	0.33	—	(1.14)	(1.14)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.50% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.56% of average net assets.
(g)	Amount is less than 0.005% of average net assets.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$13.41	23.48%	$95,965	1.25	%(d)	1.39	%(d)	0.42	%(c)(d)	16%
12.05	22.96	1,955	2.00	(d)	2.14	(d)	(0.37	)(c)(d)	16
12.07	22.98	16,466	2.00	(d)	2.14	(d)	(0.40	)(c)(d)	16
13.91	23.76	176,900	0.85	(d)	0.99	(d)	0.85	(c)(d)	16
13.29	23.37	1,890	1.35	(d)	1.49	(d)	0.22	(c)(d)	16
13.33	23.66	5,417	1.00	(d)	1.14	(d)	0.24	(c)(d)	16
13.33	23.36	292	1.50	(d)	1.64	(d)	0.04	(c)(d)	16

10.92	30.23	104,435	1.25		1.39		0.43	(f)	70
9.80	29.27	2,101	2.00		2.14		(0.31	)(f)	70
9.82	29.29	13,788	2.00		2.14		(0.37	)(f)	70
11.34	30.76	240,597	0.85		0.99		0.88	(f)	70
10.82	30.16	1,431	1.35		1.49		0.33	(f)	70
10.87	30.55	35	1.00		1.14		0.63	(f)	70
10.86	29.90	184	1.50		1.64		(0.11	)(f)	70

8.45	6.70	130,439	1.25		1.40		0.61		167
7.59	6.01	2,737	2.00		2.15		(0.11)		167
7.62	5.98	11,226	2.00		2.15		(0.18)		167
8.78	7.13	349,989	0.85		1.00		0.96		167
8.37	6.62	1,588	1.35		1.50		0.53		167
8.42	7.09	25	1.00		1.15		0.52		167
8.41	6.61	21	1.50		1.65		(0.10)		167

7.98	(27.45)	162,243	1.25	(d)	1.46	(d)	0.76	(d)	31
7.16	(27.60)	3,806	2.00	(d)	2.21	(d)	0.01	(d)	31
7.19	(27.67)	11,262	2.00	(d)	2.21	(d)	0.01	(d)	31
8.30	(27.51)	419,179	0.85	(d)	1.06	(d)	1.16	(d)	31
7.85	(27.58)	2,121	1.35	(d)	1.56	(d)	0.66	(d)	31
7.96	(27.50)	7	1.00	(d)	1.21	(d)	0.99	(d)	31
7.93	(27.58)	7	1.50	(d)	1.71	(d)	0.54	(d)	31

11.00	(9.73)	211,930	1.25		1.36		0.12		160
9.89	(10.39)	5,807	2.00		2.11		(0.57)		160
9.94	(10.35)	16,250	2.00		2.11		(0.60)		160
11.45	(9.29)	547,109	0.85		0.96		0.54		160
10.84	(9.80)	2,904	1.35		1.46		0.12		160
10.98	(4.14)	10	1.00	(d)	1.11	(d)	0.36	(d)	160
10.95	(4.40)	10	1.50	(d)	1.61	(d)	(0.07	)(d)	160

12.89	(0.76)	208,875	1.26		1.34		0.24		154
11.74	(1.52)	10,875	2.01		2.09		(0.51)		154
11.79	(1.44)	21,631	2.01		2.09		(0.51)		154
13.37	(0.32)	575,499	0.86		0.94		0.64		154
12.72	(0.80)	26,406	1.36		1.44		0.14		154

13.76	2.42	185,508	1.27		1.37		—	(g)	151
12.69	1.66	16,197	2.02		2.11		(0.75)		151
12.74	1.65	25,899	2.02		2.11		(0.75)		151
14.23	2.77	504,101	0.87		0.97		0.40		151
13.59	2.30	29,501	1.37		1.46		(0.09)		151

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$18.49	$(0.02	)(c)	$4.99	$4.97	$—	$—	$—
2011 - B	15.98	(0.08	)(c)	4.30	4.22	—	—	—
2011 - C	16.11	(0.09	)(c)	4.35	4.26	—	—	—
2011 - Institutional	20.38	0.02	(c)	5.52	5.54	—	—	—
2011 - IR	18.58	(0.04	)(c)	5.07	5.03	—	—	—
2011 - R	18.33	(0.05	)(c)	4.95	4.90	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	14.23	0.01	(e)	4.30	4.31	(0.05)	—	(0.05)
2010 - B	12.35	(0.09	)(e)	3.72	3.63	—	—	—
2010 - C	12.45	(0.10	)(e)	3.76	3.66	—	—	—
2010 - Institutional	15.67	0.07	(e)	4.74	4.81	(0.10)	—	(0.10)
2010 - IR	14.30	0.04	(e)	4.33	4.37	(0.09)	—	(0.09)
2010 - R	14.15	(0.03	)(e)	4.27	4.24	(0.06)	—	(0.06)

2009 - A	12.66	(0.01)		1.58	1.57	—	—	—
2009 - B	11.07	(0.08)		1.36	1.28	—	—	—
2009 - C	11.16	(0.09)		1.38	1.29	—	—	—
2009 - Institutional	13.88	0.04		1.75	1.79	—	—	—
2009 - IR	12.68	0.03		1.59	1.62	—	—	—
2009 - R	12.63	(0.06)		1.58	1.52	—	—	—

2008 - A	36.25	(0.05)		(9.43)	(9.48)	—	(14.11)	(14.11)
2008 - B	33.77	(0.17)		(8.42)	(8.59)	—	(14.11)	(14.11)
2008 - C	33.92	(0.17)		(8.48)	(8.65)	—	(14.11)	(14.11)
2008 - Institutional	38.18	0.02		(10.21)	(10.19)	—	(14.11)	(14.11)
2008 - IR (Commenced November 30, 2007)	33.22	(0.01)		(6.42)	(6.43)	—	(14.11)	(14.11)
2008 - R (Commenced November 30, 2007)	33.22	(0.08)		(6.40)	(6.48)	—	(14.11)	(14.11)

2007 - A	32.78	(0.27)		5.59	5.32	—	(1.85)	(1.85)
2007 - B	30.83	(0.46)		5.25	4.79	—	(1.85)	(1.85)
2007 - C	30.96	(0.46)		5.27	4.81	—	(1.85)	(1.85)
2007 - Institutional	34.28	(0.12)		5.87	5.75	—	(1.85)	(1.85)

2006 - A	28.23	(0.38)		6.64	6.26	—	(1.71)	(1.71)
2006 - B	26.79	(0.52)		6.27	5.75	—	(1.71)	(1.71)
2006 - C	26.89	(0.52)		6.30	5.78	—	(1.71)	(1.71)
2006 - Institutional	29.32	(0.26)		6.93	6.67	—	(1.71)	(1.71)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.10 per share and 0.63% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.41% of average net assets.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

									Ratio of		Ratio of
		Net assets,	Ratio of		Ratio of		Ratio of		net investment		net investment
Net asset		end of	net expenses		net expenses		total expenses		income (loss)		income (loss)		Portfolio
value, end	Total	period	to average		(not including fees		to average		to average		(not including fees		turnover
of period	return(b)	(in 000s)	net assets		paid indirectly)		net assets		net assets		paid indirectly)		rate

$23.46	26.88%	$29,168	1.25	%(d)	1.25	%(d)	1.96	%(d)	(0.21	)%(c)(d)	(0.21	)%(c)(d)	27%
20.20	26.41	6,692	2.00	(d)	2.00	(d)	2.71	(d)	(0.92	)(c)(d)	(0.92	)(c)(d)	27
20.37	26.44	6,161	2.00	(d)	2.00	(d)	2.71	(d)	(0.94	)(c)(d)	(0.94	)(c)(d)	27
25.92	27.18	7,652	0.85	(d)	0.85	(d)	1.56	(d)	0.19	(c)(d)	0.19	(c)(d)	27
23.61	27.07	1,039	1.00	(d)	1.00	(d)	1.71	(d)	(0.36	)(c)(d)	(0.36	)(c)(d)	27
23.23	26.73	61	1.50	(d)	1.50	(d)	2.21	(d)	(0.45	)(c)(d)	(0.45	)(c)(d)	27

18.49	30.38	22,598	1.25		1.25		2.09		0.03	(e)	0.03	(e)	100
15.98	29.39	6,395	2.00		2.00		2.84		(0.65	)(e)	(0.65	)(e)	100
16.11	29.40	5,263	2.00		2.00		2.84		(0.70	)(e)	(0.70	)(e)	100
20.38	30.87	5,649	0.85		0.85		1.69		0.39	(e)	0.39	(e)	100
18.58	30.66	10	1.00		1.00		1.84		0.26	(e)	0.26	(e)	100
18.33	30.07	47	1.50		1.50		2.34		(0.21	)(e)	(0.21	)(e)	100

14.23	12.40	19,090	1.25		1.25		2.44		(0.06)		(0.06)		205
12.35	11.56	7,608	2.00		2.00		3.19		(0.78)		(0.78)		205
12.45	11.56	4,793	2.00		2.00		3.19		(0.82)		(0.82)		205
15.67	12.90	4,026	0.85		0.85		2.04		0.31		0.31		205
14.30	12.78	7	1.00		1.00		2.19		0.18		0.18		205
14.15	12.03	42	1.50		1.50		2.69		(0.44)		(0.44)		205

12.66	(39.66)	19,402	1.25		1.25		2.00		(0.32)		(0.32)		182
11.07	(40.12)	10,176	2.00		2.00		2.75		(1.07)		(1.07)		182
11.16	(40.12)	4,918	2.00		2.00		2.75		(1.07)		(1.07)		182
13.88	(39.44)	3,662	0.85		0.85		1.60		(0.12)		(0.12)		182
12.68	(34.14)	7	1.00	(d)	1.00	(d)	1.75	(d)	(0.06	)(d)	(0.06	)(d)	182
12.63	(34.40)	7	1.50	(d)	1.50	(d)	2.25	(d)	(0.40	)(d)	(0.40	)(d)	182

36.25	17.04	45,070	1.25		1.51		2.17		(0.79)		(1.05)		154
33.77	16.32	26,184	1.87		2.13		2.78		(1.40)		(1.67)		154
33.92	16.32	11,911	1.87		2.13		2.78		(1.40)		(1.67)		154
38.18	17.53	15,686	0.79		1.10		1.74		(0.33)		(0.63)		154

32.78	23.15	47,721	1.60		1.65		2.18		(1.25)		(1.30)		60
30.83	22.40	30,515	2.15		2.20		2.73		(1.80)		(1.85)		60
30.96	22.48	13,294	2.15		2.20		2.73		(1.80)		(1.85)		60
34.28	23.71	19,037	1.15		1.20		1.73		(0.80)		(0.85)		60

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$24.10	$0.09	(c)	$5.13	$5.22	$(0.16)	$—	$(0.16)
2011 - B	16.87	(0.01	)(c)	3.59	3.58	(0.02)	—	(0.02)
2011 - C	19.06	(0.01	)(c)	4.06	4.05	(0.03)	—	(0.03)
2011 - Institutional	29.80	0.18	(c)	6.32	6.50	(0.25)	—	(0.25)
2011 - IR	24.15	0.12	(c)	5.12	5.24	(0.23)	—	(0.23)
2011 - R	23.99	0.04	(c)	5.11	5.15	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED OCTOBER 31,*
2010 - A	18.78	0.16	(e)	5.34	5.50	(0.18)	—	(0.18)
2010 - B	13.24	—	(e)(f)	3.75	3.75	(0.12)	—	(0.12)
2010 - C	14.94	—	(e)(f)	4.24	4.24	(0.12)	—	(0.12)
2010 - Institutional	23.11	0.30	(e)	6.59	6.89	(0.20)	—	(0.20)
2010 - IR	18.78	0.22	(e)	5.34	5.56	(0.19)	—	(0.19)
2010 - R	18.74	0.10	(e)	5.33	5.43	(0.18)	—	(0.18)

2009 - A	18.62	0.18		0.25	0.43	(0.27)	—	(0.27)
2009 - B	13.16	0.05		0.19	0.24	(0.16)	—	(0.16)
2009 - C	14.84	0.05		0.18	0.23	(0.13)	—	(0.13)
2009 - Institutional	22.89	0.31		0.28	0.59	(0.37)	—	(0.37)
2009 - IR	18.69	0.22		0.21	0.43	(0.34)	—	(0.34)
2009 - R	18.62	0.12		0.23	0.35	(0.23)	—	(0.23)

2008 - A	89.04	0.14		(14.42)	(14.28)	—	(56.14)	(56.14)
2008 - B	81.13	(0.07)		(11.76)	(11.83)	—	(56.14)	(56.14)
2008 - C	83.58	—	(f)	(12.60)	(12.60)	—	(56.14)	(56.14)
2008 - Institutional	95.27	0.42		(16.66)	(16.24)	—	(56.14)	(56.14)
2008 - IR (Commenced November 30, 2007)	81.41	0.21		(6.79)	(6.58)	—	(56.14)	(56.14)
2008 - R (Commenced November 30, 2007)	81.41	0.14		(6.79)	(6.65)	—	(56.14)	(56.14)

2007 - A	92.33	(0.35)		7.42	7.07	(0.21)	(10.15)	(10.36)
2007 - B	85.26	(0.84)		6.86	6.02	—	(10.15)	(10.15)
2007 - C	87.57	(0.84)		7.00	6.16	—	(10.15)	(10.15)
2007 - Institutional	98.14	—	(f)	7.98	7.98	(0.70)	(10.15)	(10.85)

2006 - A	80.43	0.35		14.70	15.05	—	(3.15)	(3.15)
2006 - B	74.90	(0.14)		13.65	13.51	—	(3.15)	(3.15)
2006 - C	76.86	(0.14)		14.00	13.86	—	(3.15)	(3.15)
2006 - Institutional	84.91	0.77		15.61	16.38	—	(3.15)	(3.15)

*	All per share amounts representing data prior to February 9, 2009 have been restated to reflect a 7 for 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 and 0.30% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 and 0.33% of average net assets.
(f)	Amount is less than $0.005 per share.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

									Ratio of		Ratio of
		Net assets,	Ratio of		Ratio of		Ratio of		net investment		net investment
Net asset		end of	net expenses		net expenses		total expenses		income (loss)		income (loss)		Portfolio
value, end	Total	period	to average		(not including fees		to average		to average		(not including fees		turnover
of period	return(b)	(in 000s)	net assets		paid indirectly)		net assets		net assets		paid indirectly)		rate

$29.16	21.72%	$108,214	1.25	%(d)	1.25	%(d)	1.53	%(d)	0.67	%(c)(d)	0.67	%(c)(d)	15%
20.43	21.23	19,957	2.00	(d)	2.00	(d)	2.28	(d)	(0.07	)(c)(d)	(0.07	)(c)(d)	15
23.08	21.23	23,367	2.00	(d)	2.00	(d)	2.28	(d)	(0.07	)(c)(d)	(0.07	)(c)(d)	15
36.05	21.92	3,502	0.85	(d)	0.85	(d)	1.13	(d)	1.06	(c)(d)	1.06	(c)(d)	15
29.16	21.83	35	1.00	(d)	1.00	(d)	1.28	(d)	0.92	(c)(d)	0.92	(c)(d)	15
29.03	21.51	222	1.50	(d)	1.50	(d)	1.78	(d)	0.28	(c)(d)	0.28	(c)(d)	15

24.10	29.47	95,864	1.25		1.25		1.55		0.72	(e)	0.72	(e)	85
16.87	28.54	20,172	2.00		2.00		2.30		0.01	(e)	0.01	(e)	85
19.06	28.54	21,671	2.00		2.00		2.30		(0.02	)(e)	(0.02	)(e)	85
29.80	30.03	2,462	0.85		0.85		1.15		1.10	(e)	1.10	(e)	85
24.15	29.83	28	1.00		1.00		1.30		0.99	(e)	0.99	(e)	85
23.99	29.17	120	1.50		1.50		1.80		0.45	(e)	0.45	(e)	85

18.78	2.64	79,873	1.25		1.25		1.69		1.11		1.11		184
13.24	2.27	27,689	2.00		2.00		2.44		0.42		0.42		184
14.94	1.61	20,883	2.00		2.00		2.44		0.38		0.38		184
23.11	2.97	1,244	0.85		0.85		1.29		1.55		1.55		184
18.78	2.43	7	1.00		1.00		1.44		1.34		1.34		184
18.74	2.17	79	1.50		1.50		1.94		0.68		0.68		184

18.62	(33.48)	85,992	1.25		1.25		1.53		0.71		0.71		147
13.16	(34.04)	43,039	2.00		2.00		2.28		(0.05)		(0.05)		147
14.84	(33.89)	26,503	2.00		2.00		2.28		(0.05)		(0.05)		147
22.89	(33.07)	1,599	0.85		0.85		1.13		1.05		1.05		147
18.69	(27.00)	7	1.00	(d)	1.00	(d)	1.28	(d)	1.03	(d)	1.03	(d)	147
18.62	(27.27)	7	1.50	(d)	1.50	(d)	1.78	(d)	0.60	(d)	0.60	(d)	147

89.04	8.15	213,172	1.20		1.49		1.58		(0.40)		(0.69)		97
81.13	7.45	117,553	1.82		2.10		2.19		(1.03)		(1.31)		97
83.58	7.41	70,151	1.82		2.10		2.19		(1.01)		(1.29)		97
95.27	8.57	16,005	0.73		1.07		1.14		(0.04)		(0.38)		97

92.33	19.38	264,595	1.59		1.60		1.60		0.38		0.37		4
85.26	18.73	175,297	2.14		2.15		2.15		(0.15)		(0.16)		4
87.57	18.71	92,123	2.14		2.15		2.15		(0.16)		(0.17)		4
98.14	19.94	25,954	1.14		1.15		1.15		0.82		0.82		4

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$22.32	$0.14	(c)	$3.59	$3.73	$(0.29)	$—	$(0.29)
2011 - B	20.82	0.05	(c)	3.36	3.41	(0.11)	—	(0.11)
2011 - C	20.54	0.05	(c)	3.30	3.35	(0.13)	—	(0.13)
2011 - Institutional	22.89	0.19	(c)	3.67	3.86	(0.38)	—	(0.38)
2011 - Service	22.25	0.13	(c)	3.57	3.70	(0.26)	—	(0.26)
2011 - IR	22.21	0.17	(c)	3.56	3.73	(0.35)	—	(0.35)
2011 - R	22.11	0.11	(c)	3.55	3.66	(0.22)	—	(0.22)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	19.75	0.24		2.63	2.87	(0.30)	—	(0.30)
2010 - B	18.43	0.08		2.44	2.52	(0.13)	—	(0.13)
2010 - C	18.21	0.07		2.44	2.51	(0.18)	—	(0.18)
2010 - Institutional	20.25	0.33		2.69	3.02	(0.38)	—	(0.38)
2010 - Service	19.66	0.23		2.60	2.83	(0.24)	—	(0.24)
2010 - IR	19.65	0.29		2.63	2.92	(0.36)	—	(0.36)
2010 - R	19.63	0.18		2.61	2.79	(0.31)	—	(0.31)

2009 - A	19.02	0.31		0.87	1.18	(0.38)	(0.07)	(0.45)
2009 - B	17.63	0.18		0.82	1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82	0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91	1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88	1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87	1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98	1.14	(0.33)	(0.07)	(0.40)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	24.97	0.04		(5.99)	(5.95)	—	—	—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	(0.11)
2006 - B	27.52	—	(e)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	(0.09)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

108          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$25.76	16.86%	$302,579	0.95	%(d)	1.18	%(d)	1.22	%(c)(d)	15%
24.12	16.43	17,883	1.70	(d)	1.93	(d)	0.48	(c)(d)	15
23.76	16.39	37,564	1.70	(d)	1.93	(d)	0.45	(c)(d)	15
26.37	17.08	138,250	0.55	(d)	0.78	(d)	1.58	(c)(d)	15
25.69	16.79	1,419	1.05	(d)	1.28	(d)	1.09	(c)(d)	15
25.59	17.00	9	0.70	(d)	0.93	(d)	1.43	(c)(d)	15
25.55	16.70	41	1.20	(d)	1.43	(d)	0.96	(c)(d)	15

22.32	14.67	301,843	0.95		1.18		1.12		47
20.82	13.76	18,663	1.70		1.93		0.39		47
20.54	13.84	34,942	1.70		1.93		0.37		47
22.89	15.10	115,177	0.55		0.78		1.54		47
22.25	14.50	1,273	1.05		1.28		1.10		47
22.21	15.00	8	0.70		0.93		1.37		47
22.11	14.35	48	1.20		1.43		0.88		47

19.75	6.57	328,575	0.95		1.19		1.75		136
18.43	5.83	25,269	1.70		1.94		1.14		136
18.21	5.82	37,716	1.70		1.94		0.99		136
20.25	7.04	153,872	0.55		0.79		2.14		136
19.66	6.50	2,117	1.05		1.29		1.68		136
19.65	6.83	7	0.70		0.94		1.93		136
19.63	6.39	50	1.20		1.44		0.89		136

19.02	(23.83)	384,949	0.95	(d)	1.22	(d)	1.16	(d)	27
17.63	(23.94)	47,671	1.70	(d)	1.97	(d)	0.46	(d)	27
17.50	(23.95)	42,816	1.70	(d)	1.97	(d)	0.41	(d)	27
19.52	(23.78)	177,704	0.55	(d)	0.82	(d)	1.57	(d)	27
18.84	(23.85)	2,949	1.05	(d)	1.32	(d)	1.05	(d)	27
18.96	(23.79)	6	0.70	(d)	0.97	(d)	1.48	(d)	27
18.89	(23.86)	6	1.20	(d)	1.47	(d)	0.99	(d)	27

24.97	(15.39)	530,590	0.95		1.13		1.03		96
23.18	(16.04)	77,406	1.70		1.88		0.28		96
23.01	(16.01)	58,873	1.70		1.88		0.28		96
25.61	(15.09)	253,353	0.55		0.73		1.40		96
24.74	(15.43)	3,908	1.05		1.23		0.91		96
24.88	(14.61)	9	0.70	(d)	0.88	(d)	1.30	(d)	96
24.81	(14.89)	9	1.20	(d)	1.38	(d)	0.85	(d)	96

33.30	9.11	863,259	0.95		1.10		0.82		119
31.17	8.27	154,414	1.70		1.85		0.09		119
31.01	8.27	100,803	1.70		1.85		0.07		119
34.07	9.56	594,020	0.55		0.70		1.22		119
32.98	9.01	15,884	1.05		1.20		0.72		119

31.79	9.51	611,999	0.99		1.15		0.79		129
29.92	8.72	78,110	1.75		1.90		0.01		129
29.78	8.73	36,628	1.75		1.90		0.03		129
32.48	9.97	644,250	0.59		0.75		1.22		129
31.50	9.39	13,019	1.09		1.25		0.70		129

The accompanying notes are an integral part of these financial statements.          109

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements
April 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Balanced	A, B, C, Institutional and IR	Diversified

Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity	A, B, C, Institutional, Service, IR and R	Diversified

Structured Small Cap Growth and Structured Small Cap Value	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Balanced and Structured Large Cap Value	Quarterly	Annually

Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

F. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Mortgage-Backed and Asset-Backed Securities — The Balanced Fund may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

I. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage dollar rolls (“dollar rolls”) in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

type, coupon and maturity) but not identical securities on a specified future date. The Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Fund will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

J. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

K. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

L. Structured Notes — The Balanced Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Fund will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer, liquidity and interest rate risks.

M. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Balanced Fund may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

N. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

O. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of April 30, 2011:

BALANCED
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$75,930,563	$1,984	$—
Fixed Income
Corporate Obligations	—	15,870,393	—
Mortgage-Backed Obligations	—	24,618,313	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	2,714,664	908,041	—
Asset-Backed Securities	—	6,606,486	—
Foreign Debt Obligations	—	550,143	—
Government Guarantee Obligations	—	519,896	—
Municipal Debt Obligations	—	884,489	—
Structured Notes	—	375,067	—
Short-term Investments	—	10,900,000	—
Securities Lending Reinvestment Vehicle	406,025	—	—

Total	$79,051,252	$61,234,812	$—

Derivative Type

Assets
Futures Contracts*	$169,927	$—	$—
Interest Rate Swap Contracts	—	69,065	—

Total	$169,927	$69,065	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(31,610)	$—
Futures Contracts*	(40,623)	—	—
Interest Rate Swap Contracts	—	(93,378)	—
Interest Rate Swaption Contracts	—	(80,779)	—

Total	$(40,623)	$(205,767)	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED LARGE CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$644,341,176	$15,066	$—
Securities Lending Reinvestment Vehicle	7,806,700	—	—

Total	$652,147,876	$15,066	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$137,789	$—	$—

STRUCTURED LARGE CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$645,672,931	$—	$—
Short-term Investments	—	2,600,000	—
Securities Lending Reinvestment Vehicle	6,956,750	—	—

Total	$652,629,681	$2,600,000	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$179,278	$—	$—

STRUCTURED SMALL CAP EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$292,284,429	$—	$—
Short-term Investments	—	9,500,000	—
Securities Lending Reinvestment Vehicle	9,504,425	—	—

Total	$301,788,854	$9,500,000	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$124,934	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED SMALL CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$49,914,699	$—	$—
Short-term Investments	—	900,000	—
Securities Lending Reinvestment Vehicle	1,125,400	—	—

Total	$51,040,099	$900,000	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$51,695	$—	$—

STRUCTURED SMALL CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$151,719,437	$—	$—
Investment Companies	145,749	—	—
Short-term Investments	—	3,600,000	—
Securities Lending Reinvestment Vehicle	6,962,263	—	—

Total	$158,827,449	$3,600,000	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$196,266	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED U.S. EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$481,092,199	$—	$—
Short-term Investments	—	13,100,000	—
Securities Lending Reinvestment Vehicle	700,000	—	—

Total	$481,792,199	$13,100,000	$—

Derivative Type	Level 1	Level 2	Level 3

Assets
Futures Contracts*	$574,022	$—	$—

*	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

During the six months ended April 30, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of April 30, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balanced

	Statement of Assets			Statement of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivables for swap contracts, at value; Due from broker — variation margin	$206,764	(a)	Payables for swap contracts, at value; Due to broker — variation margin; Options written, at value	$(214,780	)(a)(b)

Equity	Due to broker — variation margin	32,228	(a)	—	—

Currency	—	—		Payables for forward foreign currency exchange contracts, at value	(31,610)

Total		$238,992			$(246,390)

		Statement of Assets
		and Liabilities
Risk	Fund	Location	Assets(a)	Liabilities
Equity	Structured Large Cap Growth	Due from broker — variation margin	$137,789	$—

Equity	Structured Large Cap Value	Due from broker — variation margin	179,278	—

Equity	Structured Small Cap Equity	Due from broker — variation margin	124,934	—

Equity	Structured Small Cap Growth	Due from broker — variation margin	51,695	—

Equity	Structured Small Cap Value	Due from broker — variation margin	196,266	—

Equity	Structured U.S. Equity	Due from broker — variation margin	574,022	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Aggregate amount includes $93,378 which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures, swap contracts and written options	$(448,496)	$96,336	219

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	10,230	(5,321)	1

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures transactions	150,567	28,863	14

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(82,783)	4,013	8

Total		$(370,482)	$123,891	242

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” on the Statements of Operations.

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Fund	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Structured Large Cap Growth	$1,358,062	$128,120	219

Equity	Structured Large Cap Value	1,389,357	124,413	216

Equity	Structured Small Cap Equity	1,753,620	(132,464)	87

Equity	Structured Small Cap Growth	190,980	2,434	12

Equity	Structured Small Cap Value	590,302	(778)	38

Equity	Structured U.S. Equity	1,276,465	88,648	153

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2011.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate*

Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55%

Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.65	0.51

Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.60	0.51

Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates shown above through at least February 28, 2012. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$15,300	$—	$100

Structured Large Cap Growth	2,900	—	—

Structured Large Cap Value	5,400	—	100

Structured Small Cap Equity	1,400	—	200

Structured Small Cap Growth	1,200	—	100

Structured Small Cap Value	3,100	—	100

Structured U.S. Equity	6,700	—	600

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.064% for the Balanced Fund and 0.004% for the remainder of the Funds. These Other Expense reimbursements will remain in place through at least February 28, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

				Other	Total
	Management	Custody Fee		Expense	Expense
Fund	Fee Waivers	Credits		Reimbursements	Reductions

Balanced	$65	$—	*	$147	$212

Structured Large Cap Growth	445	—	*	241	686

Structured Large Cap Value	285	43		225	553

Structured Small Cap Equity	70	—	*	181	251

Structured Small Cap Growth	9	—	*	153	162

Structured Small Cap Value	30	—	*	178	208

Structured U.S. Equity	336	—	*	222	558

*	Amount is less than $500.

As of April 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Balanced	$59	$36	$20	$115

Structured Large Cap Growth	276	55	47	378

Structured Large Cap Value	277	49	46	372

Structured Small Cap Equity	202	37	25	264

Structured Small Cap Growth	33	16	7	56

Structured Small Cap Value	102	57	23	182

Structured U.S. Equity	202	106	59	367

G. Line of Credit Facility — As of April 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2011, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the six months ended April 30, 2011, Goldman Sachs earned approximately $3,500, $12,900, $12,700, $6,400, $200, $200 and $2,200 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
As of April 30, 2011, the following Fund of Funds Portfolios and the Profit Sharing Master Trust were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Equity Growth	Growth and Income	Growth Strategy	Profit Sharing
Fund	Portfolio	Strategy Portfolio	Strategy Portfolio	Portfolio	Master Trust

Structured Large Cap Growth	7%	12%	23%	25%	—%

Structured Large Cap Value	7	12	22	24	—

Structured Small Cap Equity	7	7	19	16	—

Structured U.S. Equity	—	—	—	—	19

As of April 30, 2011, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Class IR and Class R Shares of the following Funds:

Fund	Class IR	Class R

Structured Large Cap Growth	100%	16%

Structured Large Cap Value	39	11

Structured Small Cap Growth	—	20

Structured Small Cap Value	34	5

Structured U.S. Equity	100	23

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Balanced*	$202,182,940	$204,909,728

Structured Large Cap Growth	222,095,407	184,528,084

Structured Large Cap Value	184,343,595	149,911,569

Structured Small Cap Equity	53,026,562	185,276,367

Structured Small Cap Growth	12,727,551	11,879,408

Structured Small Cap Value	22,490,492	32,933,069

Structured U.S. Equity	72,003,128	123,355,751

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $156,154,712 and $153,982,720, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
Effective December 29, 2010, the Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund. Prior to December 29, 2010, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2011, are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2011		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	April 30, 2011

Balanced	$245	$2	$—

Structured Large Cap Growth	4,851	2,507	1,437,200

Structured Large Cap Value	4,519	10,964	3,907,000

Structured Small Cap Equity	5,449	9,514	1,202,475

Structured Small Cap Growth	893	1,655	236,250

Structured Small Cap Value	3,307	4,612	521,100

Structured U.S. Equity	610	—	—

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the period from November 1, 2010 to December 28, 2010 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held
Fund	of Period	Bought	Sold	End of Period

Balanced	570	632	(1,202)	—

Structured Large Cap Growth	2,692	11,418	(14,110)	—

Structured Large Cap Value	2,502	6,186	(8,688)	—

Structured Small Cap Equity	20,095	20,533	(40,628)	—

Structured Small Cap Growth	941	2,138	(3,079)	—

Structured Small Cap Value	6,447	8,996	(15,443)	—

Structured U.S. Equity	185	2,073	(2,258)	—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Financial Square Money Market Fund for the period from December 29, 2010 to April 30, 2011 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at
Fund	of Period	Bought	Sold	End of Period	End of Period

Balanced	—	1,324	(918)	406	$406

Structured Large Cap Growth	—	15,098	(7,291)	7,807	7,807

Structured Large Cap Value	—	14,950	(7,993)	6,957	6,957

Structured Small Cap Equity	—	40,481	(30,977)	9,504	9,504

Structured Small Cap Growth	—	4,206	(3,081)	1,125	1,125

Structured Small Cap Value	—	23,624	(16,662)	6,962	6,962

Structured U.S. Equity	—	1,777	(1,077)	700	700

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2010, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S.
	Balanced	Growth	Value	Equity	Growth	Value	Equity

Capital loss carryforward:(1)
Expiring 2011	$—	$(5,803,222)	$—	$—	$—	$—	$—
Expiring 2015	—	(15,811,506)	—	—	—	—	—
Expiring 2016	—	(273,461,938)	(248,799,325)	(134,795,126)	(9,794,969)	(36,807,926)	(54,765,344)
Expiring 2017	(13,796,302)	(340,520,322)	(382,249,557)	(163,876,125)	(9,368,246)	(40,600,516)	(197,412,911)

Total capital loss carryforward	$(13,796,302)	$(635,596,988)	$(631,048,882)	$(298,671,251)	$(19,163,215)	$(77,408,442)	$(252,178,255)

Timing differences
(Straddle Loss Deferrals)	$(35,622)	$—	$—	$—	$—	$—	$—

(1)	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

8. TAX INFORMATION (continued)

As of April 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S.
	Balanced	Growth	Value	Equity	Growth	Value	Equity

Tax Cost	$124,269,378	$508,900,567	$504,574,809	$209,449,753	$36,897,343	$117,992,820	$383,143,582

Gross unrealized gain	17,670,943	154,819,536	163,517,911	108,805,628	15,854,039	47,581,731	118,777,782
Gross unrealized loss	(1,654,257)	(11,557,161)	(12,863,039)	(6,966,527)	(811,283)	(3,147,102)	(7,029,165)

Net unrealized security gain	$16,016,686	$143,262,375	$150,654,872	$101,839,101	$15,042,756	$44,434,629	$111,748,617

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts related and differences in the tax treatment of partnership investments and passive foreign investment company investments.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

9. OTHER RISKS (continued)

political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	489,809	$9,208,139	723,382	$12,532,682
Reinvestment of distributions	82,809	1,548,656	203,113	3,471,414
Shares converted from Class B(a)	13,473	252,023	13,382	233,071
Shares redeemed	(973,910)	(18,457,674)	(1,793,287)	(31,033,431)

	(387,819)	(7,448,856)	(853,410)	(14,796,264)

Class B Shares
Shares sold	41,499	774,143	59,398	1,014,975
Reinvestment of distributions	4,258	78,898	11,433	193,607
Shares converted to Class A(a)	(13,578)	(252,023)	(13,494)	(233,071)
Shares redeemed	(64,331)	(1,204,317)	(169,133)	(2,894,716)

	(32,152)	(603,299)	(111,796)	(1,919,205)

Class C Shares
Shares sold	104,520	1,969,057	95,259	1,632,504
Reinvestment of distributions	3,548	65,658	8,602	145,366
Shares redeemed	(54,828)	(1,030,972)	(113,234)	(1,950,875)

	53,240	1,003,743	(9,373)	(173,005)

Institutional Shares
Shares sold	105,839	2,051,475	22,260	391,287
Reinvestment of distributions	3,085	58,921	5,527	96,000
Shares redeemed	(57,276)	(1,120,954)	(25,261)	(447,241)

	51,648	989,442	2,526	40,046

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares(b)
Shares sold	9,761	188,289	57	1,000
Reinvestment of distributions	52	1,008	1	8
Shares redeemed	(42)	(821)	—	—

	9,771	188,476	58	1,008

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET DECREASE	(305,312)	$(5,870,494)	(971,995)	$(16,847,420)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010 for the Balanced Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Growth Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,294,081	$40,546,052	2,798,011	$30,429,431
Reinvestment of distributions	128,552	1,528,481	184,731	1,948,917
Shares converted from Class B(a)	39,180	474,479	174,259	1,884,224
Shares redeemed	(3,001,072)	(37,704,894)	(8,891,472)	(96,862,815)

	460,741	4,844,118	(5,734,471)	(62,600,243)

Class B Shares
Shares sold	6,811	78,849	12,811	125,930
Reinvestment of distributions	3,523	38,790	4,153	40,660
Shares converted to Class A(a)	(42,353)	(474,479)	(188,381)	(1,884,224)
Shares redeemed	(76,519)	(871,199)	(242,911)	(2,420,216)

	(108,538)	(1,228,039)	(414,328)	(4,137,850)

Class C Shares
Shares sold	30,411	348,993	60,617	605,499
Reinvestment of distributions	6,411	70,455	6,742	65,939
Shares redeemed	(132,577)	(1,511,851)	(395,460)	(3,964,253)

	(95,755)	(1,092,403)	(328,101)	(3,292,815)

Institutional Shares
Shares sold	10,406,124	129,467,539	10,565,474	116,160,501
Reinvestment of distributions	430,655	5,253,989	751,352	8,129,624
Shares redeemed	(7,507,229)	(96,822,957)	(33,362,144)	(368,880,774)

	3,329,550	37,898,571	(22,045,318)	(244,590,649)

Service Shares
Shares sold	2,155	27,360	1,007	10,674
Reinvestment of distributions	68	796	90	939
Shares redeemed	(233)	(2,834)	(5,480)	(57,989)

	1,990	25,322	(4,383)	(46,376)

Class IR Shares
Shares sold	1	16	3	30
Reinvestment of distributions	9	117	10	102
Shares redeemed	(1)	(17)	(3)	(30)

	9	116	10	102

Class R Shares
Shares sold	168	2,044	5,323	56,985
Reinvestment of distributions	45	532	60	624
Shares redeemed	(837)	(10,602)	(3,614)	(38,970)

	(624)	(8,026)	1,769	18,639

NET INCREASE (DECREASE)	3,587,373	$40,439,659	(28,524,822)	$(314,649,192)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Value Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,827,816	$39,433,756	4,041,353	$36,711,026
Reinvestment of distributions	101,899	1,038,750	309,442	2,800,643
Shares converted from Class B(a)	2,620	26,714	25,452	234,664
Shares redeemed	(3,692,749)	(38,755,527)	(18,876,203)	(176,247,623)

	239,586	1,743,693	(14,499,956)	(136,501,290)

Class B Shares
Shares sold	1,567	16,505	8,576	74,691
Reinvestment of distributions	685	6,759	1,707	15,359
Shares converted to Class A(a)	(2,634)	(26,714)	(25,611)	(234,664)
Shares redeemed	(29,329)	(297,384)	(119,993)	(1,090,882)

	(29,711)	(300,834)	(135,321)	(1,235,496)

Class C Shares
Shares sold	148,497	1,529,664	329,067	2,988,355
Reinvestment of distributions	3,846	37,985	9,206	82,794
Shares redeemed	(208,255)	(2,128,398)	(636,445)	(5,752,314)

	(55,912)	(560,749)	(298,172)	(2,681,165)

Institutional Shares
Shares sold	12,560,585	126,152,641	2,968,508	27,009,702
Reinvestment of distributions	336,751	3,446,550	1,035,159	9,344,308
Shares redeemed	(9,376,629)	(99,140,248)	(50,371,103)	(457,858,563)

	3,520,707	30,458,943	(46,367,436)	(421,504,553)

Service Shares
Shares sold	157,088	1,642,804	268,076	2,443,517
Reinvestment of distributions	4,102	41,905	8,304	75,551
Shares redeemed	(65,268)	(677,101)	(453,444)	(4,220,889)

	95,922	1,007,608	(177,064)	(1,701,821)

Class IR Shares(b)
Shares sold	338	3,471	514	4,672
Reinvestment of distributions	15	153	25	229
Shares redeemed	(2)	(24)	(1)	(19)

	351	3,600	538	4,882

Class R Shares
Shares sold	2,656	28,853	723	6,553
Reinvestment of distributions	28	284	57	516
Shares redeemed	(435)	(4,554)	(174)	(1,644)

	2,249	24,583	606	5,425

NET INCREASE (DECREASE)	3,773,192	$32,376,844	(61,476,805)	$(563,614,018)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010 for the Balanced Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Equity Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,043,137	$23,680,289	3,453,061	$34,172,335
Reinvestment of distributions	56,590	668,893	114,398	1,020,427
Shares converted from Class B(a)	3,245	39,027	41,313	410,479
Shares redeemed	(4,510,230)	(55,828,213)	(9,480,171)	(93,739,403)

	(2,407,258)	(31,440,004)	(5,871,399)	(58,136,162)

Class B Shares
Shares sold	2,354	26,229	1,902	17,011
Reinvestment of distributions	—	—	355	2,861
Shares converted to Class A(a)	(3,606)	(39,027)	(45,903)	(410,479)
Shares redeemed	(51,025)	(547,836)	(102,599)	(895,756)

	(52,277)	(560,634)	(146,245)	(1,286,363)

Class C Shares
Shares sold	197,327	2,181,347	408,564	3,664,707
Reinvestment of distributions	660	7,047	4,417	35,647
Shares redeemed	(238,408)	(2,617,723)	(482,013)	(4,306,690)

	(40,421)	(429,329)	(69,032)	(606,336)

Institutional Shares
Shares sold	879,317	11,189,765	2,074,011	21,380,340
Reinvestment of distributions	184,734	2,261,145	436,131	4,029,850
Shares redeemed	(9,556,186)	(123,041,659)	(21,184,599)	(209,809,310)

	(8,492,135)	(109,590,749)	(18,674,457)	(184,399,120)

Service Shares
Shares sold	24,903	303,871	31,307	309,986
Reinvestment of distributions	402	4,710	1,052	9,309
Shares redeemed	(15,424)	(186,260)	(89,682)	(925,634)

	9,881	122,321	(57,323)	(606,339)

Class IR Shares
Shares sold	403,494	5,234,651	2,807	29,504
Reinvestment of distributions	28	328	32	291
Shares redeemed	(411)	(5,243)	(2,497)	(26,502)

	403,111	5,229,736	342	3,293

Class R Shares
Shares sold	8,998	109,381	17,381	166,243
Reinvestment of distributions	87	1,017	16	144
Shares redeemed	(4,181)	(51,315)	(2,941)	(30,999)

	4,904	59,083	14,456	135,388

NET DECREASE	(10,574,195)	$(136,609,576)	(24,803,658)	$(244,895,639)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Growth Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	163,865	$3,446,416	119,638	$1,981,250
Reinvestment of distributions	—	—	4,387	66,625
Shares converted from Class B(a)	33,314	694,551	104,370	1,751,278
Shares redeemed	(176,150)	(3,739,593)	(347,598)	(5,713,818)

	21,029	401,374	(119,203)	(1,914,665)

Class B Shares
Shares sold	9,351	174,354	7,780	116,868
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(38,626)	(694,551)	(120,384)	(1,751,278)
Shares redeemed	(39,679)	(723,872)	(103,206)	(1,463,267)

	(68,954)	(1,244,069)	(215,810)	(3,097,677)

Class C Shares
Shares sold	20,952	382,004	45,040	651,084
Reinvestment of distributions	—	—	—	—
Shares redeemed	(45,138)	(826,108)	(103,243)	(1,505,297)

	(24,186)	(444,104)	(58,203)	(854,213)

Institutional Shares
Shares sold	27,657	642,024	56,483	1,011,926
Reinvestment of distributions	—	—	1,606	26,735
Shares redeemed	(9,541)	(222,195)	(37,853)	(701,936)

	18,116	419,829	20,236	336,725

Class IR Shares
Shares sold	47,431	999,361	1	25
Reinvestment of distributions	—	—	3	44
Shares redeemed	(3,930)	(87,181)	(1)	(25)

	43,501	912,180	3	44

Class R Shares
Shares sold	44	913	1,426	22,866
Reinvestment of distributions	—	—	12	185
Shares redeemed	(2)	(39)	(1,811)	(30,273)

	42	874	(373)	(7,222)

NET INCREASE (DECREASE)	(10,452)	$46,084	(373,350)	$(5,537,008)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Value Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	129,166	$3,473,521	331,385	$7,529,979
Reinvestment of distributions	22,231	581,502	35,405	704,908
Shares converted from Class B(a)	66,987	1,776,619	415,782	9,307,913
Shares redeemed	(484,142)	(13,064,957)	(1,058,326)	(23,310,286)

	(265,758)	(7,233,315)	(275,754)	(5,767,486)

Class B Shares
Shares sold	6,725	129,324	14,559	224,313
Reinvestment of distributions	1,160	21,735	17,352	243,274
Shares converted to Class A(a)	(95,423)	(1,776,619)	(592,084)	(9,307,913)
Shares redeemed	(131,450)	(2,470,381)	(335,405)	(5,072,723)

	(218,988)	(4,095,941)	(895,578)	(13,913,049)

Class C Shares
Shares sold	31,170	674,353	73,651	1,324,365
Reinvestment of distributions	1,167	24,613	8,843	140,159
Shares redeemed	(156,871)	(3,358,067)	(343,099)	(5,918,410)

	(124,534)	(2,659,101)	(260,605)	(4,453,886)

Institutional Shares
Shares sold	21,262	720,037	44,990	1,260,487
Reinvestment of distributions	287	9,254	297	7,307
Shares redeemed	(7,033)	(237,449)	(16,494)	(464,071)

	14,516	491,842	28,793	803,723

Class IR Shares
Shares sold	41	1,107	754	16,323
Reinvestment of distributions	10	273	4	76
Shares redeemed	—	—	(1)	(19)

	51	1,380	757	16,380

Class R Shares
Shares sold	3,795	102,796	2,550	57,894
Reinvestment of distributions	21	543	39	765
Shares redeemed	(1,185)	(33,243)	(1,797)	(40,742)

	2,631	70,096	792	17,917

NET DECREASE	(592,082)	$(13,425,039)	(1,401,595)	$(23,296,401)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured U.S. Equity Fund

	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	452,776	$10,848,689	1,466,589	$30,703,366
Reinvestment of distributions	154,948	3,529,730	223,050	4,579,227
Shares converted from Class B(a)	54,725	1,281,881	203,870	4,312,940
Shares redeemed	(2,439,302)	(58,347,948)	(5,003,628)	(104,863,682)

	(1,776,853)	(42,687,648)	(3,110,119)	(65,268,149)

Class B Shares
Shares sold	9,187	207,967	15,634	311,185
Reinvestment of distributions	3,926	84,033	8,450	162,910
Shares converted to Class A(a)	(58,348)	(1,281,881)	(217,629)	(4,312,940)
Shares redeemed	(109,703)	(2,428,168)	(281,390)	(5,570,825)

	(154,938)	(3,418,049)	(474,935)	(9,409,670)

Class C Shares
Shares sold	73,770	1,643,571	156,263	3,049,334
Reinvestment of distributions	9,199	193,917	16,939	322,173
Shares redeemed	(203,601)	(4,511,091)	(542,358)	(10,602,005)

	(120,632)	(2,673,603)	(369,156)	(7,230,498)

Institutional Shares
Shares sold	550,910	13,867,367	555,725	12,085,256
Reinvestment of distributions	79,450	1,850,388	127,193	2,668,510
Shares redeemed	(419,904)	(10,336,204)	(3,250,669)	(68,457,269)

	210,456	5,381,551	(2,567,751)	(53,703,503)

Service Shares
Shares sold	3,723	90,119	8,680	179,470
Reinvestment of distributions	305	6,924	328	6,719
Shares redeemed	(6,022)	(140,396)	(59,461)	(1,240,422)

	(1,994)	(43,353)	(50,453)	(1,054,233)

Class IR Shares
Shares sold	—	1	1	24
Reinvestment of distributions	6	126	6	126
Shares redeemed	—	—	(1)	(24)

	6	127	6	126

Class R Shares
Shares sold	88	2,094	231	4,833
Reinvestment of distributions	22	494	40	809
Shares redeemed	(701)	(17,053)	(658)	(13,146)

	(591)	(14,465)	(387)	(7,504)

NET DECREASE	(1,844,546)	$(43,455,440)	(6,572,795)	$(136,673,431)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	11/1/10	4/30/11		4/30/11*	11/1/10	4/30/11		4/30/11*	11/1/10	4/30/11		4/30/11*	11/1/10	4/30/11		4/30/11*
Class A
Actual	$1,000.00	$1,096.70		$5.46	$1,000.00	$1,163.30		$5.10	$1,000.00	$1,185.50		$5.09	$1,000.00	$1,234.80		$6.93
Hypothetical 5% return	1,000.00	1,019.59	+	5.26	1,000.00	1,020.08	+	4.76	1,000.00	1,020.13	+	4.71	1,000.00	1,018.60	+	6.26

Class B
Actual	1,000.00	1,092.80		9.34	1,000.00	1,159.50		9.10	1,000.00	1,181.10		9.14	1,000.00	1,229.60		11.06
Hypothetical 5% return	1,000.00	1,015.87	+	9.00	1,000.00	1,016.36	+	8.50	1,000.00	1,016.41	+	8.45	1,000.00	1,014.88	+	9.99

Class C
Actual	1,000.00	1,092.70		9.34	1,000.00	1,159.80		9.10	1,000.00	1,181.50		9.14	1,000.00	1,229.80		11.06
Hypothetical 5% return	1,000.00	1,015.87	+	9.00	1,000.00	1,016.36	+	8.50	1,000.00	1,016.41	+	8.45	1,000.00	1,014.88	+	9.99

Institutional
Actual	1,000.00	1,098.50		3.38	1,000.00	1,165.50		2.95	1,000.00	1,189.10		2.93	1,000.00	1,237.60		4.72
Hypothetical 5% return	1,000.00	1,021.57	+	3.26	1,000.00	1,022.07	+	2.76	1,000.00	1,022.12	+	2.71	1,000.00	1,020.58	+	4.26

Service
Actual	N/A	N/A		N/A	1,000.00	1,162.40		5.63	1,000.00	1,185.30		5.64	1,000.00	1,233.70		7.48
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.59	+	5.26	1,000.00	1,019.64	+	5.21	1,000.00	1,018.10	+	6.76

Class IR
Actual	1,000.00	1,096.90		4.16	1,000.00	1,164.90		3.76	1,000.00	1,187.40		3.74	1,000.00	1,236.60		5.55
Hypothetical 5% return	1,000.00	1,020.83	+	4.01	1,000.00	1,021.32	+	3.51	1,000.00	1,021.37	+	3.46	1,000.00	1,019.84	+	5.01

Class R
Actual	N/A	N/A		N/A	1,000.00	1,161.50		6.43	1,000.00	1,184.50		6.45	1,000.00	1,233.60		8.31
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.84	+	6.01	1,000.00	1,018.89	+	5.96	1,000.00	1,017.36	+	7.50

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2011 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	11/1/10	4/30/11		4/30/11*	11/1/10	4/30/11		4/30/11*	11/1/10	4/30/11		4/30/11*
Class A
Actual	$1,000.00	$1,268.80		$7.03	$1,000.00	$1,217.20		$6.87	$1000.00	$1,168.60		$5.11
Hypothetical 5% return	1,000.00	1,018.60	+	6.26	1,000.00	1,018.60	+	6.26	1,000.00	1,020.08	+	4.76

Class B
Actual	1,000.00	1,264.10		11.23	1,000.00	1,212.30		10.97	1,000.00	1,164.30		9.12
Hypothetical 5% return	1,000.00	1,014.88	+	9.99	1,000.00	1,014.88	+	9.99	1,000.00	1,016.36	+	8.50

Class C
Actual	1,000.00	1,264.40		11.23	1,000.00	1,212.30		10.97	1,000.00	1,163.90		9.12
Hypothetical 5% return	1,000.00	1,014.88	+	9.99	1,000.00	1,014.88	+	9.99	1,000.00	1,016.36	+	8.50

Institutional
Actual	1,000.00	1,271.80		4.79	1,000.00	1,219.20		4.68	1,000.00	1,170.80		2.96
Hypothetical 5% return	1,000.00	1,020.58	+	4.26	1,000.00	1,020.58	+	4.26	1,000.00	1,022.07	+	2.76

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,167.90		5.64
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.59	+	5.26

Class IR
Actual	1,000.00	1,270.70		5.63	1,000.00	1,218.30		5.50	1,000.00	1,170.00		3.77
Hypothetical 5% return	1,000.00	1,019.84	+	5.01	1,000.00	1,019.84	+	5.01	1,000.00	1,021.32	+	3.51

Class R
Actual	1,000.00	1,267.30		8.43	1,000.00	1,215.10		8.24	1,000.00	1,167.00		6.45
Hypothetical 5% return	1,000.00	1,017.36	+	7.50	1,000.00	1,017.36	+	7.50	1,000.00	1,018.84	+	6.01

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced	1.05%	1.80%	1.80%	0.65%	N/A	0.80%	N/A
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05%	0.70	1.20%
Structured Large Cap Value	0.94	1.69	1.69	0.54	1.04	0.69	1.19
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured Small Cap Growth	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured Small Cap Value	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	0.70	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 54372.MF.MED.TMPL/6/2011 STDOMSAR11 / 70.8K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 19, 2011